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                    WELLS FARGO ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                                    (Trustee)

                                       and

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 27, 2002

                                 $500,492,022.97

                       Mortgage Pass-Through Certificates
                                  Series 2002-3


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


                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions...................................................
Section 1.02  Acts of Holders...............................................
Section 1.03  Effect of Headings and Table of Contents......................
Section 1.04  Benefits of Agreement.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by Trustee.........................................
Section 2.03  Representations and Warranties of the Master Servicer
                and the Seller..............................................
Section 2.04  Execution and Delivery of Certificates........................
Section 2.05  Designation of Certificates; Designation of Startup Day
                and Latest Possible Maturity Date...........................
Section 2.06  Optional Substitution of Mortgage Loans.......................


                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account...........................................
Section 3.02  Permitted Withdrawals from the Certificate Account............
Section 3.03  Advances by Master Servicer and Trustee.......................
Section 3.04  Trustee to Cooperate;
                Release of Owner Mortgage Loan Files........................
Section 3.05  Reports to the Trustee; Annual Compliance Statements..........
Section 3.06  Title, Management and Disposition of Any REO Mortgage Loan....
Section 3.07  Amendments to Servicing Agreements,
                Modification of Standard Provisions.........................
Section 3.08  Oversight of Servicing........................................
Section 3.09  Termination and Substitution of Servicing Agreements..........
Section 3.10  Application of Net Liquidation Proceeds.......................
Section 3.11  Act Reports...................................................


                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions.................................................
Section 4.02  Allocation of Realized Losses.................................
Section 4.03  Paying Agent..................................................
Section 4.04  Statements to Certificateholders;
               Reports to the Trustee and the Seller........................
Section 4.05  Reports to Mortgagors and the Internal Revenue Service........
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
                and Actions of Master Servicer..............................


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates..............................................
Section 5.02  Registration of Certificates..................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 5.04  Persons Deemed Owners.........................................
Section 5.05  Access to List of Certificateholders' Names and Addresses.....
Section 5.06  Maintenance of Office or Agency...............................
Section 5.07  Definitive Certificates.......................................
Section 5.08  Notices to Clearing Agency....................................


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer...............
Section 6.02  Merger or Consolidation of the Seller or the Master Servicer..
Section 6.03  Limitation on Liability of the Seller, the Master
                Servicer and Others.........................................
Section 6.04  Resignation of the Master Servicer............................
Section 6.05  Compensation to the Master Servicer...........................
Section 6.06  Assignment or Delegation of Duties by Master Servicer.........
Section 6.07  Indemnification of Trustee and Seller by Master Servicer......


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default.............................................
Section 7.02  Other Remedies of Trustee.....................................
Section 7.03  Directions by Certificateholders and
                Duties of Trustee During Event of Default...................
Section 7.04  Action upon Certain Failures of the
                Master Servicer and upon Event of Default...................
Section 7.05  Trustee to Act; Appointment of Successor......................
Section 7.06  Notification to Certificateholders............................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee.............................................
Section 8.02  Certain Matters Affecting the Trustee.........................
Section 8.03  Trustee Not Required to Make Investigation....................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 8.05  Trustee May Own Certificates..................................
Section 8.06  The Master Servicer to Pay Fees and Expenses..................
Section 8.07  Eligibility Requirements......................................
Section 8.08  Resignation and Removal.......................................
Section 8.09  Successor.....................................................
Section 8.10  Merger or Consolidation.......................................
Section 8.11  Authenticating Agent..........................................
Section 8.12  Separate Trustees and Co-Trustees.............................
Section 8.13  Appointment of Custodians.....................................
Section 8.14  Tax Matters; Compliance with REMIC Provisions.................
Section 8.15  Monthly Advances..............................................


                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Seller or Liquidation of All Mortgage Loans.......................................
Section 9.02  Additional Termination Requirements...........................


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01  Amendment....................................................
Section 10.02  Recordation of Agreement.....................................
Section 10.03  Limitation on Rights of Certificateholders...................
Section 10.04  Governing Law; Jurisdiction..................................
Section 10.05  Notices......................................................
Section 10.06  Severability of Provisions...................................
Section 10.07  Special Notices to Rating Agencies...........................
Section 10.08  Covenant of Seller...........................................
Section 10.09  Recharacterization...........................................


                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01     Class A Fixed Pass-Through Rate...........................
Section 11.02     Cut-Off Date..............................................
Section 11.03     Cut-Off Date Aggregate Principal Balance..................
Section 11.04     Original Class A Percentage...............................
Section 11.05     Original Principal Balances of the Classes of Class A
                    Certificates and Components.............................
Section 11.05(a)  Original Class A-14 Notional Amount.......................
Section 11.05(b)  Original Class A-17A Notional Amount......................
Section 11.05(c)  Original Class A-17C Notional Amount......................
Section 11.06     Original Class A Non-PO Principal Balance.................
Section 11.07     Original Subordinated Percentage..........................
Section 11.08     Original Class B Principal Balance........................
Section 11.09     Original Principal Balances of the Classes of Class B
                    Certificates............................................
Section 11.10     Original Class B-1 Fractional Interest....................
Section 11.11     Original Class B-2 Fractional Interest....................
Section 11.12     Original Class B-3 Fractional Interest....................
Section 11.13     Original Class B-4 Fractional Interest....................
Section 11.14     Original Class B-5 Fractional Interest....................
Section 11.15     Original Class B-1 Percentage.............................
Section 11.16     Original Class B-2 Percentage.............................
Section 11.17     Original Class B-3 Percentage.............................
Section 11.18     Original Class B-4 Percentage.............................
Section 11.19     Original Class B-5 Percentage.............................
Section 11.20     Original Class B-6 Percentage.............................
Section 11.21     Closing Date..............................................
Section 11.22     Right to Purchase.........................................
Section 11.23     Wire Transfer Eligibility.................................
Section 11.24     Single Certificate........................................
Section 11.25     Servicing Fee Rate........................................
Section 11.26     Master Servicing Fee Rate.................................

                                    EXHIBITS
                                    --------


EXHIBIT A-1      -     Form of Face of Class A-1 Certificate
EXHIBIT A-2      -     Form of Face of Class A-2 Certificate
EXHIBIT A-3      -     Form of Face of Class A-3 Certificate
EXHIBIT A-4      -     Form of Face of Class A-4 Certificate
EXHIBIT A-5      -     Form of Face of Class A-5 Certificate
EXHIBIT A-6      -     Form of Face of Class A-6 Certificate
EXHIBIT A-7      -     Form of Face of Class A-7 Certificate
EXHIBIT A-8      -     Form of Face of Class A-8 Certificate
EXHIBIT A-9      -     Form of Face of Class A-9 Certificate
EXHIBIT A-10     -     Form of Face of Class A-10 Certificate
EXHIBIT A-11     -     Form of Face of Class A-11 Certificate
EXHIBIT A-12     -     Form of Face of Class A-12 Certificate
EXHIBIT A-13     -     Form of Face of Class A-13 Certificate
EXHIBIT A-14     -     Form of Face of Class A-14 Certificate
EXHIBIT A-15     -     Form of Face of Class A-15 Certificate
EXHIBIT A-16     -     Form of Face of Class A-16 Certificate
EXHIBIT A-17     -     Form of Face of Class A-17 Certificate
EXHIBIT A-18     -     Form of Face of Class A-18 Certificate
EXHIBIT A-19     -     Form of Face of Class A-19 Certificate
EXHIBIT A-PO     -     Form of Face of Class A-PO Certificate
EXHIBIT A-R      -     Form of Face of Class A-R Certificate
EXHIBIT A-LR     -     Form of Face of Class A-LR Certificate
EXHIBIT B-1      -     Form of Face of Class B-1 Certificate
EXHIBIT B-2      -     Form of Face of Class B-2 Certificate
EXHIBIT B-3      -     Form of Face of Class B-3 Certificate
EXHIBIT B-4      -     Form of Face of Class B-4 Certificate
EXHIBIT B-5      -     Form of Face of Class B-5 Certificate
EXHIBIT B-6      -     Form of Face of Class B-6 Certificate
EXHIBIT C        -     Form of Reverse of Series 2002-3 Certificates
EXHIBIT D        -     Reserved
EXHIBIT E        -     Custodial Agreement
EXHIBIT F-1      -     Schedule of Type 1 Mortgage Loans
EXHIBIT F-2      -     Schedule of Type 2 Mortgage Loans
EXHIBIT F-3      -     Schedule of Other Servicer Mortgage Loans
EXHIBIT G        -     Request for Release
EXHIBIT H        -     Affidavit Pursuant to Section 860E(e)(4) of the Internal
                         Revenue Code of 1986, as amended, and for Non-ERISA Investors
EXHIBIT I        -     Letter from Transferor of Residual Certificates
EXHIBIT J        -     Transferee's Letter (Class [B-4] [B-5] [B-6]
                         Certificates)
EXHIBIT K        -     [Reserved]
EXHIBIT L        -     Servicing Agreements
EXHIBIT M        -     Form of Special Servicing Agreement
SCHEDULE I       -     Applicable Unscheduled Principal Receipt Period

            This Pooling and Servicing Agreement, dated as of February 27, 2002 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and FIRST UNION NATIONAL BANK, as Trustee.


                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01      DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Accretion Termination Date: The earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class A-5B Component has been reduced to zero or (ii) the Subordination Depletion Date.

            Accrual Distribution Amount: As to any Distribution Date prior to the Accretion Termination Date and the Class A-4 Certificates, an amount equal to the sum of (i) the Class A Interest Percentage of the Class A-4 Certificates of the Current Class A Interest Distribution Amount and (ii) the Class A Interest Shortfall Percentage of the Class A-4 Certificates of the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph second of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the Accretion Termination Date for such Class, zero.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and the Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and the Class B Principal Balance as of the Determination Date succeeding such Distribution Date and (ii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for all the Classes of Class A Certificates.

            Aggregate Non-PO Principal Balance: With respect to any Distribution Date, the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance as of such Distribution Date.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: With respect to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and
(c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-16 Certificates, Class A-17 Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-PO Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, First Union National Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-16 Certificates, Class A-17 Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-PO Certificates, Class A-R Certificate or Class A-LR Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-3, Class A-4, Class A-14, Class A-16 and Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause
(A) of Section 4.01(a)(i). As to the Class A-4 Certificates, (a) as to any Distribution Date prior to the Accretion Termination Date, the amount distributable to the Class A-4 Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a)(i) and Paragraph third clause (A) of Section 4.01(a)(i) and (b) as to any Distribution Date on or after the Accretion Termination Date, the amount distributable to the Class A-4 Certificates pursuant to Paragraphs first, second and third clause (A) of
Section 4.01(a)(i). As to the Class A-3, Class A-14 and Class A-16 Certificates, the amount distributable to such Class pursuant to Paragraphs first and second of Section 4.01(a)(i). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) on such Distribution Date.

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i), including, in the case of the Class A-4 Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Principal Balances of the Class A Certificates (other than the Class A-4, Class A-5, Class A-6, Class A-7, Class A-13 and Class A-PO Certificates) and the Components and (ii) with respect to the Class A-4 Certificates, the lesser of the Principal Balance of the Class A-4 Certificates and the Original Principal Balance of the Class A-4 Certificates.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-4, Class A-5, Class A-6, Class A-7, Class A-13 and Class A-PO Certificates) or Component then outstanding, the percentage calculated by dividing the Principal Balance of such Class or Component (or, in the case of the Class A-4 Certificates, the Original Principal Balance of such Class if lower) by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates or Component not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall and (iii) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

                  (i) the Class A Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

                  (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

                  (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

            (II) the Class A Prepayment Percentage of the Non-PO Recovery for such Distribution Date.

            Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

            Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the sum of the Accrual Distribution Amount, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

            Class A Pass-Through Rate: As to the Class A-4, Class A-5, Class A-10, Class A-11, Class A-12, Class A-R and Class A-LR Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-1, Class A-8 and Class A-9 Certificates, 5.500% per annum. As to the Class A-2 Certificates, the Class A-2 Pass-Through Rate. As to the Class A-3 Certificates, the Class A-3 Pass-Through Rate. As to the Class A-6 Certificates, the Class A-6 Pass-Through Rate. As to the Class A-7 Certificates, the Class A-7 Pass-Through Rate. As to the Class A-13 Certificates, the Class A-13 Pass-Through Rate. As to the Class A-14 Certificates, the Class A-14 Pass-Through Rate. As to the Class A-15 Certificates, the Class A-15 Pass-Through Rate. As to the Class A-16 Certificates, the Class A-16 Pass-Through Rate. As to the Class A-17 Certificates, the Class A-17 Pass-Through Rate. As to the Class A-18 Certificates, the Class A-18 Pass-Through Rate. As to the Class A-19 Certificates, the Class A-19 Pass-Through Rate. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Subordination Depletion Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in February 2007, 100%. As to any Distribution Date subsequent to February 2007 to and including the Distribution Date in February 2008, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2008 to and including the Distribution Date in February 2009, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2009 to and including the Distribution Date in February 2010, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2010 to and including the Distribution Date in February 2011, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2011, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to the Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the February preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). No reduction in the Class A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the current Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed
(1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2007 and February 2008, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2008 and February 2009, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2009 and February 2010, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2010 and February 2011, and (5) 50% of the Original Class B Principal Balance, if such Distribution Date occurs during or after March 2011. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-15 Certificates, Class A-17 Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

            Class A Unpaid Interest Shortfall: As to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class (or in the case of the Class A-4 Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

            Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-2 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 2.2300% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 0.4000% plus LIBOR subject to a minimum rate of 0.4000% and a maximum rate of 8.0000%.

            Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-3 Notional Amount: As to any Distribution Date, an amount equal to the Principal Balance of the Class A-2 Certificates.

            Class A-3 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 5.7700% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 7.6000% minus LIBOR subject to a minimum rate of 0.0000% and a maximum rate of 7.6000%.

            Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-5 Component: Either the Class A-5A or Class A-5B Component.

            Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit C hereto.

            Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

            Class A-6 Component: Either the Class A-6A or Class A-6B Component.

            Class A-6 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 2.4800% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 0.6500% plus LIBOR subject to a minimum rate of 0.6500% and a maximum rate of 8.5000%.

            Class A-7 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit C hereto.

            Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

            Class A-7 Component: Either the Class A-7A or Class A-7B Component.

            Class A-7 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 19.5650% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 25.5125% minus the product of (i) 3.25 and
(ii) LIBOR subject to a minimum rate of 0.0000% and a maximum rate of 25.5125%.

            Class A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit C hereto.

            Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

            Class A-9 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit C hereto.

            Class A-9 Certificateholder: The registered holder of a Class A-9 Certificate.

            Class A-10 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit C hereto.

            Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

            Class A-11 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit C hereto.

            Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

            Class A-12 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit C hereto.

            Class A-12 Certificateholder: The registered holder of a Class A-12 Certificate.

            Class A-13 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-13 and Exhibit C hereto.

            Class A-13 Certificateholder: The registered holder of a Class A-13 Certificate.

            Class A-13 Component: Either the Class A-13A or Class A-13B
Component.

            Class A-13 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 2.5800% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 0.7500% plus LIBOR subject to a minimum rate of 0.7500% and a maximum rate of 8.5000%.

            Class A-14 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-14 and Exhibit C hereto.

            Class A-14 Certificateholder: The registered holder of a Class A-14 Certificate.

            Class A-14 Notional Amount: As to any Distribution Date, an amount equal to the Principal Balance of the Class A-13A Component.

            Class A-14 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 5.9200% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 7.7500% minus LIBOR subject to a minimum rate of 0.0000% and a maximum rate of 7.7500%.

            Class A-15 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-15 and Exhibit C hereto.

            Class A-15 Certificateholder: The registered holder of a Class A-15 Certificate.

            Class A-15 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 2.2300% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 0.4000% plus LIBOR subject to a minimum rate of 0.4000% and a maximum rate of 8.5000%.

            Class A-16 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-16 and Exhibit C hereto.

            Class A-16 Certificateholder: The registered holder of a Class A-16 Certificate.

            Class A-16 Notional Amount: As to any Distribution Date, an amount equal to the Principal Balance of the Class A-15 Certificates.

            Class A-16 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 6.2700% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 8.1000% minus LIBOR subject to a minimum rate of 0.0000% and a maximum rate of 8.1000%.

            Class A-17 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-17 and Exhibit C hereto.

            Class A-17 Certificateholder: The registered holder of a Class A-17 Certificate.

            Class A-17 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 19.2400% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 25.1875% minus the product of (i) 3.25 and
(ii) LIBOR subject to a minimum rate of 0.0000% and a maximum rate of 25.1875%.

            Class A-18 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-18 and Exhibit C hereto.

            Class A-18 Certificateholder: The registered holder of a Class A-18 Certificate.

            Class A-18 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 3.4700% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 1.6400% plus LIBOR subject to a minimum rate of 1.6400% and a maximum rate of 8.0000%.

            Class A-19 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-19 and Exhibit C hereto.

            Class A-19 Certificateholder: The registered holder of a Class A-19 Certificate.

            Class A-19 Pass-Through Rate: With respect to the Distribution Date occurring in March 2002, 19.6300% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 27.5600% minus the product of (i) 4.33333333 and (ii) LIBOR subject to a minimum rate of 0.0000% and a maximum rate of 27.5600%.

            Class A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L14 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L15 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L17 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L18 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit C hereto.

            Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

            Class A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Subordination Depletion Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause
(B) of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan and (B) the sum of (x) the sum of the Class A-PO Recoveries for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Subordination Depletion Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Scheduled Principal Balance of each Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class A-PO Recovery for such Distribution Date.

            Class A-PO Recovery: As to any Distribution Date prior to the Subordination Depletion Date, the lesser of (a) the Class A-PO Deferred Amount for such Distribution Date (calculated without regard to the Class A-PO Recovery for such Distribution Date) and (b) an amount equal to the sum as to each Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan. As to any Distribution Date on or after the Subordination Depletion Date, the amount determined in accordance with clause (b) above.

            Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: With respect to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date, 6.500% per annum.

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-1 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-1 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the Original Class B-1 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates
(A) pursuant to Paragraph seventh of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-1 Certificates are the most subordinate Certificates outstanding, the Class B-1 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

            Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-2 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-2 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the Original Class B-2 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates
(A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-2 Certificates are the most subordinate Certificates outstanding, the Class B-2 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

            Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-3 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-3 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the Original Class B-3 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates
(A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-3 Certificates are the most subordinate Certificates outstanding, the Class B-3 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

            Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a)(i).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-4 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-4 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the Original Class B-4 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates
(A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-4 Certificates are the most subordinate Certificates outstanding, the Class B-4 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

            Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth and nineteenth of Section 4.01(a)(i).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-5 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-5 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the Original Class B-5 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates
(A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-5 Certificates are the most subordinate Certificates outstanding, the Class B-5 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

            Class B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a)(i).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-6 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Loan;

            (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-6 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the Original Class B-6 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i); provided, however, if the Class B-6 Certificates are outstanding, the Class B-6 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

            Class B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating Interest: With respect to any Distribution Date, the least of (a) the aggregate Prepayment Interest Shortfall on the Mortgage Loans for such Distribution Date, (b) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (c) the Available Master Servicing Compensation for such Distribution Date.

            Component: Any Class A-5, Class A-6, Class A-7 or Class A-13 Component.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument, is located at 401 South Tryon Street, Charlotte, North Carolina 28288.

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes as follows:

Uncertificated Lower-Tier
Interest                              Corresponding Upper-Tier Class or Classes
-------------------------             -----------------------------------------

Class A-L1 Interest                   Class A-1 Certificates, Class A-8
                                      Certificates and Class A-9 Certificates

Class A-L2 Interest                   Class A-2 Certificates and Class A-3
                                      Certificates

Class A-L4 Interest                   Class A-4 Certificates, Class A-5
                                      Certificates, Class A-10 Certificates,
                                      Class A-11 Certificates and Class A-12
                                      Certificates

Class A-L6 Interest                   Class A-6 Certificates and Class A-7
                                      Certificates

Class A-L14 Interest                  Class A-14 Certificates

Class A-L15 Interest                  Class A-15 Certificates and Class A-16
                                      Certificates

Class A-L17 Interest                  Class A-17 Certificates

Class A-L18 Interest                  Class A-18 Certificates and Class A-19
                                      Certificates

Class A-LPO Interest                  Class A-PO Certificates

Class A-LUR Interest                  Class A-R Certificate

Class B-L1 Interest                   Class B-1 Certificates

Class B-L2 Interest                   Class B-2 Certificates

Class B-L3 Interest                   Class B-3 Certificates

Class B-L4 Interest                   Class B-4 Certificates

Class B-L5 Interest                   Class B-5 Certificates

Class B-L6 Interest                   Class B-6 Certificates


            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Certificates pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Curtailment Interest Shortfall: On any Distribution Date with respect to a Mortgage Loan which was the subject of a Curtailment:

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Curtailment is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Curtailment is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Curtailment is received.

            Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of the Trustee. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates: As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-3, Class A-14 and Class A-16 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-3 Certificates, the amount specified on the face of each such Certificate representing the portion of the Original Class A-3 Notional Amount. As to the Class A-14 Certificates, the amount specified on the face of each such Certificate representing the portion of the Original Class A-14 Notional Amount. As to the Class A-16 Certificates, the amount specified on the face of each such Certificate representing the portion of the Original Class A-16 Notional Amount.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 6.500%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

            (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

            (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

            (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

            (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

            (ix) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Eligible Investments hereunder, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Certificates is March 25, 2032, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Fitch: Fitch Ratings, or its successors in interest.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 6.500%,
(b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 6.500%, (ii) the applicable Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates, (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class or, in the case of the Class A-3, Class A-14 and Class A-16 Certificates, the Class A-3 Notional Amount, Class A-14 Notional Amount and Class A-16 Notional Amount, respectively, as of the Determination Date immediately preceding such Distribution Date minus (ii) the Class A Interest Percentage of such Class of
(a) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (b) any Relief Act Shortfall allocated to such Class and (c) the interest portion of any Realized Losses allocated to the Class A Certificates on or after the Subordination Depletion Date pursuant to Section 4.02(c). The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of the sum of any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B Certificates with respect to such Distribution Date.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one month U.S. dollar deposits, as determined by the Trustee on the related Rate Determination Date in accordance with Section 4.07.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England, the City of New York and Charlotte, North Carolina.

            LIBOR Certificates: Any of the Class A-2, Class A-3, Class A-6, Class A-7, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18 and Class A-19 Certificates.

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Lower-Tier Distribution Amount:  As defined in Section 4.01(a)(ii).

            Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans (other than Fixed Retained Yield), such amounts as shall from time to time be held in the Certificate Account (other than Fixed Retained Yield), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Master Servicer: Wells Fargo Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate: As set forth in Section 11.26.

            MERS: As defined in Section 2.01.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            Month End Interest: As defined in each Servicing Agreement.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of February 27, 2002 between WFHM, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Sections 2.02, 2.03 or 2.06 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

             (i)  the Mortgage Loan identifying number;

            (ii)  the city, state and zip code of the Mortgaged Property;

           (iii)  the type of property;

            (iv)  the Mortgage Interest Rate;

             (v)  the Net Mortgage Interest Rate;

            (vi)  the Monthly Payment;

           (vii)  the original number of months to maturity;

          (viii)  the scheduled maturity date;

            (ix)  the Cut-Off Date Principal Balance;

             (x)  the Loan-to-Value Ratio at origination;

            (xi)  whether such Mortgage Loan is a Subsidy Loan;

           (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

          (xiii)  the applicable Servicing Fee Rate;

           (xiv)  the Master Servicing Fee Rate;

            (xv)  Fixed Retained Yield Rate, if applicable; and

           (xvi) for each Other Servicer Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Sections 2.02, 2.03 or 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder: As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Mortgage Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 6.500%.

            Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the Class A-PO Recovery for such Distribution Date.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer or the Trustee determination, an Officer's Certificate of the Master Servicer or delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the sum of (i) the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date and (ii) Curtailment Interest Shortfalls with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Subordination Depletion Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Subordination Depletion Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person: As defined in Section 4.01(f).

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or sixth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Non-PO Principal Balance: The sum of (i) the Original Principal Balances of the Class A-1, Class A-2, Class A-4, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-15, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates as set forth in Section
11.05 and (ii) the Original Principal Balances of the Class A-5A, Class A-5B, Class A-6A, Class A-6B, Class A-7A, Class A-7B, Class A-13A and Class A-13B Components as set forth in Section 11.05.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class A-3 Notional Amount: The Original Class A-3 Notional Amount as set forth in Section 11.05(a).

            Original Class A-14 Notional Amount: The Original Class A-14 Notional Amount as set forth in Section 11.05(b).

            Original Class A-16 Notional Amount: The Original Class A-16 Notional Amount as set forth in Section 11.05(c).

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.08.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.10.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.11.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.12.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.13.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.14.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.17.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.18.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.19.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.20.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Principal Balances of the Components as set forth in Section 11.05; Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.09.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer: Any of the Servicers other than WFHM.

            Other Servicer Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

            Other Servicing Agreements: The Servicing Agreements other than the WFHM Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Sections 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            PAC Certificates: The Class A-1, Class A-2, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-15 and Class A-17 Certificates.

            PAC Components: The Class A-13A and Class A-13B Component.

            PAC Group I: The Class A-1 and Class A-2 Certificates.

            PAC Group II: The Class A-8, Class A-9, Class A-10, Class A-11, Class A-12 and Class A-15 Certificates and the Class A-13A Component.

            PAC Group III: The Class A-17 Certificates and the Class A-13B Component.

            PAC Principal Amount: As defined in Section 4.01(b).

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the Unscheduled Principal Receipt Period in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate (other than the Class A-3, Class A-14 and Class A-16 Certificates), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class A-3, Class A-14 or Class A-16 Certificate, the undivided percentage interest obtained by dividing the original notional amount evidenced by such Certificate by the Original Class A-3 Notional Amount, Original Class A-14 Notional Amount or Original Class A-16 Notional Amount, respectively. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan: As defined in Section 5.02(c).

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Class A Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03, and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Sections 2.02, 2.03 or 3.08 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Mortgage Loan substituted for a Mortgage Loan pursuant to Sections 2.02,
      2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j)  Liquidation Profits;

            (k)  Month End Interest; and

            (l)  all amounts reimbursable to a Servicer for PMI Advances.

            Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Schedusssled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates (other than the Class A-3, Class A-5, Class A-6, Class A-7, Class A-13, Class A-14 and Class A-16 Certificates) and any Component, the Original Principal Balance of such Class or Component. As of any subsequent Determination Date prior to the Subordination Depletion Date and as to any Class of Class A Certificates (other than the Class A-5, Class A-6, Class A-7 and Class A-13 Certificates) and any Component, the Original Principal Balance of such Class or Component (increased in the case of the Class A-4 Certificates by the Accrual Distribution Amounts with respect to prior Distribution Dates for the Class A-4 Certificates) less the sum of all amounts previously distributed in respect of such Class or Component on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (ii) as a result of a Principal Adjustment and (iii), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates. After the Subordination Depletion Date, each such Principal Balance of a Class of Class A Certificates (other than the Class A-5, Class A-6, Class A-7 and Class A-13 Certificates) and any Component will also be reduced (if clause (i) is greater than clause (ii)) or increased (if clause (i) is less than clause (ii)) on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class or Component and the difference, if any, between (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence and (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As of any Determination Date, the Principal Balance of the Class A-5, Class A-6, Class A-7 and Class A-13 Certificates will equal the sum of the Principal Balances of the Components of such Class.

            As of any subsequent Determination Date prior to the Subordination Depletion Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Subordination Depletion Date, the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Notwithstanding the foregoing, no Principal Balance of a Class or Component will be increased on any Determination Date such that the Principal Balance of such Class or Component exceeds its Original Principal Balance (plus any Accrual Distribution Amounts previously added to the Principal Balance of the Class A-4 Certificates) less all amounts previously distributed in respect of such Class or Component on prior Distribution Dates pursuant to Paragraph third clause (A) of Section 4.01(a)(i), Paragraph third clause (B) of Section 4.01(a)(i), or Paragraphs seventh, tenth, thirteenth, sixteenth, nineteenth or twenty-second of Section 4.01(a)(i).

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated February 21, 2002 as supplemented by the prospectus supplement dated February 21, 2002, relating to the Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rate Determination Date: As to any Distribution Date and any Class of LIBOR Certificates, the second LIBOR Business Day preceding the 25th day of the month preceding the month in which such Distribution Date occurs.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are Fitch and S&P. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is S&P. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean F-1+ in the case of Fitch, A-1 in the case of S&P and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of Fitch and S&P, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Reference Banks: Initially, the Reference Banks shall be Deutsche Bank International, Bank of America, N.A., Citibank, N.A., and The Fuji Bank, Limited. If any of these banks are not available, the Trustee shall select from one of the following banks a substitute Reference Bank: Credit Suisse First Boston Corporation, Westdeutsche Landesbank Girozentrale, The J.P.Morgan Chase Bank or National Westminster Bank Plc. If any of these banks are not available, the Trustee shall in its discretion select another Reference Bank.

            Relief Act Shortfall: Any interest shortfalls arising as a result of the reduction in the amount of monthly interest payments on any Mortgage Loans as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended. Any Relief Act Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Reduction Amount: As defined in Section 4.01(b).

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date: As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            S&P: Standard and Poor's, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of WFHM, Hibernia National Bank, HomeSide Lending, Inc., HSBC Mortgage Corporation (USA), First Nationwide Mortgage Corporation, Firstar Bank, NA, Colonial Savings, F.A., The Huntington Mortgage Company, Navy Federal Credit Union and CUNA Mutual Mortgage Corporation, as Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Similar Law: As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

            Startup Day: As defined in Section 2.05.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            Subordination Depletion Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

            Subordination Depletion Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Subordination Depletion Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full or Curtailment):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan: As defined in Section 2.02

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Sections 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Trustee: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Type 1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Mid-Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Type 2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Prior Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Uncertificated Lower-Tier Interest: Any of the Class A-L1 Interest, the Class A-L2 Interest, the Class A-L4 Interest, the Class A-L6 Interest, the Class A-L14 Interest, the Class A-L15 Interest, the Class A-L17 Interest, the Class A-L18 Interest, the Class A-LPO Interest, the Class A-LUR Interest, the Class B-L1 Interest, the Class B-L2 Interest, the Class B-L3 Interest, the Class B-L4 Interest, the Class B-L5 Interest and the Class B-L6 Interest.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

            Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: As defined in Section 4.01(f).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Class A-3, Class A-14 and Class A-16 Certificates will each be entitled to 1% of the aggregate Voting Interest represented by all Certificates and each remaining Class of Certificates will be entitled to a pro rata portion of the remaining Voting Interest equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

            WFHM: Wells Fargo Home Mortgage, Inc., or its successor in interest.

            WFHM Correspondents: The entities listed on the Mortgage Loan Schedule, from which WFHM purchased the Mortgage Loans.

            WFHM Servicing Agreement: The Servicing Agreement providing for the servicing of the Type 1 and Type 2 Mortgage Loans initially by WFHM.

            SECTION 1.02      ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04      BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01      CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, and
(d) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by WFHM or the applicable WFHM Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Trustee on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, if (i) with respect to a particular state the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make the assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property or (ii) the Seller has been advised by each Rating Agency that non-recordation in a state will not result in a reduction of the rating assigned by that Rating Agency at the time of the initial issuance of the Certificates. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02      ACCEPTANCE BY TRUSTEE.

            The Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments (unless the related Mortgage has been registered in the name of MERS or its designee) and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate, less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

            (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

            (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

            (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
      Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

            (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

            (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

            (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

            (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

            (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

            (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

            (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

            (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

            (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

            (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

            (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

            (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

            (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

            (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

            (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04      EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class A-L1 Interest, Class A-L1 Interest, Class A-L2 Interest, Class A-L4 Interest, Class A-L6 Interest, Class A-L14 Interest, Class A-L15 Interest, Class A-L17 Interest, Class A-L18 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest] as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is March 25, 2032 for purposes of Code Section 860G(a)(1).

            SECTION 2.06      OPTIONAL SUBSTITUTION OF MORTGAGE LOANS.

            During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Mortgage Loan a Substitute Mortgage Loan meeting the requirements of Section 2.02. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in
Section 2.02, shall be deposited in the Certificate Account.

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01      CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

            (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

            (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Sections 2.02, 2.03 or 3.08 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02     PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.06, 3.08 or 9.01) respecting which any such Periodic Advance was made;

            (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

            (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

            (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

            (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Sections 2.02, 2.03 or 2.06 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

            (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

            (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

            (x) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

            (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

            (xii) to clear and terminate the Certificate Account pursuant to
      Section 9.01; and

            (xiii) to pay to WFHM from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            SECTION 3.03      ADVANCES BY MASTER SERVICER AND TRUSTEE.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event WFHM fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the WFHM Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of WFHM or such Other Servicer, as the case may be, (ii) the amount actually advanced by WFHM or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder, and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent WFHM fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the WFHM Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of WFHM, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04      TRUSTEE TO COOPERATE;
                              RELEASE OF OWNER MORTGAGE LOAN FILES.

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer pursuant to clause (ii) of the preceding paragraph, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05      REPORTS TO THE TRUSTEE; ANNUAL COMPLIANCE
                              STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07      AMENDMENTS TO SERVICING AGREEMENTS,
                              MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee pursuant to
Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the WFHM Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

            (ii) The Master Servicer may direct WFHM to enter into an amendment to the WFHM Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08     OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless
(i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under
Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence; provided, however, that no such Opinion of Counsel need be delivered if the sole purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a Curtailment such that the Mortgage Loan is fully amortized by its original maturity date.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall have a limited option to repurchase any defaulted Mortgage Loan or REO Mortgage Loan during the following time periods: (i) beginning on the first day of the second month following the month in which the Master Servicer has reported that a Servicer has initiated foreclosure proceedings with respect to such a defaulted Mortgage Loan, with such repurchase option expiring on the last day of such second following month; (ii) beginning on the first day of the second month following the month in which the Master Servicer has reported that such defaulted Mortgage Loan has become an REO Mortgage Loan, with such repurchase option expiring on the last day of such second following month; and (iii) beginning on the day on which a Servicer accepts a contractual commitment by a third party to purchase the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan, with such repurchase option expiring on the earlier of the last day of the month in which such contractual commitment was accepted by the Servicer or the day immediately prior to the day on which the closing occurs with respect to such third party purchase of the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan. The Seller shall be entitled to repurchase at its option any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, WFHM requests the Seller to repurchase and to sell to WFHM to facilitate the exercise of WFHM's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any Mortgage Loan repurchased pursuant to this paragraph shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or the Lower-Tier REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09      TERMINATION AND SUBSTITUTION OF SERVICING
                              AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) WFHM fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides WFHM written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the WFHM Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10      APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11      ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS


            SECTION 4.01      DISTRIBUTIONS.

            (a) (i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-4 Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates and Components, in each case in accordance with Section 4.01(b);

            second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to the Class A-4 Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates and Components, in each case in accordance with Section 4.01(b);

            third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

            fifth, to the Class B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

            sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

            seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eighth, to the Class B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

            ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

            tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eleventh, to the Class B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

            twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

            thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

            fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

            sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

            eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

            nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

            twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

            twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

            twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class (other than the Class A-R or Class A-LR Certificate) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-3, Class A-14, Class A-16 and Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their outstanding Principal Balances.

            (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes and, in the case of the Class A-L14 Interest and the A-L17 Interest, the amount of principal distributed to the Class A-13A Component and the Class A-13B Component, respectively, as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class A-L14 Interest and Class A-L17 Interest) shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed (or, in the case of a the Class A-4 Certificates, added to their Principal Balance) thereon. On each Distribution Date, the Class A-L14 Interest shall receive a distribution in respect of interest in an amount equal to the sum of (i) the Interest Accrual Amount and any distribution in respect of Class A Unpaid Interest Shortfalls in each case actually distributed on the Class A-14 Certificates and (ii) the product of a fraction, the numerator of which is equal to the Principal Balance of the Class A-13A Component and the denominator of which is equal to the Principal Balance of the Class A-13 Certificates and the Interest Accrual Amount and any distribution in respect of Class A Unpaid Interest Shortfalls in each case actually distributed on the Class A-13 Certificates. On each Distribution Date, the Class A-L17 Interest shall receive a distribution in respect of interest in an amount equal to the sum of (i) the Interest Accrual Amount and any distribution in respect of Class A Unpaid Interest Shortfalls in each case actually distributed on the Class A-17 Certificates and (ii) the product of a fraction, the numerator of which is equal to the Principal Balance of the Class A-13B Component and the denominator of which is equal to the Principal Balance of the Class A-13 Certificates and the Interest Accrual Amount and any distribution in respect of Class A Unpaid Interest Shortfalls in each case actually distributed on the Class A-13 Certificates. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the Principal Balances of the respective Corresponding Upper-Tier Class or Classes plus, in the case of the Class A-L14 Interest and the A-L17 Interest, the Principal Balance of the Class A-13A Component and the Class A-13B Component, respectively. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class or Classes plus, in the case of the Class A-L14 Interest and the A-L17 Interest, the Original Principal Balance of the Class A-13A Component and the Class A-13B Component, respectively.

            The pass-through rate with respect to the Class A-L1 Interest shall be 5.500% per annum. The pass-through rate with respect to the Class A-L2 Interest shall be 8.000% per annum. The pass-through rate with respect to the Class A-L4 Interest, Class A-L17 Interest, Class A-L18 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 6.500% per annum. The pass-through rate with respect to the Class A-L6 Interest, Class A-L14 Interest and Class A-L15 Interest shall be 8.500% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (iii) The Class A-3, Class A-14 and Class A-16 Certificates are interest-only Certificates and are not entitled to distributions in respect of principal.

      I. On each Distribution Date occurring prior to the Accretion Termination Date, the Accrual Distribution Amount will be distributed, sequentially, as follows:

            first, concurrently, to the Class A-6A and Class A-7A Components, pro rata; and

            second, sequentially, to the Class A-5B Component and Class A-4 Certificates.

      II. On each Distribution Date occurring prior to the Subordination Depletion Date, the Class A Non-PO Principal Amount will be allocated among and distributed in reduction of the Principal Balances of the Class A Certificates (other than the Class A-PO Certificates) concurrently as follows:

      (A) 42.0376662233%, sequentially, as follows:

            first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata;

            second, concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, up to the Group I PAC Principal Amount for such Distribution Date;

            third, concurrently, to the Class A-6B and Class A-7B Components, pro rata;

            fourth, concurrently, to the Class A-1 and Class A-2 Certificates; pro rata;

            fifth, to the Class A-5A Component;

            sixth, concurrently, to the Class A-6A and Class A-7A Components, pro rata; and

            seventh, sequentially, to the Class A-5B Component and Class A-4 Certificates; and

      (B) 57.9623337767%, sequentially, as follows:

            first, sequentially, up to the Group II PAC Principal Amount for such Distribution Date, as follows:

                  (i) concurrently, to the Class A-8 Certificates and Class
            A-13A Component, pro rata;

                  (ii) concurrently, to the Class A-9 and Class A-15
            Certificates, pro rata;

                  (iii) sequentially, to the Class A-10, Class A-11 and Class
            A-12 Certificates;

            second, concurrently, to the Class A-17 Certificates and Class A-13B Component, pro rata, up to the Group III PAC Principal Amount for such Distribution Date;

            third, concurrently, to the Class A-18 and Class A-19 Certificates, pro rata;

            fourth, concurrently, to the Class A-17 Certificates and Class A-13B Component, pro rata;

            fifth, concurrently, to the Class A-8 Certificates and Class A-13A Component, pro rata;

            sixth, concurrently, to the Class A-9 and Class A-15 Certificates, pro rata; and

            seventh, sequentially, to the Class A-10, Class A-11 and Class A-12 Certificates.

            As used above, the "GROUP I PAC PRINCIPAL AMOUNT" for any Distribution Date means the amount, if any, that would reduce the aggregate Principal Balance of PAC Group I to the percentage of the sum of the initial Principal Balances of PAC Group I shown in the related table with respect to such Distribution Date.

            As used above, the "GROUP II PAC PRINCIPAL AMOUNT" for any Distribution Date means the amount, if any, that would reduce the sum of the aggregate Principal Balance of PAC Group II to the percentage of the sum of the initial Principal Balances of PAC Group II shown in the related table with respect to such Distribution Date.

            As used above, the "GROUP III PAC PRINCIPAL AMOUNT" for any Distribution Date means the amount, if any, that would reduce the sum of the aggregate Principal Balance of PAC Group III to the percentage of the sum of the initial Principal Balances of PAC Group III shown in the related table with respect to such Distribution Date.

            The following tables set forth for each Distribution Date the planned Principal Balances for the PAC Groups, expressed as a percentage of the initial aggregate Principal Balance of such PAC Group.



                           PLANNED PRINCIPAL BALANCES
              AS PERCENTAGES OF INITIAL AGGREGATE PRINCIPAL BALANCE

                                   PAC GROUP I

                           PERCENTAGE OF                                PERCENTAGE OF                              PERCENTAGE OF
                           INITIAL AGGREGATE                            INITIAL AGGREGATE                          INITIAL AGGREGATE
DISTRIBUTION DATE          PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE   DISTRIBUTION DATE      PRINCIPAL BALANCE
-----------------          -----------------     -----------------      -----------------   -----------------      -----------------
March 2002...........      99.62031407%          January 2004......     75.02478827%        November 2005.....     32.39361288%
April 2002...........      99.17392098           February 2004.....     73.22150167         December 2005.....     30.56635606
May 2002.............      98.66108423           March 2004........     71.36524514         January 2006......     28.75182334
June 2002............      98.08196818           April 2004........     69.45707863         February 2006.....     26.94992932
July 2002............      97.43678160           May 2004..........     67.49809469         March 2006........     25.16058919
August 2002..........      96.72577768           June 2004.........     65.48941762         April 2006........     23.38371870
September 2002.......      95.94925389           July 2004.........     63.43220230         May 2006..........     21.61923416
October 2002.........      95.10755188           August 2004.......     61.38925565         June 2006.........     19.86705251
November 2002........      94.20105737           September 2004....     59.36048181         July 2006.........     18.12709115
December 2002........      93.23019977           October 2004......     57.34578549         August 2006.......     16.39926812
January 2003.........      92.19545207           November 2004.....     55.34507213         September 2006....     14.68350203
February 2003........      91.09733041           December 2004.....     53.35824777         October 2006......     12.97971198
March 2003...........      89.93639373           January 2005......     51.38521909         November 2006.....     11.28781767
April 2003...........      88.71324338           February 2005.....     49.42589341         December 2006.....      9.60773930
May 2003.............      87.42852261           March 2005........     47.48017867         January 2007......      7.93939767
June 2003............      86.08291606           April 2005........     45.54798346         February 2007.....      6.28271408
July 2003............      84.67714921           May 2005..........     43.62921695         March 2007........      4.65451608
August 2003..........      83.21198774           June 2005.........     41.72378897         April 2007........      3.03774253
September 2003.......      81.68823691           July 2005.........     39.83160994         May 2007..........      1.43231609
October 2003.........      80.10674079           August 2005.......     37.95259088         June 2007
November 2003........      78.46838156           September 2005....     36.08664343            and thereafter.      0.00000000
December 2003........      76.77407874           October 2005......     34.23367981

                           PLANNED PRINCIPAL BALANCES
              AS PERCENTAGES OF INITIAL AGGREGATE PRINCIPAL BALANCE

                                  PAC GROUP II


                        PERCENTAGE OF                                 PERCENTAGE OF                                PERCENTAGE OF
                        INITIAL AGGREGATE                             INITIAL AGGREGATE                            INITIAL AGGREGATE
DISTRIBUTION DATE       PRINCIPAL BALANCE      DISTRIBUTION DATE      PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE
-----------------       -----------------      -----------------      -----------------     -----------------      -----------------
Up to and including                             February 2007......     56.46978002%        October 2011.......     19.78343503%
July 2002............      100.00000000%        March 2007.........     55.66052552         November 2011......     19.37940828
August 2002..........       99.65085835         April 2007.........     54.85541383         December 2011......     18.98334973
September 2002.......       99.27248356         May 2007...........     54.05442372         January 2012.......     18.59510555
October 2002.........       98.86500859         June 2007..........     53.25753404         February 2012......     18.21452481
November 2002........       98.42858155         July 2007..........     52.46472381         March 2012.........     17.84145949
December 2002........       97.96336567         August 2007........     51.67597208         April 2012.........     17.47576435
January 2003.........       97.46953914         September 2007.....     50.89125808         May 2012...........     17.11729695
February 2003........       96.94729507         October 2007.......     50.11056110         June 2012..........     16.76591755
March 2003...........       96.39684137         November 2007......     49.33386057         July 2012..........     16.42148909
April 2003...........       95.81840063         December 2007......     48.56113599         August 2012........     16.08387710
May 2003.............       95.21220995         January 2008.......     47.79236701         September 2012.....     15.75294969
June 2003............       94.57852082         February 2008......     47.02753335         October 2012.......     15.42857748
July 2003............       93.91759898         March 2008.........     46.26900700         November 2012......     15.11063356
August 2003..........       93.22972417         April 2008.........     45.51436042         December 2012......     14.79899345
September 2003.......       92.51519002         May 2008...........     44.76357365         January 2013.......     14.49353503
October 2003.........       91.77430382         June 2008..........     44.01662687         February 2013......     14.19413852
November 2003........       91.00738628         July 2008..........     43.27350031         March 2013.........     13.90068642
December 2003........       90.21477137         August 2008........     42.53417435         April 2013.........     13.61306349
January 2004.........       89.39680604         September 2008.....     41.79862942         May 2013...........     13.33115667
February 2004........       88.55384995         October 2008.......     41.06684610         June 2013..........     13.05485507
March 2004...........       87.68627529         November 2008......     40.33880503         July 2013..........     12.78404992
April 2004...........       86.79446644         December 2008......     39.61448700         August 2013........     12.51863454
May 2004.............       85.87881973         January 2009.......     38.89387284         September 2013.....     12.25850425
June 2004............       84.93974311         February 2009......     38.17694353         October 2013.......     12.00355642
July 2004............       83.97765590         March 2009.........     37.46826630         November 2013......     11.75369035
August 2004..........       83.02048048         April 2009.........     36.76319850         December 2013......     11.50880728
September 2004.......       82.06819183         May 2009...........     36.06172147         January 2014.......     11.26881033
October 2004.........       81.12076511         June 2009..........     35.36381664         February 2014......     11.03360447
November 2004........       80.17817559         July 2009..........     34.66946554         March 2014.........     10.80309652
December 2004........       79.24039864         August 2009........     33.97864978         April 2014.........     10.57719504
January 2005.........       78.30740980         September 2009.....     33.29135109         May 2014...........     10.35581036
February 2005........       77.37918471         October 2009.......     32.60755126         June 2014..........     10.13885454
March 2005...........       76.45569915         November 2009......     31.92723220         July 2014..........      9.92624131
April 2005...........       75.53692904         December 2009......     31.25848709         August 2014........      9.71788604
May 2005.............       74.62285038         January 2010.......     30.60316475         September 2014.....      9.51370576
June 2005............       73.71343936         February 2010......     29.96100334         October 2014.......      9.31361905
July 2005............       72.80867222         March 2010.........     29.34440504         November 2014......      9.11754606
August 2005..........       71.90852539         April 2010.........     28.74008873         December 2014......      8.92540850
September 2005.......       71.01297540         May 2010...........     28.14781503         January 2015.......      8.73712954
October 2005.........       70.12199888         June 2010..........     27.56734916         February 2015......      8.55263385
November 2005........       69.23557263         July 2010..........     26.99846083         March 2015.........      8.37184754
December 2005........       68.35367351         August 2010........     26.44092419         April 2015.........      8.19469813
January 2006.........       67.47627855         September 2010.....     25.89451772         May 2015...........      8.02111454
February 2006........       66.60336489         October 2010.......     25.35902416         June 2015..........      7.85102705
March 2006...........       65.73490977         November 2010......     24.83423044         July 2015..........      7.68436729
April 2006...........       64.87089057         December 2010......     24.31992755         August 2015........      7.52106818
May 2006.............       64.01128479         January 2011.......     23.81591056         September 2015.....      7.36106394
June 2006............       63.15607002         February 2011......     23.32197842         October 2015.......      7.20429008
July 2006............       62.30522399         March 2011.........     22.84829688         November 2015......      7.05068329
August 2006..........       61.45872456         April 2011.........     22.38392678         December 2015......      6.90018154
September 2006.......       60.61654967         May 2011...........     21.92868873         January 2016.......      6.75272396
October 2006.........       59.77867740         June 2011..........     21.48240672         February 2016......      6.60825085
November 2006........       58.94508594         July 2011..........     21.04490810         March 2016.........      6.46670366
December 2006........       58.11575359         August 2011........     20.61602351         April 2016.........      6.32802498
January 2007.........       57.29065878         September 2011.....     20.19558681         May 2016...........      6.19215851

                           PLANNED PRINCIPAL BALANCES
              AS PERCENTAGES OF INITIAL AGGREGATE PRINCIPAL BALANCE

                            PAC GROUP II (CONTINUED)


                         PERCENTAGE OF                                  PERCENTAGE OF                              PERCENTAGE OF
                         INITIAL AGGREGATE                              INITIAL AGGREGATE                          INITIAL AGGREGATE
DISTRIBUTION DATE        PRINCIPAL BALANCE      DISTRIBUTION DATE       PRINCIPAL BALANCE   DISTRIBUTION DATE      PRINCIPAL BALANCE
-----------------        -----------------      -----------------       -----------------   -----------------      -----------------
June 2016............       6.05904899%         February 2021......      1.69867030%        October 2025.......      0.38903708%
July 2016............       5.92864226          March 2021.........      1.65841090         November 2025......      0.37757165
August 2016..........       5.80088523          April 2021.........      1.61901044         December 2025......      0.36637335
September 2016.......       5.67572576          May 2021...........      1.58045155         January 2026.......      0.35543651
October 2016.........       5.55311278          June 2021..........      1.54271718         February 2026......      0.34475559
November 2016........       5.43299616          July 2021..........      1.50579067         March 2026.........      0.33432519
December 2016........       5.31532677          August 2021........      1.46965563         April 2026.........      0.32413996
January 2017.........       5.20005641          September 2021.....      1.43429602         May 2026...........      0.31419471
February 2017........       5.08713781          October 2021.......      1.39969611         June 2026..........      0.30448432
March 2017...........       4.97652462          November 2021......      1.36584047         July 2026..........      0.29500379
April 2017...........       4.86817139          December 2021......      1.33271399         August 2026........      0.28574822
May 2017.............       4.76203351          January 2022.......      1.30030186         September 2026.....      0.27671282
June 2017............       4.65806727          February 2022......      1.26858951         October 2026.......      0.26789286
July 2017............       4.55622981          March 2022.........      1.23756274         November 2026......      0.25928375
August 2017..........       4.45647906          April 2022.........      1.20720757         December 2026......      0.25088095
September 2017.......       4.35877379          May 2022...........      1.17751030         January 2027.......      0.24268006
October 2017.........       4.26307357          June 2022..........      1.14845752         February 2027......      0.23467672
November 2017........       4.16933873          July 2022..........      1.12003608         March 2027.........      0.22686671
December 2017........       4.07753038          August 2022........      1.09223307         April 2027.........      0.21924584
January 2018.........       3.98761040          September 2022.....      1.06503587         May 2027...........      0.21181005
February 2018........       3.89954137          October 2022.......      1.03843207         June 2027..........      0.20455534
March 2018...........       3.81328663          November 2022......      1.01240954         July 2027..........      0.19747781
April 2018...........       3.72881021          December 2022......      0.98695635         August 2027........      0.19057360
May 2018.............       3.64607683          January 2023.......      0.96206084         September 2027.....      0.18383898
June 2018............       3.56505192          February 2023......      0.93771157         October 2027.......      0.17727026
July 2018............       3.48570156          March 2023.........      0.91389733         November 2027......      0.17086384
August 2018..........       3.40799249          April 2023.........      0.89060711         December 2027......      0.16461618
September 2018.......       3.33189210          May 2023...........      0.86783016         January 2028.......      0.15852384
October 2018.........       3.25736840          June 2023..........      0.84555590         February 2028......      0.15258343
November 2018........       3.18439005          July 2023..........      0.82377398         March 2028.........      0.14679162
December 2018........       3.11292628          August 2023........      0.80247426         April 2028.........      0.14114517
January 2019.........       3.04294695          September 2023.....      0.78164677         May 2028...........      0.13564088
February 2019........       2.97442249          October 2023.......      0.76128179         June 2028..........      0.13027567
March 2019...........       2.90732390          November 2023......      0.74136975         July 2028..........      0.12504644
April 2019...........       2.84162275          December 2023......      0.72190129         August 2028........      0.11995024
May 2019.............       2.77729116          January 2024.......      0.70286722         September 2028.....      0.11498411
June 2019............       2.71430181          February 2024......      0.68425856         October 2028.......      0.11014520
July 2019............       2.65262787          March 2024.........      0.66606646         November 2028......      0.10543069
August 2019..........       2.59224308          April 2024.........      0.64828232         December 2028......      0.10083782
September 2019.......       2.53312167          May 2024...........      0.63089763         January 2029.......      0.09636391
October 2019.........       2.47523835          June 2024..........      0.61390412         February 2029......      0.09200632
November 2019........       2.41856836          July 2024..........      0.59729363         March 2029.........      0.08776245
December 2019........       2.36308740          August 2024........      0.58105820         April 2029.........      0.08362978
January 2020.........       2.30877165          September 2024.....      0.56519000         May 2029...........      0.07960582
February 2020........       2.25559776          October 2024.......      0.54968138         June 2029..........      0.07568816
March 2020...........       2.20354282          November 2024......      0.53452483         July 2029..........      0.07187441
April 2020...........       2.15258438          December 2024......      0.51971300         August 2029........      0.06816224
May 2020.............       2.10270042          January 2025.......      0.50523867         September 2029.....      0.06454937
June 2020............       2.05386936          February 2025......      0.49109479         October 2029.......      0.06103357
July 2020............       2.00607003          March 2025.........      0.47727442         November 2029......      0.05761265
August 2020..........       1.95928169          April 2025.........      0.46377078         December 2029......      0.05428448
September 2020.......       1.91348399          May 2025...........      0.45057722         January 2030.......      0.05104695
October 2020.........       1.86865696          June 2025..........      0.43768722         February 2030......      0.04789801
November 2020........       1.82478107          July 2025..........      0.42509440         March 2030.........      0.04483565
December 2020........       1.78183713          August 2025........      0.41279251         April 2030.........      0.04185791
January 2021.........       1.73980635          September 2025.....      0.40077541         May 2030...........      0.03896286

                           PLANNED PRINCIPAL BALANCES
              AS PERCENTAGES OF INITIAL AGGREGATE PRINCIPAL BALANCE

                            PAC GROUP II (CONTINUED)


                         PERCENTAGE OF                              PERCENTAGE OF                                  PERCENTAGE OF
                         INITIAL AGGREGATE                          INITIAL AGGREGATE                              INITIAL AGGREGATE
DISTRIBUTION DATE        PRINCIPAL BALANCE    DISTRIBUTION DATE     PRINCIPAL BALANCE      DISTRIBUTION DATE       PRINCIPAL BALANCE
-----------------        -----------------    -----------------     -----------------      -----------------       -----------------
June 2030............      0.03614861%        January 2031.......   0.01856093%            August 2031.........      0.00426622%
July 2030............      0.03341331         February 2031......   0.01632977             September 2031......      0.00246271
August 2030..........      0.03075516         March 2031.........   0.01416411             October 2031........      0.00071469
September 2030.......      0.02817239         April 2031.........   0.01206244             November 2031.......      0.00007272
October 2030.........      0.02566325         May 2031...........   0.01002326             December 2031
November 2030........      0.02322607         June 2031..........   0.00804511                 and thereafter..      0.00000000
December 2030........      0.02085918         July 2031..........   0.00612657


                           PLANNED PRINCIPAL BALANCES
              AS PERCENTAGES OF INITIAL AGGREGATE PRINCIPAL BALANCE

                                  PAC GROUP III

                        PERCENTAGE OF                                 PERCENTAGE OF                                PERCENTAGE OF
                        INITIAL AGGREGATE                             INITIAL AGGREGATE                            INITIAL AGGREGATE
DISTRIBUTION DATE       PRINCIPAL BALANCE     DISTRIBUTION DATE       PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE
-----------------       -----------------     -----------------       -----------------     -----------------      -----------------
March 2002...........     99.26602622%        October 2004.........     56.77139475%        April 2007..........     15.62791127%
April 2002...........     98.36782922         November 2004........     54.94244432         May 2007............     14.70460533
May 2002.............     97.30565729         December 2004........     53.14881504         June 2007...........     13.80505353
June 2002............     96.07992261         January 2005.........     51.39006026         July 2007...........     12.92893929
July 2002............     94.69120150         February 2005........     49.66573837         August 2007.........     12.07594970
August 2002..........     94.13644258         March 2005...........     47.97541275         September 2007......     11.24577539
September 2002.......     93.50375399         April 2005...........     46.31865173         October 2007........     10.43811062
October 2002.........     92.79382517         May 2005.............     44.69502847         November 2007.......      9.65265308
November 2002........     92.00746543         June 2005............     43.10412104         December 2007.......      8.88910402
December 2002........     91.14560325         July 2005............     41.54551221         January 2008........      8.14716809
January 2003.........     90.20928531         August 2005..........     40.01878953         February 2008.......      7.42655336
February 2003........     89.19967524         September 2005.......     38.52354520         March 2008..........      6.73365315
March 2003...........     88.11805216         October 2005.........     37.05937602         April 2008..........      6.06140814
April 2003...........     86.96580898         November 2005........     35.62588343         May 2008............      5.40953702
May 2003.............     85.74445056         December 2005........     34.22267334         June 2008...........      4.77776174
June 2003............     84.45559139         January 2006.........     32.84935613         July 2008...........      4.16580742
July 2003............     83.10095336         February 2006........     31.50554665         August 2008.........      3.59112731
August 2003..........     81.68236304         March 2006...........     30.19086410         September 2008......      3.05910878
September 2003.......     80.20174892         April 2006...........     28.90493202         October 2008........      2.56877503
October 2003.........     78.66113835         May 2006.............     27.64737824         November 2008.......      2.11916851
November 2003........     77.06265423         June 2006............     26.41783480         December 2008.......      1.70935068
December 2003........     75.40851163         July 2006............     25.21593799         January 2009........      1.33840159
January 2004.........     73.70101408         August 2006..........     24.04132816         February 2009.......      1.00541955
February 2004........     71.94254977         September 2006.......     22.89364986         March 2009..........      0.73853956
March 2004...........     70.13558750         October 2006.........     21.77255164         April 2009..........      0.50707596
April 2004...........     68.28267245         November 2006........     20.67768606         May 2009............      0.31019291
May 2004.............     66.38642190         December 2006........     19.60870969         June 2009...........      0.14707134
June 2004............     64.44952062         January 2007.........     18.56528297         July 2009...........      0.01690857
July 2004............     62.47471627         February 2007........     17.54707029         August 2009
August 2004..........     60.53707122         March 2007...........     16.57529160             and thereafter..      0.00000000
September 2004.......     58.63611808

            (b) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (c) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

            (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

            (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (d) The Trustee shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trustee may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

            (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this
Section 4.01(f) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance or notional amount of any Class of Class A Certificates (other than the Class A-R or Class A-LR Certificates) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a)(i).

            (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02      ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions) will be allocated as follows:

            first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

            second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

            third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

            fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

            fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

            sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

            seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (c) After the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (d) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

            (e) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

            (f) With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            SECTION 4.03      PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

            (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04      STATEMENTS TO CERTIFICATEHOLDERS;
                              REPORTS TO THE TRUSTEE AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

            (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the amount of any Relief Act Shortfall allocated to each Class of Class A Certificates for such Distribution Date;

            (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the amount of any Relief Act Shortfall allocated to each Class of Class B Certificates for such Distribution Date;

            (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

            (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

            (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

            (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

            (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by WFHM and, collectively, by the Other Servicers as of such Distribution Date;

            (x) the Class A Percentage for such Distribution Date;

            (xi) the Class A Prepayment Percentage for such Distribution Date;

            (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for such Distribution Date;

            (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for such Distribution Date;

            (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

            (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

            (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (xvii) the principal and interest portions of Realized Losses allocated as of such Distribution Date;

            (xviii) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

            (xix) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

            (xx) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

            (xxi) in the case of the Class A-3 Certificates, the Class A-3 Notional Amount, if any;

            (xxii) in the case of the Class A-14 Certificates, the Class A-14 Notional Amount, if any;

            (xxiii) in the case of the Class A-16 Certificates, the Class A-16 Notional Amount, if any;

            (xxiv) in the case of each Class of LIBOR Certificates, the applicable Class A Pass-Through Rate;

            (xxv) the Class A-PO Deferred Amount if any;

            (xxvi) the amount of PMI Advances made by a Servicer, if any; and

            (xxvii) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination, and as a dollar amount per Class A-R and Class A-LR Certificates with a $50 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or, Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

            SECTION 4.05      REPORTS TO MORTGAGORS AND THE INTERNAL REVENUE
                              SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

            SECTION 4.07      DETERMINATION OF LIBOR.

            On each Rate Determination Date, the Trustee shall determine LIBOR for the Distribution Date occurring in the succeeding month on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Bridge Telerate Service.

            If on any Rate Determination Date the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the Distribution Date in the succeeding month will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates that the Reference Banks are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (b) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate that the Reference Banks are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the Distribution Date in the succeeding month will be LIBOR as determined on the previous Rate Determination Date, or, in the case of the first Rate Determination Date, 1.8300%.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Class A Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (704) 374-2117 and make a request therefor during normal working hours on any Business Day.

                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01      THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-R and Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14, A-15, A-16, A-17, A-18, A-19, A-PO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5,
B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            SECTION 5.02      REGISTRATION OF CERTIFICATES.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or
(ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company,
(A) the source of funds used to purchase the Class B-4, Class B-5 or Class B-6 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B-4, Class B-5 or Class B-6 Certificates are covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B-4, Class B-5 or Class B-6 Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class B-4, Class B-5 or Class B-6 Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class B-4, Class B-5 and Class B-6 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as
Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03      MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04      PERSONS DEEMED OWNERS.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06      MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07      DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08      NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01      LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of its duties and obligations and any legal action relating to this Agreement or the Certificates, including without limitation, any legal action against the Trustee in its capacity as trustee hereunder, other than any loss, liability or expense (including without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            SECTION 6.04      RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05      COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

            SECTION 6.06      ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER
                              SERVICER.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07      INDEMNIFICATION OF TRUSTEE AND SELLER BY MASTER
                              SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01      EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

            (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02      OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04      ACTION UPON CERTAIN FAILURES OF THE
                              MASTER SERVICER AND UPON EVENT OF DEFAULT.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05      TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06      NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01      DUTIES OF TRUSTEE.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

            (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

            (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03      TRUSTEE NOT REQUIRED TO MAKE INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand.

            SECTION 8.04      TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE
                              LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05      TRUSTEE MAY OWN CERTIFICATES.

            The Trustee and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06      THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, from its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and, except as otherwise agreed by the Master Servicer and the Trustee, the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith. The Trustee shall have no right of reimbursement from the Trust Estate for any such expenses, disbursements and advances not paid or reimbursed to it by the Master Servicer.

            SECTION 8.07      ELIGIBILITY REQUIREMENTS.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            SECTION 8.08      RESIGNATION AND REMOVAL.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09      SUCCESSOR.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10      MERGER OR CONSOLIDATION.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and
(ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            SECTION 8.11      AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12      SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13      APPOINTMENT OF CUSTODIANS.

            The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

            SECTION 8.14      TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans), other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L2, Class A-L4, Class A-L6, Class A-L14, Class A-L15, Class A-L17, Class A-L18, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject any of the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow the either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;
(x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and
(xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be the tax matters persons for the Upper-Tier REMIC and Lower-Tier REMIC, respectively, in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of either REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of either REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee, respectively, to perform its obligations under this
Section 8.14.

            SECTION 8.15      MONTHLY ADVANCES.

            In the event that WFHM fails to make a Periodic Advance required to be made pursuant to the WFHM Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by WFHM, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01      TERMINATION UPON PURCHASE BY THE
                              SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(a) and
(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02      ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

               (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC; and

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01     AMENDMENT.

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake,
(ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Lower-Tier REMIC or the Upper-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and the Lower-Tier Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of

         (a) changing the Applicable Unscheduled Principal Receipt Period for Type 2 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

         (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            SECTION 10.02     RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04     GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05     NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Servicer or a Certificateholder.

            SECTION 10.06     SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07     SPECIAL NOTICES TO RATING AGENCIES.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 10.01(a);

            (ii) any sale or transfer of the Class B Certificates pursuant to
      Section 5.02 to an affiliate of the Seller;

            (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

            (iv) any resignation of the Master Servicer pursuant to Section
      6.04;

            (v) the occurrence of any of the Events of Default described in
      Section 7.01;

            (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

            (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

            (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the appointment of a Custodian pursuant to Section 2.02;

            (ii) the resignation or removal of the Trustee pursuant to Section 8.08;

            (iii) the appointment of a successor trustee pursuant to Section 8.09; or

            (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c)   The Master Servicer shall deliver to each Rating Agency:

            (i) reports prepared pursuant to Section 3.05; and

            (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08     COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09     Recharacterization.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            SECTION 11.01      CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 6.500% per annum.

            SECTION 11.02      CUT-OFF DATE.

            The Cut-Off Date for the Certificates is February 1, 2002.

            SECTION 11.03      CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $500,492,022.97.

            SECTION 11.04      ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 97.03762569%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A CERTIFICATES AND COMPONENTS.

            As to the following Classes of Class A Certificates and Components, the Principal Balance of such Class and Component as of the Cut-Off Date, as follows:

                                           Original
         Class                        Principal Balance
         -----                        -----------------
       Class A-1                   $     41,801,400.00
       Class A-2                   $     27,867,600.00
       Class A-4                   $     21,000,000.00
       Class A-8                   $      3,281,000.00
       Class A-9                   $     71,743,000.00
       Class A-10                  $      8,134,000.00
       Class A-11                  $     38,882,000.00
       Class A-12                  $      7,124,000.00
       Class A-15                  $     35,871,500.00
       Class A-17                  $     13,744,800.00
       Class A-18                  $     44,891,925.00
       Class A-19                  $     10,359,675.00
       Class A-PO                  $      2,062,577.00
       Class A-R                                $50.00
       Class A-LR                               $50.00

                                           Original
         Component                    Principal Balance
         ---------                    -----------------
       Class A-5A Component        $     13,419,000.00
       Class A-5B Component        $     18,403,100.00
       Class A-6A Component        $     11,852,100.00
       Class A-6B Component        $     49,959,000.00
       Class A-7A Component        $      3,646,800.00
       Class A-7B Component        $     15,372,000.00
       Class A-13A Component       $      1,640,500.00
       Class A-13B Component       $     44,670,600.00


            SECTION 11.05(A)     ORIGINAL CLASS A-3 NOTIONAL AMOUNT

            The Original Class A-3 Notional Amount is $27,867,600.00.

            SECTION 11.05(B)     ORIGINAL CLASS A-14 NOTIONAL AMOUNT

            The Original Class A-14 Notional Amount is $1,640,500.00.

            SECTION 11.05(C)     ORIGINAL CLASS A-16 NOTIONAL AMOUNT

            The Original Class A-16 Notional Amount is $35,871,500.00.

            SECTION 11.06      ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $483,664,100.00.

            SECTION 11.07      ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 2.96237431%.

            SECTION 11.08      ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $14,765,345.88.

            SECTION 11.09 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                                     Original
                Class                           Principal Balance
                -----                           -----------------

              Class B-1                    $        7,758,000.00
              Class B-2                    $        2,502,000.00
              Class B-3                    $        2,002,000.00
              Class B-4                    $          751,000.00
              Class B-5                    $        1,001,000.00
              Class B-6                    $          751,345.88

            SECTION 11.10      ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 1.40588521%.

            SECTION 11.11      ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 0.90390845%.

            SECTION 11.12      ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.50224678%.

            SECTION 11.13      ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest 0.35157350%.

            SECTION 11.14      ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original Class B-5 Fractional Interest is 0.15074267%.

            SECTION 11.15      ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 1.55648910%.

            SECTION 11.16      ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.50197676%.

            SECTION 11.17      ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.40166166%.

            SECTION 11.18      ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.15067328%.

            SECTION 11.19      ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.20083083%.

            SECTION 11.20      ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.15074267%.

            SECTION 11.21      CLOSING DATE.

            The Closing Date is February 27, 2002.

            SECTION 11.22      RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $50,049,202.30 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23      WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A Certificates (other than the Class A-3, Class A-14 Class A-16, Class A-R and Class A-LR) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. The Class A-R and Class A-LR Certificates are not eligible for wire transfer. With respect to the Class A-3 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 5% Percentage Interest. With respect to the Class A-14 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. With respect to the Class A-16 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 2% Percentage Interest.

            SECTION 11.24      SINGLE CERTIFICATE.

            A Single Certificate for each Class of Class A Certificates (other than the Class A-3, Class A-6, Class A-7, Class A-14, Class A-16, Class A-17, Class A-18, Class A-19, Class A-PO, Class A-R and Class A-LR Certificates) represents a $25,000 Denomination. A Single Certificate for the Class A-3 Certificates represents a $1,266,709 Denomination. A Single Certificate for the Class A-6, Class A-7, Class A-17, Class A-18, Class A-19, Class A-PO, Class B-1, Class B-2 and Class B-3 Certificates represents a $100,000 Denomination. A Single Certificate for the Class A-14 Certificates represents a $1,640,500 Denomination. A Single Certificate for the Class A-16 Certificates represents a $919,782 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $50 Denomination.

            SECTION 11.25      SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26      MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       WELLS FARGO ASSET SECURITIES CORPORATION
                                            as Seller

                                       By:
                                          --------------------------------------
                                            Name:   Alan S. McKenney
                                            Title:  Vice President


                                       WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                            as Master Servicer

                                       By:
                                          --------------------------------------
                                            Name:   Nancy E. Burgess
                                            Title:  Vice President


                                       FIRST UNION NATIONAL BANK
                                          as Trustee

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


Attest:
By: ___________________________________
Name: _________________________________
Title: ________________________________

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )

            On this 27th day of February, 2002, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides in McLean, Virginia; that he is Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )

            On this 27th day of February, 2002, before me, a notary public in and for the State of Maryland, personally appeared Nancy E. Burgess, known to me who, being by me duly sworn, did depose and say that she resides in Frederick, Maryland; that she is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.




-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this 27th day of February, 2002, before me, a notary public in and for _________________, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, _________________; that s/he is a ____________________ of
United States Trust Company of New York, a ________________, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.




------------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 27th day of February, 2002, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, North Carolina; that s/he is a ____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.




-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 27th day of February, 2002, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides in __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.






-------------------------
Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AA 5                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 5.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AB 3                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 2.2300% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 0.4000% plus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.4000% and a maximum rate of 8.0000%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AC 1                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %                   (Initial Notional Amount)

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-3 Certificates are not entitled to distributions in respect of principal. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 5.7700% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 7.6000% minus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.0000% and a maximum rate of 7.6000%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AD 9                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 6.500% per annum. Prior to the Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-4 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AE 7                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions in reduction of Principal Balance, the Class A-5 Certificates consist of two components (each, a "Component" and individually, the "Class A-5A Component" and the "Class A-5B Component"). The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AF 4                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of the Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions in reduction of Principal Balance, the Class A-6 Certificates consist of two components (each, a "Component" and individually, the "Class A-6A Component" and the "Class A-6B Component"). The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 2.4800% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 0.6500% plus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.6500% and a maximum rate of 8.5000%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AG 2                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of the Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions in reduction of Principal Balance, the Class A-7 Certificates consist of two components (each, a "Component" and individually, the "Class A-7A Component" and the "Class A-7B Component"). The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 19.5650% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 25.5125% minus the product of 3.25 and LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.0000% and a maximum rate of 25.5125%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AH 0                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of the Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 5.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AJ 6                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of the Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 5.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AK 3                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of the Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-11
                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AL 1                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of the Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-12
                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AM 9                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of the Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-13
                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-13

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AN 7                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-13 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-13 Certificates required to be distributed to Holders of the Class A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions in reduction of Principal Balance, the Class A-13 Certificates consist of two components (each, a "Component" and individually, the "Class A-13A Component" and the "Class A-13B Component"). The pass-through rate on the Class A-13 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 2.5800% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 0.7500% plus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.7500% and a maximum rate of 8.5000%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-13 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-14
                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-14

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED.

Certificate No.                          Cut-Off Date:  March 1, 2002

CUSIP No.: 94978F AP 2                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %                   (Initial Notional Amount)

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-14 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-14 Certificates required to be distributed to Holders of the Class A-14 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-14 Certificates are not entitled to distributions in respect of principal. The pass-through rate on the Class A-14 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 5.9200% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 7.7500% minus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.0000% and a maximum rate of 7.7500%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-14 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-15
                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-15

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AQ 0                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-15 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-15 Certificates required to be distributed to Holders of the Class A-15 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-15 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 2.2300% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 0.4000% plus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.4000% and a maximum rate of 8.5000%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-15 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-16
                    [FORM OF FACE OF CLASS A-16 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-16

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED.

Certificate No.                          Cut-Off Date:  March 1, 2002

CUSIP No.: 94978F AR 8                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %                   (Initial Notional Amount)

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-16 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-16 Certificates required to be distributed to Holders of the Class A-16 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-16 Certificates are not entitled to distributions in respect of principal. The pass-through rate on the Class A-16 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 6.2700% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 8.1000% minus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.0000% and a maximum rate of 8.1000%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-16 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-17
                    [FORM OF FACE OF CLASS A-17 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-17

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AS 6                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-17 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-17 Certificates required to be distributed to Holders of the Class A-17 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-17 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 19.2400% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 25.1875% minus the product of 3.25 and LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.0000% and a maximum rate of 25.1875%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-17 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-18
                    [FORM OF FACE OF CLASS A-18 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-18

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AT 4                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-18 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-18 Certificates required to be distributed to Holders of the Class A-18 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-18 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 3.4700% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 1.6400% plus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 1.6400% and a maximum rate of 8.0000%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-18 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-19
                    [FORM OF FACE OF CLASS A-19 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-19

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AU 1                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-19 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-19 Certificates required to be distributed to Holders of the Class A-19 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-19 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in March 2002 will be 19.6300% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 27.5600% minus the product of 4.33333333 and LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.0000% and a maximum rate of 27.5600%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-19 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AV 9           First Distribution Date: March 25, 2002

                                 Denomination: $

Percentage Interest evidenced
by this Certificate:   %         Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates are not entitled to distributions in respect of interest.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee



                                       By:____________________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee



By:____________________________
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AW 7                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee
By ________________________
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS A-LR

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AX 5                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-LR Certificate required to be distributed to the Holder of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS B-1

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AY 3                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS B-2

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F AZ 0                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS B-3

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F BA 4                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT _______________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS B-4

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F BB 2                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS B-5

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F BC 0                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-3, CLASS B-6

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978F BD 8                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                    EXHIBIT C

                 [Form of Reverse of Series 2002-3 Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________
________________________________________________________

Social Security or other Identifying Number of Assignee:

________________________________________________________
Dated:



                                       _________________________________________
                                          Signature by or on behalf of assignor



                                       _________________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _____________________________________________________ account number _____________, or, if mailed by check, to _______________________________
______________________. Applicable statements should be mailed to ______________
_______________________________________.
________________________________________________________________.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT
                               -------------------

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                           W I T N E S S E T H  T H A T
                           - - - - - - - - - -  - - - -

            WHEREAS, the Seller, the Master Servicer and the Trustee, have entered into a Pooling and Servicing Agreement dated as of February 27, 2002 relating to the issuance of Mortgage Pass-Through Certificates, Series 2002-3 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:


                                   Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.


                          Custody of Mortgage Documents

            Section 1.1 Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 1.2 Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 1.3 Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

            Section 1.4 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

            Section 1.5 Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to
Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            Section 1.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.


                            Concerning the Custodian

            Section 1.7 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 1.8 Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 1.9 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 1.10 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 1.11 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

            Section 1.12 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 1.13 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.


                            Miscellaneous Provisions

            Section 1.14 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 1.15 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 1.16 Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

            Section 1.17 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 1.18 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                   FIRST UNION NATIONAL BANK

401 South Tryon Street                     By:__________________________________
Charlotte, North Carolina, 28202           Name:________________________________
                                           Title:_______________________________


Address:                                   WELLS FARGO ASSET SECURITIES
                                           CORPORATION

7485 New Horizon Way
Frederick, Maryland 21703                  By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           WELLS FARGO BANK MINNESOTA, NATIONAL
Address:                                   ASSOCIATION

7485 New Horizon Way
Frederick, Maryland 21703                  By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________
                                           [CUSTODIAN]


Address:
                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

STATE OF                )
                        )  ss.:
COUNTY OF               )




            On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.





                                    --------------------------------------------
                                    Notary Public


[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Bank
Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.





                                    --------------------------------------------
                                    Notary Public


[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ___ day of ________, 20__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.





                                    --------------------------------------------
                                    Notary Public


[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of ________, 20 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________, a _________________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.





                                    --------------------------------------------
                                    Notary Public


[NOTARIAL SEAL]

                                   EXHIBIT F-1

                       [Schedule of Type 1 Mortgage Loans]

WFMBS

WFMBS   2002-3 EXHIBIT F-1
30 YEAR FIXED RATE RELOCATION  LOANS

(i)             (ii)                                                 (iii)          (iv)           (v)         (vi)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    NET
MORTGAGE                                                                             MORTGAGE       MORTGAGE   CURRENT
LOAN                                                   ZIP            PROPERTY       INTEREST       INTEREST   MONTHLY
NUMBER          CITY                       STATE       CODE           TYPE           RATE           RATE       PAYMENT
--------------------------------------------------------------------------------------------------------------------------
2983524         CARBONDALE                 CO          81623            SFD          6.875          6.500      $4,700.98
3602976         FLOWER MOUND               TX          75022            SFD          6.875          6.500      $2,213.85
3610471         PITTSBURGH                 PA          15221            SFD          7.250          6.500      $2,182.96
3640555         WHEATON                    IL          60187            SFD          7.375          6.500      $2,693.14
3806579         CHAPEL HILL                NC          27514            SFD          6.750          6.483      $2,270.09
3837291         CENTENNIAL                 CO          80016            SFD          7.125          6.500      $3,557.23
3848977         LITTLE FERRY               NJ          07643            SFD          7.250          6.500      $2,251.18
3890091         FAIR HAVEN BORO            NJ          07704            SFD          6.875          6.500      $2,463.48
3891752         POTOMAC                    MD          20854            SFD          7.000          6.500      $2,574.72
4080693         GRANBY                     CO          80446            SFD          6.750          6.483      $3,327.31
4233070         DENVER                     CO          80209            LCO          7.125          6.500      $2,317.60
4244274         REGO PARK                  NY          11374            COP          7.375          6.500        $469.66
4255265         BROOKLYN                   NY          11204            MF2          7.375          6.500      $3,729.65
4255652         MIAMI                      FL          33156            SFD          7.750          6.500      $2,998.19
4277189         RALEIGH                    NC          27603            SFD          6.500          6.233      $2,417.67
4288400         GOLDEN                     CO          80403            SFD          7.125          6.500      $3,131.28
4292588         WASHINGTON                 DC          20009            SFD          6.375          6.108      $2,882.28
4299089         BETHESDA                   MD          20817            SFD          7.125          6.500      $2,627.51
4300347         ST. JOSEPH                 MO          64505            SFD          6.875          6.500      $3,678.80
4311940         BROOKLYN                   NY          11218            SFD          7.125          6.500      $2,176.12
4314806         SCOTTSDALE                 AZ          85268            SFD          7.250          6.500      $2,353.51
4316751         YORKTOWN HEIGHTS           NY          10598            SFD          6.875          6.500      $2,092.32
4325313         DALLAS                     TX          75209            SFD          7.625          6.500      $2,802.16
4328870         CARLE PLACE                NY          11514            SFD          6.375          6.108      $1,447.38
4330640         MILLVILLE                  NJ          08332            SFD          6.875          6.500      $2,956.18
4332790         ALPHARETTA                 GA          30004            SFD          7.125          6.500      $3,368.59
4333009         LA JOLLA                   CA          92037            LCO          7.500          6.500      $2,796.86
4334766         SANTA CRUZ                 CA          95060            SFD          6.750          6.483      $3,275.43
4334824         PORTLAND                   OR          97213            SFD          7.500          6.500      $2,517.17
4334990         MORGAN HILL                CA          95037            SFD          6.625          6.358      $4,001.95
4336114         NASHVILLE                  TN          37205            SFD          6.500          6.233      $2,022.62
4339109         WELLESLEY                  MA          02482            SFD          7.125          6.500      $3,031.73
4339114         LIVERMORE                  CA          94550            SFD          6.750          6.483      $2,957.61
4339497         PAWLEYS ISLAND             SC          29585            SFD          7.000          6.500      $4,989.77
4340520         WAKE FOREST                NC          27587            PUD          6.875          6.500      $2,364.95
4340963         HEALDSBURG                 CA          95448            SFD          7.000          6.500      $5,388.96
4342362         NEW YORK                   NY          10028            COP          7.125          6.500      $3,099.11
4343660         NANTUCKET                  MA          02554            SFD          7.375          6.500      $4,403.06
4346783         SAN RAFAEL                 CA          94901            SFD          6.750          6.483      $3,891.59
4347066         ASHEVILLE                  NC          28803            SFD          6.875          6.500      $3,111.88
4348578         MONROVIA                   CA          91016            SFD          7.375          6.500      $2,762.71
4348730         ROSS                       CA          94957            SFD          6.750          6.483      $5,999.54
4348949         SAN JOSE                   CA          95118            SFD          6.750          6.483      $1,877.70
4349462         PALM SPRINGS               CA          92262            SFD          7.000          6.500      $2,000.57
4350018         LOS GATOS                  CA          95033            SFD          6.875          6.500      $3,573.70
4350411         ALEXANDRIA                 VA          22304            SFD          7.125          6.500      $2,866.67
4350892         CARMEL                     NY          10512            SFD          7.000          6.500      $2,448.40
4351174         SAN RAMON                  CA          94583            SFD          7.000          6.500      $3,193.46
4351211         MIDDLETOWN TOWNSHIP        NJ          07748            SFD          7.000          6.500      $2,055.79
4351633         MARTINSVILLE               NJ          08836            SFD          7.000          6.500      $2,331.22
4351988         NANTUCKET                  MA          02554            SFD          7.125          6.500      $3,191.41
4352863         SADDLE RIVER               NJ          07458            SFD          7.250          6.500      $4,420.51
4353545         ASHEVILLE                  NC          28804            SFD          7.000          6.500      $2,594.68
4353674         POTOMAC                    MD          20854            SFD          6.875          6.500      $4,466.07
4354299         BRADENTON                  FL          34210            LCO          6.875          6.500      $2,759.11
4357120         REDMOND                    WA          98052            SFD          6.875          6.500      $2,896.79
4357468         FERNANDINA BEACH           FL          32034            SFD          7.000          6.500      $2,832.20
4358444         MCLEAN                     VA          22102            SFD          7.000          6.500      $2,328.56
4360980         REDONDO BEACH              CA          90277            SFD          6.875          6.500      $3,064.58
4362791         MONTEBELLO                 NY          10901            SFD          7.125          6.500      $4,042.32
4363166         LITTLE FERRY               NJ          07643            SFD          7.125          6.500      $2,694.88
4363715         FORT MYERS                 FL          33908            SFD          7.000          6.500      $2,162.24
4365275         WEST FRIENDSHIP            MD          21794            SFD          7.000          6.500      $2,478.26
4365419         SAN FRANCISCO              CA          94127            SFD          6.750          6.483      $3,169.70
4365919         EDISTO BEACH               SC          29438            SFD          7.750          6.500      $2,399.99
4366246         CARLSBAD                   CA          92009            SFD          6.750          6.483      $3,301.37
4366338         ARLINGTON                  VA          22207            SFD          6.750          6.483      $2,853.84
4367772         ARLINGTON                  VA          22027            SFD          7.000          6.500      $2,441.66
4368372         GREENWICH                  CT          06870            SFD          6.875          6.500      $4,270.04
4368694         GREENWICH                  CT          06878            SFD          6.875          6.500      $2,542.32
4368768         FAIRFIELD                  CT          06430            SFD          6.875          6.500      $2,167.87
4369350         HAMPTON                    NH          03842            SFD          6.750          6.483      $2,433.17
4369391         SAN DIEGO                  CA          92128            SFD          6.750          6.483      $3,539.15
4369620         NEEDHAM                    MA          02492            SFD          7.000          6.500      $3,326.52
4369886         ESCONDIDO                  CA          92029            SFD          6.625          6.358      $2,522.83
4370165         WASHINGTON                 DC          20024            SFD          6.750          6.483      $2,044.38
4370237         EDEN PRAIRIE               MN          55347            SFD          6.750          6.483      $2,098.22
4370705         FREMONT                    CA          94536            SFD          7.000          6.500      $2,568.07
4371192         PALM DESERT                CA          92211            SFD          6.750          6.483      $2,270.10
4371638         SAN MATEO                  CA          94403            SFD          7.250          6.500      $3,417.71
4372054         HAWTHORN WOODS             IL          60047            SFD          6.750          6.483      $3,246.24
4372329         RANCHO MIRAGE              CA          92270            SFD          6.750          6.483      $2,471.16
4373040         OLNEY                      MD          20832            SFD          6.750          6.483      $2,087.45
4373225         PORTLAND                   OR          97229            SFD          6.625          6.358      $2,090.62
4373274         MINOT                      ND          58701            SFD          6.875          6.500      $2,583.71
4373694         NESCONSET                  NY          11767            SFD          7.750          6.500      $2,208.35
4374058         CARMEL                     NY          10512            SFD          7.250          6.500      $2,546.10
4374084         LEESBURG                   VA          20176            SFD          6.750          6.483      $2,227.29
4374094         PAEONIAN SPRINGS           VA          20129            SFD          6.875          6.500      $4,992.66
4374179         NEWARK                     CA          94560            SFD          7.500          6.500      $3,237.37
4374288         ARLINGTON                  VA          22202            PUD          6.875          6.500      $2,476.62
4374296         ARLINGTON                  VA          22207            SFD          6.750          6.483      $3,891.59
4375193         TRENTON                    NJ          08648            SFD          6.875          6.500      $1,992.59
4375365         CHICAGO                    IL          60611            HCO          6.750          6.483      $4,215.89
4375447         GREENSBURG                 PA          15601            SFD          6.750          6.483      $2,951.12
4375847         CRANSTON                   RI          02905            SFD          7.000          6.500      $2,152.26
4376004         ENCINITAS                  CA          92024            SFD          7.000          6.500      $3,526.10
4376238         MANASSAS                   VA          20112            SFD          6.750          6.483      $2,797.40
4376249         OAK HILL                   VA          20171            SFD          6.875          6.500      $3,810.19
4376269         ALEXANDRIA                 VA          22304            SFD          6.875          6.500      $2,563.01
4376304         OAK HILL                   VA          20171            SFD          6.875          6.500      $2,890.49
4376787         WASHINGTON                 DC          20015            SFD          6.750          6.483      $3,210.57
4377058         VIENNA                     VA          22180            SFD          7.000          6.500      $2,541.46
4377072         LEESBURG                   VA          20175            SFD          6.875          6.500      $2,024.98
4377109         BRIMFIELD                  IL          61517            SFD          6.750          6.483      $2,676.12
4377368         BOCA RATON                 FL          33486            SFD          6.500          6.233      $1,972.05
4377538         NOVATO                     CA          94947            SFD          7.125          6.500      $3,638.08
4377582         SAN RAMON                  CA          94583            SFD          7.000          6.500      $3,160.19
4377792         WILMINGTON                 DE          19807            SFD          6.750          6.483      $6,485.99
4378114         FRANKLIN                   MA          02038            SFD          6.750          6.483      $2,334.96
4378166         OREGON CITY                OR          97045            SFD          6.750          6.483      $2,564.03
4378462         MADISON                    MS          39110            SFD          6.750          6.483      $2,322.63
4378584         BUFFALO GROVE              IL          60089            SFD          6.500          6.233      $1,907.59
4378622         PITTSTOWN                  NJ          08867            SFD          6.750          6.483      $4,021.31
4378700         DOVER                      MA          02030            SFD          7.000          6.500      $6,237.21
4378926         MARBLEHEAD                 MA          01945            SFD          7.000          6.500      $3,659.17
4379054         BELLE HARBOR               NY          11694            MF2          7.375          6.500      $2,762.71
4379334         MCLEAN                     VA          22102            SFD          6.625          6.358      $3,073.49
4379372         ALLENDALE                  NJ          07401            SFD          6.875          6.500      $2,705.78
4379454         COLUMBIA                   MO          65203            SFD          6.875          6.500      $2,943.04
4379551         PLANDOME MANOR             NY          11030            SFD          6.750          6.483      $4,193.19
4379626         FAIRFIELD                  CT          06430            SFD          6.750          6.483      $2,853.84
4379698         CONCORD                    MA          01742            SFD          7.000          6.500      $2,162.24
4379953         OAKLAND                    CA          94611            SFD          6.875          6.500      $2,529.18
4380014         ROCKVILLE                  MD          20850            SFD          6.875          6.500      $2,680.27
4380155         PENNINGTON                 NJ          08534            SFD          6.750          6.483      $2,141.03
4380262         EAST HILLS                 NY          11576            SFD          6.875          6.500      $3,350.34
4381033         SAN DIEGO                  CA          92128            SFD          6.750          6.483      $3,113.28
4381128         ASHBURN                    VA          20147            SFD          6.750          6.483      $2,484.14
4382569         YORBA LINDA                CA          92887            SFD          6.750          6.483      $2,438.09
4382742         AZLE                       TX          76020            SFD          6.875          6.500      $2,138.96
4383143         FREMONT                    CA          94555            SFD          6.750          6.483      $2,010.66
4383216         BASKING RIDGE              NJ          07920            SFD          6.625          6.358      $1,952.95
4383233         GLEN RIDGE                 NJ          07028            SFD          7.250          6.500      $2,570.45
4384110         PORTLAND                   OR          97201            SFD          6.625          6.358      $4,258.07
4384158         OCEANPORT                  NJ          07757            SFD          6.875          6.500      $1,937.94
4384227         SAN DIEGO                  CA          92130            SFD          7.000          6.500      $6,613.11
4384277         LOS ANGELES                CA          90068            MF2          7.375          6.500      $3,011.35
4384321         SAN RAMON                  CA          94583            PUD          6.750          6.483      $2,105.93
4384370         SAN DIEGO                  CA          92127            SFD          6.750          6.483      $2,939.45
4384754         LINCOLN                    MA          01773            SFD          6.875          6.500      $2,548.88
4384876         LANDENBERG                 PA          19350            SFD          6.875          6.500      $3,163.12
4385067         MANASSAS                   VA          20112            SFD          6.500          6.233      $2,167.99
4385338         NEW YORK                   NY          10022            COP          7.000          6.500      $3,259.99
4385399         PENN VALLEY                PA          19072            SFD          6.750          6.483      $2,625.53
4385455         WINDERMERE                 FL          34786            SFD          6.875          6.500      $3,448.88
4385660         ROSLYN HEIGHTS             NY          11577            SFD          7.000          6.500      $2,707.78
4385664         SAN JOSE                   CA          95008            SFD          6.750          6.483      $2,581.43
4385792         BRENTWOOD                  CA          94513            SFD          7.500          6.500      $2,739.48
4386051         SARATOGA                   CA          95070            SFD          6.750          6.483      $3,065.28
4386403         YORBA LINDA                CA          92887            SFD          6.000          5.733      $2,573.54
4386764         CLOSTER                    NJ          07624            SFD          6.750          6.483      $2,270.09
4386870         NEEDHAM                    MA          02492            SFD          6.750          6.483      $2,076.82
4387298         DOWNINGTOWN                PA          19335            SFD          7.125          6.500      $2,509.61
4387400         OAKLAND                    CA          94602            SFD          6.875          6.500      $2,021.83
4388105         RESTON                     VA          20194            SFD          6.875          6.500      $3,047.49
4389173         HOLMDEL                    NJ          07733            SFD          6.750          6.483      $4,086.17
4389545         DISCOVERY BAY              CA          94514            SFD          6.625          6.358      $2,241.09
4389631         METUCHEN                   NJ          08840            SFD          6.875          6.500      $3,652.52
4389733         GRAYSON                    GA          30017            SFD          6.875          6.500      $2,253.27
4389879         WELLESLEY                  MA          02482            SFD          6.750          6.483      $2,127.40
4390145         WEST HILLS                 CA          91304            SFD          6.375          6.108      $2,095.58
4390331         BETHESDA                   MD          20817            SFD          7.000          6.500      $2,800.92
4390414         HADDONFIELD                NJ          08033            SFD          6.875          6.500      $2,233.56
4390753         HAMILTON                   NJ          08690            SFD          7.625          6.500      $2,494.62
4391165         CASTRO VALLEY              CA          94552            SFD          6.875          6.500      $2,075.90
4391386         PIEDMONT                   CA          94610            SFD          7.000          6.500      $2,062.44
4391453         LARCHMONT                  NY          10538            SFD          6.875          6.500      $3,241.94
4391824         MONTGOMERY                 TX          77356            SFD          6.875          6.500      $2,277.58
4391910         PURCELLVILLE               VA          20132            SFD          6.875          6.500      $2,447.37
4392132         MANHATTAN BEACH            CA          90266            SFD          7.000          6.500      $3,456.25
4392578         FULLERTON                  CA          92835            SFD          6.875          6.500      $3,711.65
4392702         ATLANTA                    GA          30327            SFD          6.875          6.500      $5,009.08
4393057         COLLEYVILLE                TX          76034            SFD          6.750          6.483      $2,189.02
4393767         KIRKLAND                   WA          98033            LCO          6.875          6.500      $2,082.47
4394153         BROOKLINE                  MA          02446            SFD          6.125          5.858      $2,916.54
4395601         RICHMOND                   VA          23229            SFD          6.875          6.500      $2,181.00
4395926         MIAMI                      FL          33176            SFD          6.875          6.500      $4,270.04
4396349         MAHWAH TWP                 NJ          07430            SFD          7.125          6.500      $2,043.39
4396387         SAN DIEGO                  CA          92106            SFD          6.625          6.358      $3,200.91
4397596         LAGUNA HILLS               CA          92653            SFD          6.625          6.358      $3,649.78
4397835         RYE                        NY          10580            SFD          6.500          6.233      $3,507.98
4398288         SANTA MONICA               CA          90405            SFD          6.750          6.483      $3,617.56
4398492         HAYMARKET                  VA          20169            SFD          7.000          6.500      $2,486.24
4398526         RANCHO MIRAGE              CA          92270            SFD          6.875          6.500      $3,613.11
4398628         LOS ALTOS                  CA          94024            SFD          6.875          6.500      $6,556.15
4398656         OAKLAND                    CA          94611            SFD          6.750          6.483      $3,930.51
4398914         SAN DIEGO                  CA          92130            SFD          6.875          6.500      $1,806.56
4399086         LOS ANGELES                CA          90035            MF2          6.875          6.500      $3,613.11
4399985         WASHINGTON                 DC          20024            PUD          7.000          6.500      $2,315.25
4400269         BERNARDSVILLE              NJ          07924            SFD          6.750          6.483      $2,270.10
4401171         BATH                       OH          44333            SFD          7.250          6.500      $3,560.97
4401234         GARDENA                    CA          90247            SFD          7.125          6.500      $1,111.64
4401320         GILROY                     CA          95020            SFD          6.875          6.500      $2,627.72
4401523         DARIEN                     CT          06820            SFD          6.875          6.500      $2,991.00
4401571         MENDHAM                    NJ          07945            SFD          6.625          6.358      $2,016.98
4402317         PORTLAND                   OR          97236            SFD          6.500          6.233      $3,124.94
4402409         MEDIA                      PA          19063            SFD          6.750          6.483      $3,080.84
4402640         CARMICHAEL                 CA          95608            SFD          6.875          6.500      $6,569.29
4402825         BETHESDA                   MD          20816            SFD          7.375          6.500      $3,108.04
4402839         TEMECULA                   CA          92590            SFD          7.500          6.500      $2,936.71
4403389         NEW YORK                   NY          10023            HCO          6.875          6.500      $6,569.29
4403592         SAN MATEO                  CA          94402            SFD          7.125          6.500      $5,187.64
4403797         BOSTON                     MA          02116            HCO          6.875          6.500      $3,251.80
4403862         EAST HAMPTON               NY          11937            SFD          6.750          6.483      $2,756.55
4404089         BOULDER                    CO          80302            SFD          6.625          6.358      $2,039.27
4404216         ATLANTA                    GA          30305            SFD          6.750          6.483      $2,318.09
4404376         REDWOOD CITY               CA          94065            SFD          6.875          6.500      $2,627.72
4404411         MIAMI                      FL          33137            SFD          6.625          6.358      $3,504.13
4404708         MORRISTOWN                 NJ          07960            SFD          6.875          6.500      $2,403.71
4404947         BETHESDA                   MD          20817            SFD          6.750          6.483      $2,454.95
4405753         RADNOR                     PA          19087            SFD          6.625          6.358      $3,867.48
4407710         MANASSAS                   VA          20112            SFD          7.000          6.500      $2,085.06
4407773         HAWORTH                    NJ          07641            SFD          6.875          6.500      $2,989.03
4407791         FREEHOLD                   NJ          07728            SFD          6.750          6.483      $3,414.04
4407819         ROCKLEDGE                  FL          32955            SFD          6.750          6.483      $2,270.10
4408520         NEW YORK                   NY          10016            COP          7.000          6.500      $2,215.46
4409098         MIAMI BEACH                FL          33139            LCO          6.750          6.483      $2,070.33
4409277         ATLANTIC BEACH             NY          11509            SFD          6.875          6.500      $2,479.91
4409509         SAN MATEO                  CA          94403            PUD          6.750          6.483      $2,594.40
4409912         DAVIE                      FL          33330            SFD          6.875          6.500      $4,179.71
4410126         LEESBURG                   VA          20176            SFD          7.000          6.500      $2,202.15
4410722         SAN DIEGO                  CA          92109            SFD          7.000          6.500      $2,494.89
4412235         SAN BRUNO                  CA          94066            SFD          7.125          6.500      $2,600.56
4412341         SCOTTSDALE                 AZ          85262            SFD          6.750          6.483      $2,486.44
4412510         BOONTON                    NJ          07005            SFD          6.875          6.500      $2,299.26
4412799         LOS GATOS                  CA          95030            SFD          6.750          6.483      $2,305.77
4412969         CHATHAM                    NJ          07928            SFD          7.000          6.500      $4,141.51
4413003         LOS ALTOS                  CA          94024            SFD          6.750          6.483      $4,215.89
4413561         NEEDHAM                    MA          02492            SFD          6.875          6.500      $3,514.57
4413693         GROSSE ILE                 MI          48138            SFD          6.750          6.483      $2,607.36
4413952         TRENTON                    MI          48183            SFD          6.875          6.500      $2,003.63
4414042         PORTLAND                   OR          97229            SFD          6.875          6.500      $2,366.26
4414236         SANTA ANA                  CA          92705            SFD          7.000          6.500      $2,370.15
4414358         ROLLING HILLS ESTATE       CA          90274            SFD          7.000          6.500      $3,087.01
4414935         LINDSTROM                  MN          55045            SFD          6.750          6.483      $2,601.21
4415496         MENDOTA HEIGHTS            MN          55118            SFD          6.750          6.483      $2,568.45
4415532         GLENCOE                    MO          63038            SFD          6.875          6.500      $5,183.17
4415587         ENCINITAS                  CA          92024            SFD          7.000          6.500      $3,725.70
4415615         CORTE MADERA               CA          94925            SFD          7.375          6.500      $5,456.34
4415918         CONOVER                    NC          28613            SFD          6.875          6.500      $3,213.70
4415976         STAFFORD                   CT          06075            SFD          7.375          6.500      $2,051.31
4415987         NEWPORT BEACH              CA          92660            SFD          6.750          6.483      $2,070.98
4416291         OAK HILL                   VA          20171            SFD          7.000          6.500      $3,600.62
4416349         WELLESLEY                  MA          02481            SFD          6.875          6.500      $3,416.03
4416480         BROOKLINE                  MA          02445            LCO          6.875          6.500      $3,405.25
4416818         MCLEAN                     VA          22102            SFD          6.875          6.500      $5,124.05
4416857         POTOMAC                    MD          20854            SFD          6.875          6.500      $4,821.87
4417245         WAYLAND                    MA          01778            SFD          6.750          6.483      $2,756.55
4417369         MENDHAM                    NJ          07945            SFD          6.750          6.483      $2,143.62
4417479         CLARKSVILLE                MD          21029            SFD          6.875          6.500      $3,263.21
4417553         CHESHIRE                   CT          06410            SFD          7.000          6.500      $2,075.75
4417819         CHEVY CHASE                MD          20815            SFD          6.750          6.483      $2,860.97
4417888         CHEVY CHASE                MD          20815            SFD          6.875          6.500      $5,633.16
4418244         CANTON                     GA          30114            SFD          6.750          6.483      $2,737.35
4418284         ZIONSVILLE                 IN          46077            SFD          7.250          6.500      $2,592.27
4418495         WELLESLEY                  MA          02481            SFD          7.000          6.500      $4,244.63
4418525         BOULDER                    CO          80303            SFD          7.000          6.500      $2,661.21
4418670         SANTA BARBARA              CA          93111            SFD          6.875          6.500      $4,270.04
4418698         COEUR D'ALENE              ID          83814            SFD          7.000          6.500      $3,349.80
4418740         NORTHPORT                  NY          11768            SFD          6.625          6.358      $2,881.40
4418762         KEY WEST                   FL          33040            SFD          6.750          6.483      $2,179.29
4419045         FREMONT                    CA          94539            SFD          6.750          6.483      $3,405.15
4419080         LAS VEGAS                  NV          89117            SFD          6.750          6.483      $2,237.66
4419127         FREEHOLD TOWNSHIP          NJ          07728            SFD          6.750          6.483      $2,237.67
4419144         ENCINITAS                  CA          92024            SFD          7.000          6.500      $2,228.76
4419186         CREVE COEUR                MO          63141            SFD          6.750          6.483      $2,146.86
4419242         PORT WASHINGTON            NY          11050            SFD          6.500          6.233      $2,022.62
4419275         CARLSBAD                   CA          92009            PUD          6.875          6.500      $1,708.02
4419378         ORINDA                     CA          94563            SFD          6.875          6.500      $3,737.92
4419434         SAN CARLOS                 CA          94070            LCO          7.250          6.500      $2,919.72
4419469         CASTRO VALLEY              CA          94552            SFD          6.750          6.483      $2,194.64
4419501         GULF BREEZE                FL          32561            SFD          7.000          6.500      $2,175.54
4420670         SANTA CRUZ                 CA          95060            SFD          6.375          6.108      $2,249.06
4420686         CARPINTERIA                CA          93013            LCO          6.875          6.500      $1,491.23
4420697         SAN JOSE                   CA          95116            SFD          7.125          6.500      $2,310.86
4420720         SAN DIEGO                  CA          92122            SFD          7.000          6.500      $2,235.42
4420753         DIX HILLS                  NY          11746            SFD          6.625          6.358      $3,073.50
4420768         BOSTON                     MA          02116            HCO          7.000          6.500      $2,627.95
4420895         DEL MAR                    CA          92014            SFD          7.500          6.500      $3,922.60
4420934         SAN MATEO                  CA          94403            SFD          6.750          6.483      $2,519.81
4421230         CAMARILLO                  CA          93012            SFD          6.750          6.483      $3,729.44
4421377         ROBBINSVILLE               NJ          08691            SFD          6.875          6.500      $2,082.47
4421670         NEW CANAAN                 CT          06840            SFD          6.750          6.483      $4,099.14
4421736         VIRGINIA BEACH             VA          23454            SFD          6.875          6.500      $5,386.82
4421841         LOS ANGELES                CA          90004            SFD          7.250          6.500      $2,633.21
4421878         DARIEN                     CT          06820            SFD          6.750          6.483      $2,075.52
4421884         MIDDLEBURG                 VA          20117            SFD          6.750          6.483      $3,632.15
4421945         KANSAS CITY                MO          64157            SFD          6.750          6.483      $2,127.41
4421953         BLOOMFIELD TOWNSHIP        MI          49304            SFD          6.875          6.500      $3,941.58
4421973         PALO ALTO                  CA          94304            SFD          7.250          6.500      $6,548.90
4422095         POTOMAC FALLS              VA          20165            SFD          6.750          6.483      $2,094.98
4422123         DULUTH                     GA          30097            SFD          6.750          6.483      $2,497.11
4422343         PIEDMONT                   CA          94611            SFD          7.000          6.500      $4,324.47
4422734         POWAY                      CA          92064            SFD          6.875          6.500      $3,518.84
4422935         BEAUMONT                   TX          77706            SFD          6.875          6.500      $2,568.59
4423102         FORT MYERS                 FL          33908            SFD          6.750          6.483      $4,864.49
4423155         SUMMIT                     NJ          07901            SFD          6.875          6.500      $3,514.57
4423452         NEWCASTLE                  WA          98056            SFD          6.875          6.500      $2,386.29
4423470         ROSEVILLE                  CA          95661            SFD          6.625          6.358      $2,445.99
4423514         FREMONT                    CA          94539            SFD          6.750          6.483      $3,618.57
4423531         JACKSON HEIGHTS            NY          11370            MF2          7.000          6.500      $2,494.89
4423553         SUNNYVALE                  CA          94087            SFD          7.000          6.500      $3,283.27
4423635         LAGUNA NIGUEL              CA          92677            SFD          6.875          6.500      $2,312.39
4423780         LUTZ                       FL          33548            SFD          6.750          6.483      $2,429.00
4424063         JAMAICA ESTATES            NY          11432            SFD          7.375          6.500      $2,320.67
4424079         SOMERVILLE                 MA          02144            SFD          6.875          6.500      $2,627.72
4424091         WESTFORD                   MA          01886            SFD          6.750          6.483      $1,459.35
4424170         PORTLAND                   OR          97229            SFD          6.750          6.483      $3,132.73
4424228         NEWPORT BEACH              CA          92660            SFD          6.875          6.500      $2,890.49
4424402         SHORT HILLS                NJ          07078            SFD          6.750          6.483      $2,140.38
4424507         NEW YORK                   NY          10025            COP          6.750          6.483      $2,367.39
4424652         ST JAMES                   NY          11780            SFD          6.625          6.358      $2,055.40
4424765         WILTON                     CT          06897            SFD          7.000          6.500      $2,661.21
4424942         SAN FRANCISCO              CA          94133            LCO          6.750          6.483      $2,821.41
4425074         NEW PROVIDENCE             NJ          07974            SFD          6.875          6.500      $2,617.87
4425184         MADISON                    CT          06443            SFD          6.750          6.483      $2,477.65
4425395         POUND RIDGE                NY          10576            SFD          6.875          6.500      $2,430.64
4425698         HOUSTON                    TX          77019            SFD          6.625          6.358      $4,162.03
4425810         MASON                      OH          45040            SFD          6.750          6.483      $2,441.98
4425826         VIENNA                     VA          22182            SFD          7.250          6.500      $4,191.29
4425957         MARION                     MA          02738            SFD          7.375          6.500      $4,178.59
4426183         PENN VALLEY                PA          19072            SFD          6.875          6.500      $2,627.72
4426204         GROSSE ILE                 MI          48138            SFD          6.875          6.500      $2,240.13
4426891         HICKORY                    NC          28601            SFD          6.750          6.483      $4,971.51
4427042         BROOKLYN                   NY          11205            COP          7.125          6.500      $2,122.22
4427249         MENDHAM                    NJ          07945            SFD          6.750          6.483      $2,607.37
4427403         SHELBYVILLE                IN          46176            SFD          6.875          6.500      $2,036.48
4427504         DARIEN                     CT          06820            SFD          6.750          6.483      $2,107.95
4427640         WILMETTE                   IL          60091            SFD          6.625          6.358      $4,033.96
4428946         WELLESLEY                  MA          02482            SFD          6.875          6.500      $2,555.46
4428966         ROCKPORT                   MA          01966            SFD          6.875          6.500      $2,167.87
4429224         FLOWER MOUND               TX          75022            SFD          6.875          6.500      $2,636.58
4429255         GREAT FALLS                VA          22066            SFD          7.125          6.500      $4,042.31
4429281         NORTH WALES                PA          19454            SFD          6.750          6.483      $2,211.72
4429357         NARBERTH                   PA          19072            SFD          6.750          6.483      $4,215.89
4429456         MT KISCO                   NY          10549            SFD          6.875          6.500      $3,613.11
4429468         MOUNT KISCO                NY          10549            SFD          6.750          6.483      $3,632.15
4429479         TWP OF BERNARDS            NJ          07931            SFD          6.750          6.483      $2,918.70
4429828         KETTERING                  OH          45419            SFD          6.500          6.233      $3,046.57
4429854         DEL MAR                    CA          92014            SFD          6.875          6.500      $3,186.11
4429861         GOSHEN                     KY          40026            SFD          7.125          6.500      $3,065.42
4429930         LAFAYETTE                  CA          94549            SFD          6.750          6.483      $3,755.39
4430067         MIAMI                      FL          33138            SFD          7.500          6.500      $2,723.44
4430184         ROYAL OAK                  MD          21662            SFD          6.500          6.233      $2,422.09
4430324         APTOS                      CA          95003            SFD          6.875          6.500      $2,074.13
4430364         EAST NORTHPORT             NY          11731            SFD          7.125          6.500      $2,425.39
4430395         NEW YORK                   NY          10022            COP          7.125          6.500      $5,564.92
4430407         WHITE PLAINS               MD          20695            SFD          6.750          6.483      $2,140.38
4430432         JAMAICA ESTATES            NY          11432            SFD          6.750          6.483      $3,340.29
4430456         CHICAGO                    IL          60622            SFD          6.750          6.483      $2,607.36
4430501         SALINAS                    CA          93907            SFD          7.250          6.500      $2,831.04
4430592         WYCKOFF                    NJ          07481            SFD          6.750          6.483      $2,643.04
4430604         ALEXANDRIA                 VA          22302            SFD          7.000          6.500      $3,632.55
4430750         LAKE FOREST                CA          92630            SFD          6.875          6.500      $2,627.72
4430774         DUNN LORING                VA          22027            SFD          6.750          6.483      $3,716.47
4430811         SAN FRANCISCO              CA          94124            PUD          6.875          6.500      $2,144.22
4430908         POWAY                      CA          92064            SFD          6.750          6.483      $4,540.19
4430932         NEWPORT BEACH              CA          92660            SFD          7.000          6.500      $5,275.85
4430976         YORK                       ME          03909            SFD          6.875          6.500      $1,894.59
4431007         WHITEFISH BAY              WI          53217            SFD          7.000          6.500      $6,653.03
4431053         LOS ANGELES                CA          90049            SFD          6.750          6.483      $5,156.36
4431203         VERNON HILLS               IL          60061            SFD          6.750          6.483      $2,302.52
4431360         CONCORD                    MA          01742            SFD          6.625          6.358      $4,162.03
4431371         LARKSPUR                   CA          94939            SFD          6.750          6.483      $2,594.39
4431399         HAWORTH                    NJ          07641            SFD          7.000          6.500      $2,095.70
4431557         NATICK                     MA          01760            SFD          6.250          5.983      $2,456.72
4431690         DENVER                     CO          80230            SFD          6.875          6.500      $2,831.36
4431714         NEWTON                     MA          02459            SFD          6.750          6.483      $2,899.23
4431776         PHOENIX                    MD          21131            SFD          6.875          6.500      $3,477.12
4431840         FREDERICK                  MD          21704            SFD          6.625          6.358      $2,305.12
4431882         DULUTH                     GA          30097            SFD          6.625          6.358      $6,076.56
4432179         MOORESTOWN                 NJ          08053            PUD          6.875          6.500      $3,613.11
4432212         BEDFORD                    NY          10506            SFD          6.750          6.483      $2,610.61
4432220         WEST CHESTER               PA          19380            SFD          6.625          6.358      $2,209.08
4432226         AMERICAN CANYON            CA          94503            SFD          6.875          6.500      $2,281.84
4432489         PELHAM                     NY          10803            SFD          6.750          6.483      $2,412.79
4432501         SAN DIEGO                  CA          92109            LCO          6.625          6.358      $3,649.78
4432562         DALLAS                     TX          75225            SFD          6.750          6.483      $2,593.75
4432873         DANA POINT                 CA          92629            SFD          6.875          6.500      $3,908.73
4433003         ROCKVILLE                  MD          20850            SFD          6.500          6.233      $2,041.58
4433077         WESTMINSTER                CO          80031            SFD          6.625          6.358      $3,585.74
4433315         BRIDGEWATER                NJ          08807            SFD          6.750          6.483      $2,419.28
4433323         BLUE HILL                  ME          04614            SFD          6.875          6.500      $4,270.04
4433530         PACIFIC PALISADES          CA          90272            PUD          7.000          6.500      $6,653.03
4433573         PORT WASHINGTON            NY          11050            SFD          6.875          6.500      $2,627.72
4433783         BLOOMFIELD HILLS           MI          48304            SFD          6.875          6.500      $3,253.12
4433946         BERWYN                     PA          19312            SFD          6.875          6.500      $2,897.06
4434057         SADDLE RIVER               NJ          07458            SFD          6.750          6.483      $5,837.38
4434107         WINDHAM                    NH          03087            SFD          6.750          6.483      $2,529.54
4434205         NAPERVILLE                 IL          60565            SFD          6.750          6.483      $2,797.08
4434280         NEWTON                     CT          06482            SFD          6.625          6.358      $2,487.61
4434317         CASTRO VALLEY              CA          94552            SFD          6.500          6.233      $2,209.08
4434420         LEONARDTOWN                MD          20650            SFD          6.750          6.483      $2,334.96
4434514         BELLEVUE                   WA          98005            SFD          6.875          6.500      $5,452.51
4434690         GAITHERSBURG               MD          20882            SFD          6.875          6.500      $3,130.27
4434772         SAN FRANCISCO              CA          94116            SFD          6.750          6.483      $2,043.09
4434794         GAITHERSBURG               MD          20878            SFD          6.875          6.500      $2,233.56
4435043         MENLO PARK                 CA          94025            SFD          6.750          6.483      $2,665.74
4435076         SAN RAMON                  CA          94583            SFD          6.750          6.483      $2,205.24
4435123         SAN JUAN CAPISTRANO        CA          92675            SFD          6.750          6.483      $4,472.09
4435169         SAN JOSE                   CA          95120            SFD          6.750          6.483      $3,729.44
4435260         SHERMAN OAKS               CA          91403            SFD          6.750          6.483      $2,036.60
4435305         WESTMONT                   IL          60559            SFD          6.875          6.500      $2,873.21
4435422         WEST ORANGE                NJ          07052            SFD          6.750          6.483      $2,464.68
4435423         LAFAYETTE                  CA          94549            SFD          6.875          6.500      $2,791.95
4435550         POTOMAC                    MD          20854            SFD          6.750          6.483      $3,113.28
4435635         NEW YORK                   NY          10003            COP          7.500          6.500      $3,048.58
4435862         MAYNARD                    MA          01754            SFD          6.875          6.500      $2,161.30
4436204         SAN MARCOS                 CA          92069            SFD          7.000          6.500      $3,663.80
4436328         DANVILLE                   CA          94506            SFD          6.750          6.483      $2,050.87
4436339         KINNELON                   NJ          07405            SFD          6.875          6.500      $2,200.72
4436344         DRAPER                     UT          84020            SFD          7.000          6.500      $2,674.35
4436383         WASHINGTON                 DC          20008            SFD          6.625          6.358      $3,841.87
4436386         SAN JOSE                   CA          95136            SFD          6.875          6.500      $2,364.95
4436445         NEWBERG                    OR          97132            SFD          7.000          6.500      $2,002.56
4436470         MENLO PARK                 CA          94025            LCO          7.000          6.500      $2,867.46
4436488         POTOMAC                    MD          20854            SFD          7.000          6.500      $6,281.13
4436605         CHARLOTTE                  NC          28277            SFD          6.500          6.233      $2,186.96
4436612         PINECREST                  FL          33156            SFD          7.125          6.500      $2,775.73
4436759         SANTA CLARA                CA          95050            SFD          6.875          6.500      $2,877.88
4440362         DELRAY BEACH               FL          33483            SFD          6.625          6.358      $2,977.45
4440678         POTOMAC                    MD          20854            SFD          6.875          6.500      $4,903.97
4440739         CHEVY CHASE                MD          20815            SFD          6.750          6.483      $3,956.45
4441339         LINCOLN                    MA          01773            SFD          6.375          6.108      $2,582.83
4443873         SARATOGA                   CA          95070            SFD          7.250          6.500      $2,762.82
4443997         MONTESERENO                CA          95030            SFD          7.000          6.500      $5,921.19
4444020         SAN JOSE                   CA          95125            SFD          7.125          6.500      $3,671.77
4444058         WYOMISSING                 PA          19610            SFD          6.875          6.500      $2,732.82
4444073         NEWPORT BEACH              CA          92660            SFD          6.750          6.483      $3,243.00
4444087         TUCSON                     AZ          85718            SFD          6.750          6.483      $2,490.62
4444144         RANCHO SANTA MARGARI       CA          92688            SFD          6.750          6.483      $2,026.87
4444150         DALLAS                     TX          75214            SFD          6.875          6.500      $2,800.82
4444213         DALLAS                     TX          75205            SFD          6.750          6.483      $2,326.52
4444215         MILL VALLEY                CA          94941            SFD          7.000          6.500      $2,993.87
4444438         SOUTH RIDING               VA          20152            SFD          6.750          6.483      $2,178.65
4444441         SAN JUAN CAPISTRANO        CA          92675            SFD          6.750          6.483      $2,360.90
4444549         INVERNESS                  IL          60010            SFD          6.625          6.358      $3,201.56
4444784         DARIEN                     CT          06820            SFD          6.875          6.500      $2,562.03
4444971         UPPER MONTCLAIR            NJ          07043            SFD          6.750          6.483      $3,953.86
4445036         LAFAYETTE                  CA          94549            SFD          6.500          6.233      $3,487.44
4445160         BROKEN ARROW               OK          74011            SFD          6.750          6.483      $2,205.23
4445167         FAIRFIELD                  CT          06430            SFD          6.625          6.358      $3,186.61
4445190         ROGERS                     AR          72758            SFD          6.875          6.500      $3,478.44
4445235         AVONDALE                   PA          19311            SFD          6.750          6.483      $2,263.61
4445404         MOORESTOWN                 NJ          08057            SFD          6.875          6.500      $2,237.49
4445501         BENICIA                    CA          94510            SFD          6.625          6.358      $4,585.27
4445514         NEWPORT COAST              CA          92657            LCO          7.000          6.500      $2,778.31
4445554         NEWTOWN                    PA          18940            SFD          6.625          6.358      $3,041.48
4445761         OAKLAND                    CA          94705            SFD          7.250          6.500      $5,116.32
4445918         RIDGEFIELD                 CT          06877            SFD          6.750          6.483      $2,399.82
4445954         BLOOMFIELD HILLS TWP       MI          48301            SFD          6.875          6.500      $2,178.71
4446010         NEW CANAAN                 CT          06840            SFD          6.625          6.358      $3,361.64
4446021         MADISON                    NJ          07940            SFD          6.750          6.483      $2,646.29
4446044         WILDOMAR                   CA          92530            SFD          7.375          6.500      $2,862.16
4446150         TRUMBULL                   CT          06611            SFD          6.625          6.358      $2,106.63
4446345         MADISON                    NJ          07940            LCO          6.875          6.500      $2,764.13
4446542         LOS ANGELES                CA          90035            SFD          6.750          6.483      $3,178.14
4446562         SHERMAN OAKS               CA          91403            SFD          6.875          6.500      $2,906.91
4446695         VINEYARD HAVEN             MA          02568            SFD          6.750          6.483      $4,063.47
4446807         SAN DIEGO                  CA          92128            SFD          6.875          6.500      $4,007.27
4446835         BETHESDA                   MD          20814            SFD          6.625          6.358      $2,945.44
4446850         NEWTOWN SQUARE             PA          19073            SFD          6.750          6.483      $2,837.62
4446966         RYE BROOK                  NY          10573            SFD          6.625          6.358      $2,814.81
4618880         PETOSKEY                   MI          49770            SFD          6.750          6.483      $4,553.16
4624557         SIERRA MADRE               CA          91024            SFD          6.875          6.500      $2,102.17
4630547         VENTURA                    CA          93003            SFD          6.750          6.483      $2,594.39
4650328         WILMINGTON                 DE          19807            SFD          6.375          6.108      $3,393.85
4662219         LOS ANGELES                CA          90035            SFD          6.875          6.500      $2,463.48
4676862         SANTA ANA                  CA          92705            SFD          6.750          6.483      $3,317.71
4701694         MIAMI                      FL          33173            SFD          6.750          6.483      $2,366.09
4720025         KANSAS CITY                MO          64113            SFD          7.250          6.500      $3,069.79
4721668         LAGUNA NIGUEL              CA          92677            SFD          6.750          6.483      $2,262.31
4724563         RIVERSIDE                  CA          92508            SFD          6.875          6.500      $2,364.88
4737490         NEWPORT BEACH              CA          92660            SFD          7.250          6.500      $4,093.06
4751624         CHICAGO                    IL          60611            LCO          7.125          6.500      $3,126.06
4777587         HUDSON                     CO          80642            SFD          7.000          6.500      $3,672.47
4801601         PALATINE                   IL          60067            SFD          7.125          6.500      $2,526.45
4808580         LOS ALTOS                  CA          94024            SFD          6.875          6.500      $3,941.57
4811451         DOVER                      NH          03820            SFD          7.750          6.500      $2,288.94
4813176         EDINA                      MN          55424            SFD          6.625          6.358      $2,872.11
4815791         COTO DE CAZA               CA          92679            SFD          6.875          6.500      $6,405.06
4855292         ENGLEWOOD                  CO          80110            SFD          6.625          6.358      $2,442.79
4868105         NEW YORK                   NY          10019            LCO          6.875          6.500      $2,627.72
4873121         LAGUNA HILLS               CA          92653            SFD          6.750          6.483      $2,010.65
4874343         ROLLING HILLS              CA          90274            SFD          6.875          6.500      $6,569.29
4874624         FREMONT                    CA          94539            SFD          7.250          6.500      $4,655.85
4876520         CHICAGO                    IL          60660            SFD          6.750          6.483      $2,853.83
4881421         SURF CITY                  NJ          08008            SFD          7.000          6.500      $2,794.27
4923801         ATLANTA                    GA          30309            SFD          6.750          6.483      $6,242.76
4932398         AMHERST                    NH          03031            SFD          7.375          6.500      $3,239.27
4942959         NORFOLK                    NE          68701            SFD          6.750          6.483      $2,148.16
4951653         PACIFIC GROVE              CA          93950            SFD          7.125          6.500      $2,526.44
4956173         CAMPBELL                   CA          95008            SFD          6.750          6.483      $2,049.57
4962429         WASHINGTON                 DC          20010            SFD          6.875          6.500      $2,045.68
4962726         SOUTH ORANGE               NJ          07079            SFD          7.000          6.500      $3,069.71
4987608         SANTA FE                   NM          87501            LCO          6.875          6.500      $2,562.02
4992665         LOS ALAMITOS               CA          90720            SFD          6.750          6.483      $2,432.24
4994372         BURLINGAME                 CA          94010            SFD          6.750          6.483      $3,294.88
5036249         VALENCIA                   CA          91355            SFD          7.125          6.500      $4,109.68
5094776         ANAHEIM HILLS              CA          92809            SFD          7.000          6.500      $2,694.48
5108923         DEL MAR                    CA          92014            SFD          7.000          6.500      $6,653.03
5228759         LOS ANGELES                CA          90045            SFD          6.875          6.500      $2,660.56
5327168         PALM BEACH GARDEN          FL          33418            SFD          6.750          6.483      $6,485.98
5476270         OCEAN CITY                 MD          21842            LCO          7.125          6.500      $2,398.44
5479290         NEWTOWN                    PA          18940            SFD          7.000          6.500      $2,494.88
5512322         STEAMBOAT SPRINGS          CO          80477            SFD          7.000          6.500      $6,653.03
5562582         OVERLAND PARK              KS          66213            SFD          6.875          6.500      $2,614.58
5571161         DENVER                     CO          80202            LCO          6.875          6.500      $2,371.51
5576533         OAK BROOK                  IL          60523            SFD          6.750          6.483      $2,594.39
5600879         SNOQUALMIE                 WA          98065            SFD          6.875          6.500      $2,299.25
5635462         CALIFON                    NJ          07830            SFD          7.000          6.500      $3,592.63
5639927         COLORADO SPRINGS           CO          80908            SFD          6.750          6.483      $4,734.77
5672704         PHOENIX                    MD          21131            SFD          7.000          6.500      $3,013.82
5697909         BELL CANYON                CA          91307            SFD          6.875          6.500      $2,525.89
5759899         WILMETTE                   IL          60091            SFD          6.875          6.500      $3,218.95
5825286         S. SAN FRANCISCO           CA          94080            SFD          7.125          6.500      $2,883.52
5844857         SUNNYVALE                  CA          94086            SFD          6.875          6.500      $2,207.28
5866573         HASTINGS ON HUDSON         NY          10706            SFD          7.125          6.500      $3,918.31
5871762         KAPOLEI                    HI          96707            PUD          7.000          6.500      $3,147.55
5910888         NEW YORK                   NY          10028            COP          6.750          6.483      $3,674.31
5960924         FAIR OAKS                  CA          95628            SFD          6.750          6.483      $2,334.95
5975466         ATHENS                     GA          30606            SFD          6.875          6.500      $2,545.20
5980892         JAMESPORT                  NY          11947            SFD          7.250          6.500      $2,455.84
6009179         CALDWELL                   NJ          07006            SFD          7.375          6.500      $2,969.91
6017645         BOISE                      ID          83709            SFD          7.375          6.500      $2,831.77
6021069         WILMINGTON                 DE          19806            SFD          6.750          6.483      $4,199.67
6023194         LAKE ZURICH                IL          60089            SFD          6.875          6.500      $2,233.56
6033878         ASHBURN                    VA          20147            SFD          6.750          6.483      $5,104.47
6034102         ESCONDIDO                  CA          92029            SFD          6.875          6.500      $2,356.14
6085737         MIDDLETOWN                 NJ          07718            MF2          7.625          6.500      $1,260.54
6091872         SACRAMENTO                 CA          95829            SFD          6.875          6.500      $2,312.39
6100393         MANKATO                    MN          56001            SFD          6.750          6.483      $2,464.67
6105588         KOHLER                     WI          53044            SFD          6.875          6.500      $2,522.61
6106585         ORANGE                     CA          92867            SFD          7.000          6.500      $5,667.59
6107225         SAN JOSE                   CA          95125            SFD          6.875          6.500      $2,200.71
6118395         SILV ER SPRING             MD          20906            SFD          7.000          6.500      $2,860.80
6118840         SANTA ANA                  CA          92705            SFD          6.875          6.500      $2,857.64
6120590         SARASOTA                   FL          34236            LCO          6.875          6.500      $4,270.04
6125098         MANSFIELD                  MA          02048            SFD          6.875          6.500      $2,299.25
6126448         TOWN AND COUNTRY           MO          63131            SFD          6.875          6.500      $3,547.42
6147473         WESTMINSTER                CO          80031            SFD          6.875          6.500      $2,291.37
6148055         CALABASAS                  CA          91000            SFD          6.625          6.358      $5,442.64
6156386         CHARLOTTE                  NC          28277            SFD          7.000          6.500      $3,213.41
6160066         LARKSPUR                   CA          94939            SFD          7.000          6.500      $2,794.27
6167937         BOULDER                    CO          80302            SFD          7.000          6.500      $2,281.99
6182423         FOND DU LAC                WI          54935            SFD          6.875          6.500      $4,582.08
6190048         SAINT JAMES CITY           FL          33956            SFD          7.000          6.500      $2,744.37
6197248         LOS ANGELES                CA          90008            SFD          7.125          6.500      $2,209.80
6200388         LA HABRA HEIGHTS           CA          90631            SFD          6.875          6.500      $2,154.73
6210726         MERRITT ISLAND             FL          32952            SFD          7.000          6.500      $2,230.76
6210991         MILL VALLEY                CA          94941            SFD          6.875          6.500      $3,186.10
6218437         AURORA                     CO          80016            SFD          6.875          6.500      $2,609.98
6218752         SAN RAMON                  CA          94583            SFD          6.875          6.500      $2,023.34
6221872         UPPER SADDLE RIVE          NJ          07458            SFD          6.750          6.483      $3,891.59
6222833         FLORHAM PARK               NJ          07932            SFD          6.750          6.483      $2,164.70
6223699         ROSEMONT                   PA          19010            SFD          6.750          6.483      $2,140.37
6223700         RALEIGH                    NC          27608            SFD          6.750          6.483      $2,359.60
6226601         SCOTTSDALE                 AZ          85259            SFD          6.750          6.483      $2,594.39
6227216         NEWPORT BEACH              CA          92660            SFD          6.750          6.483      $3,878.29
6227447         SAN CLEMENTE               CA          92672            SFD          6.875          6.500      $3,120.41
6227786         TENAFLY                    NJ          07670            MF2          7.125          6.500      $2,905.07
6233030         BIG BEAR LAKE              CA          92315            SFD          6.875          6.500      $3,179.54
6235134         ALEXANDRIA                 VA          22310            SFD          7.125          6.500      $2,533.18
6236724         CARLSBAD                   CA          92009            SFD          6.875          6.500      $2,529.18
6236884         FLOWER MOUND               TX          75022            SFD          6.875          6.500      $2,179.69
6238958         EDEN PRAIRIE               MN          55347            SFD          7.000          6.500      $2,082.40
6241677         FORTVILLE                  IN          46040            SFD          6.625          6.358      $2,279.51
6244570         WILMINGTON                 DE          19807            SFD          7.000          6.500      $2,176.87
6244947         EL DORADO                  CA          95623            SFD          6.875          6.500      $2,601.44
6246832         WINSTON SALEM              NC          27106            SFD          6.750          6.483      $1,984.71
6249338         WAUKEE                     IA          50263            SFD          7.000          6.500      $3,451.59
6249422         WALNUT CREEK               CA          94595            SFD          6.750          6.483      $3,424.60
6254994         TRUCKEE                    CA          96161            SFD          6.625          6.358      $3,745.82
6255414         RENTON                     WA          98056            SFD          6.750          6.483      $2,278.74
6264916         HUDSON                     WI          54016            SFD          6.875          6.500      $3,448.88
6270974         PACIFIC PALISADES          CA          90272            SFD          6.875          6.500      $3,613.11
6277142         KENTFIELD                  CA          94904            SFD          6.875          6.500      $2,069.33
6287822         WALL                       NJ          07719            SFD          6.875          6.500      $3,836.46
6292914         FALLS CHURCH               VA          22043            SFD          6.875          6.500      $3,416.03
6300131         NOVATO                     CA          94945            SFD          6.875          6.500      $3,613.11
6307452         SHEBOYGAN                  WI          53083            SFD          6.750          6.483      $3,502.43
6307690         PASADENA                   CA          91104            SFD          6.625          6.358      $2,561.24
6308505         SACRAMENTO                 CA          95829            SFD          7.000          6.500      $3,086.25
8111823         WESTMINSTER                CO          80031            SFD          6.750          6.483      $4,994.21
8183656         HOUSTON                    TX          77056            SFD          6.875          6.500      $6,569.29
8194824         FAIR OAKS RANCH            TX          78015            SFD          6.750          6.483      $2,594.39
8225313         AUSTIN                     TX          78731            SFD          6.500          6.233      $4,108.44
8242176         AUSTIN                     TX          78730            SFD          6.875          6.500      $2,463.48
8314336         MESA                       AZ          85207            SFD          6.875          6.500      $2,053.10
8345483         CARLISLE                   MA          01741            SFD          6.625          6.358      $3,041.48
8366059         SHOREVIEW                  MN          55126            SFD          6.750          6.483      $2,516.56
8379994         BEND                       OR          97701            SFD          6.875          6.500      $2,299.25
8384954         NEW CANAAN                 CT          06840            SFD          7.375          6.500      $6,906.75
8410620         COLORADO SPRINGS           CO          80906            SFD          6.875          6.500      $2,627.72
8416617         SHORT HILLS                NJ          07078            SFD          6.875          6.500      $6,569.29
8420041         NEW YORK                   NY          10128            HCO          7.125          6.500      $3,665.03
8422011         SHOREVIEW                  MN          55126            SFD          6.750          6.483      $2,399.81
8460345         COLORADO SPRINGS           CO          80918            SFD          6.875          6.500      $4,270.04
8491082         ELLICOTT CITY              MD          21042            SFD          6.875          6.500      $2,364.94
8495502         LITTLETON                  CO          80127            SFD          6.625          6.358      $2,200.62
8518746         CHASKA                     MN          55318            SFD          6.625          6.358      $2,810.97
8523453         OLD BRIDGE                 NJ          08857            SFD          6.875          6.500      $2,215.49
8532395         PARKER                     CO          80138            SFD          6.875          6.500      $4,335.73
8550690         COLORADO SPRINGS           CO          80921            SFD          6.750          6.483      $3,787.81
8552256         REISTERSTOWN               MD          21136            SFD          6.750          6.483      $2,490.94
8587988         ALDIE                      VA          20105            SFD          6.625          6.358      $2,927.25
8588682         CROWNSVILLE                MD          21032            SFD          6.750          6.483      $3,071.44
8592930         SACRAMENTO                 CA          95834            SFD          7.375          6.500      $3,233.31
8600418         SAN CLEMENTE               CA          92673            SFD          6.750          6.483      $3,259.53
8603421         ASHBURN                    VA          20147            SFD          6.750          6.483      $4,153.82
8608753         GERMANTOWN                 MD          20874            SFD          6.750          6.483      $2,343.38
8612521         HENDERSON                  NV          89052            SFD          6.750          6.483      $3,022.90
8638358         FOLSOM                     CA          95630            SFD          6.750          6.483      $2,049.64
8640218         EVERETT                    WA          98205            SFD          6.875          6.500      $2,157.35
8647766         BURLINGTON                 KY          41005            SFD          6.875          6.500      $2,170.49
8649471         PLYMOUTH                   MN          55446            SFD          7.250          6.500      $2,387.62
8654149         SPRING LAKE TWSP.          MN          55372            SFD          6.750          6.483      $2,205.23
8669249         FAIRFAX                    VA          22033            SFD          6.625          6.358      $3,585.74
8670121         HAILEY                     ID          83333            SFD          7.000          6.500      $2,794.27
8670486         SAN CLEMENTE               CA          92673            SFD          6.750          6.483      $3,569.41
8683449         GERMANTOWN                 MD          20874            SFD          6.875          6.500      $2,235.86
8688157         LEESBURG                   VA          20175            SFD          6.750          6.483      $2,140.27
8694474         NEW YORK                   NY          10021            HCO          6.750          6.483      $4,021.31
8696879         CHEYENNE                   WY          82009            SFD          6.750          6.483      $2,238.44
8700383         BURTONSVILLE               MD          20866            SFD          6.625          6.358      $2,518.02
8707934         FORT COLLINS               CO          80528            SFD          6.625          6.358      $2,202.67
8730790         CASTLE ROCK                CO          80104            SFD          6.750          6.483      $2,756.54
8732850         LAS VEGAS                  NV          89117            SFD          6.875          6.500      $2,594.87
8733889         WOODBURY                   MN          55125            SFD          6.625          6.358      $3,806.65
8734143         WAYNE                      PA          19087            SFD          6.500          6.233      $3,002.32
8748300         RALEIGH                    NC          27613            SFD          6.875          6.500      $2,154.73
8756618         SCOTTSDALE                 AZ          85255            SFD          6.875          6.500      $3,251.80
8757576         SILVER SPRING              MD          20905            SFD          6.875          6.500      $3,584.20
8773823         MILL CREEK                 WA          98012            SFD          6.750          6.483      $2,107.94
8776085         SAN DIEGO                  CA          92128            SFD          6.875          6.500      $2,125.94
8792521         LAS VEGAS                  NV          89141            SFD          7.250          6.500      $2,723.93
8800178         SIOUX FALLS                SD          57108            SFD          7.250          6.500      $2,728.71
8803630         COLTS NECK                 NJ          07722            SFD          6.875          6.500      $4,263.47
8805029         SAN DIEGO                  CA          92130            SFD          6.875          6.500      $2,627.72
8808425         CASTAIC                    CA          91384            SFD          6.750          6.483      $2,128.70
8816691         FOLSOM                     CA          95630            SFD          6.875          6.500      $2,244.90
8816926         SAN DIEGO                  CA          92130            SFD          6.750          6.483      $3,729.44
8817123         SEATTLE                    WA          98117            SFD          6.875          6.500      $2,233.56
8830040         OAK PARK                   CA          91377            SFD          6.875          6.500      $3,284.64
8835323         SANTA CLARITA              CA          91321            SFD          6.750          6.483      $2,146.15
8843116         FORT WAYNE                 IN          46825            SFD          6.875          6.500      $2,059.47
8847136         LEESBURG                   VA          20175            SFD          6.750          6.483      $2,510.07
8847448         NORTHRIDGE                 CA          91326            SFD          6.625          6.358      $4,216.45
8857771         CUMMING                    IA          50061            SFD          7.500          6.500      $3,593.96
8860162         ROCKVILLE                  MD          20852            SFD          6.625          6.358      $2,019.54
8861398         STEVENSON RANCH            CA          91381            SFD          6.750          6.483      $2,113.39
8864412         THE WOODLANDS              TX          77382            SFD          6.625          6.358      $2,356.34
8865892         HOLMDEL                    NJ          07733            SFD          6.875          6.500      $3,410.12
8871080         PRIOR LAKE                 MN          55372            SFD          6.875          6.500      $2,306.75
8871723         PRIOR LAKE                 MN          55372            SFD          6.875          6.500      $2,372.44
8873117         COLORADO SPRINGS           CO          80906            SFD          7.125          6.500      $2,493.01
8877223         NEW FAIRFIELD              CT          06812            SFD          7.125          6.500      $2,980.85
8881335         KIRKLAND                   WA          98034            SFD          6.750          6.483      $2,312.90
8886867         MILFORD                    MI          48381            SFD          7.375          6.500      $2,652.19
8887087         MORRISTOWN                 NJ          07960            SFD          6.875          6.500      $2,378.08
8900117         PHOENIX                    AZ          85028            SFD          6.750          6.483      $4,592.07
8901374         HENDERSON                  NV          89052            SFD          6.750          6.483      $2,578.18
8902670         COLORADO SPRINGS           CO          80917            SFD          6.625          6.358      $2,081.01
8902752         ROCKVILLE                  MD          20850            SFD          6.750          6.483      $2,804.23
8915411         ARCADIA                    CA          91007            SFD          7.125          6.500      $2,632.56
8916446         PHILADELPHIA               PA          19130            SFD          7.375          6.500      $2,210.16
8926094         WASHOUGAL                  WA          98671            SFD          6.750          6.483      $2,179.29
8928591         MARSHALLTOWN               IA          50158            SFD          6.875          6.500      $2,575.16
8931656         DOVER                      NH          03820            SFD          7.250          6.500      $2,302.35
8934071         MISSION HILLS              KS          66208            SFD          6.875          6.500      $2,167.87
9190970         SAN JOSE                   CA          95128            SFD          7.375          6.500      $3,369.81
9199829         HAYWARD                    CA          94545            SFD          7.000          6.500      $2,272.68
9231340         MODESTO                    CA          95356            SFD          7.000          6.500      $2,433.02
9269169         NEW YORK                   NY          10009            LCO          7.250          6.500      $2,925.52
9291295         REDWOOD CITY               CA          94065            LCO          6.750          6.483      $2,782.49
9296989         PALO ALTO                  CA          94301            SFD          7.000          6.500      $6,054.26
9303488         SAN FRANCICO               CA          94121            SFD          7.125          6.500      $4,008.63
9309378         CAPITOLA                   CA          95010            SFD          6.875          6.500      $2,844.51
9326190         ALAMEDA                    CA          94501            SFD          6.875          6.500      $2,693.41
9334136         SAN MATEO                  CA          94402            SFD          7.125          6.500      $4,055.79
9336468         LOS GATOS                  CA          95032            SFD          6.750          6.483      $5,817.93
9336523         APTOS                      CA          95003            SFD          6.875          6.500      $4,173.47
9338182         CUPERTINO                  CA          95014            SFD          7.125          6.500      $2,789.20
9339991         NANTUCKET                  MA          02554            SFD          7.750          6.500      $5,820.85
9340018         BEVERLY HILLS              CA          90210            SFD          7.250          6.500      $6,821.76
9340040         APTOS                      CA          95003            SFD          7.125          6.500      $3,112.58
9340043         MORGAN HILL                CA          95037            SFD          6.750          6.483      $2,464.68
9341922         FRESNO                     CA          93711            SFD          6.750          6.483      $5,539.03
9344308         MONTE SERENO               CA          95030            SFD          6.750          6.483      $3,560.16
9344932         DANVILLE                   CA          94506            SFD          7.000          6.500      $5,043.00
9345631         NEW HYDE PARK              NY          11040            SFD          7.000          6.500      $2,242.07
9346230         ALBANY                     CA          94706            SFD          7.375          6.500      $2,935.37
9346363         SAN FRANCISCO              CA          94116            SFD          6.750          6.483      $2,594.40
9346412         HAYWARD                    CA          94542            SFD          6.750          6.483      $3,223.54
9346428         VACAVILLE                  CA          95688            SFD          6.625          6.358      $2,177.06
9346444         SUNNYVALE                  CA          94087            SFD          7.000          6.500      $2,494.89
9347030         LAFAYETTE                  CA          94549            SFD          6.750          6.483      $4,215.89
9347650         LITTLETON                  CO          80127            SFD          6.625          6.358      $4,162.03
9350809         ESCONDIDO                  CA          92025            SFD          6.875          6.500      $3,599.97
9351659         GRANITE BAY                CA          95746            SFD          6.875          6.500      $5,091.20
9352067         FREMONT                    CA          94539            SFD          7.000          6.500      $3,160.19
9353238         SAN JOSE                   CA          95138            SFD          6.750          6.483      $3,126.25
9354163         SAN JOSE                   CA          95121            SFD          7.000          6.500      $3,299.90
9355492         LAFAYETTE                  CA          94549            SFD          6.750          6.483      $3,800.79
9355888         SARATOGA                   CA          95070            SFD          7.000          6.500      $3,033.78
9355989         GREENBRAE                  CA          94904            SFD          6.875          6.500      $2,299.25
9356727         ORINDA                     CA          94563            SFD          7.000          6.500      $2,684.50
9356932         SAN JOSE                   CA          95125            SFD          6.875          6.500      $3,373.33
9357129         BERKELEY                   CA          94707            SFD          6.750          6.483      $3,437.57
9358387         PLACERVILLE                CA          95667            SFD          6.875          6.500      $3,202.53
9358777         SAN JOSE                   CA          95138            SFD          6.750          6.483      $3,697.01
9359144         SAN JOSE                   CA          95138            LCO          7.375          6.500      $2,624.57
9359629         SAN MATEO                  CA          94401            LCO          6.875          6.500      $2,345.24
9359966         LOS ANGELES                CA          90069            SFD          6.750          6.483      $6,485.98
9362678         STEVENSVILLE               MT          59870            SFD          7.250          6.500      $2,271.65
9362927         MOUNTAIN VIEW              CA          94043            SFD          6.875          6.500      $2,667.14
9362960         SAN CARLOS                 CA          94070            SFD          7.000          6.500      $4,324.47
9401958         WELLESLEY                  MA          02481            SFD          6.875          6.500      $2,299.25
9402278         ISSAQUAH                   WA          98027            SFD          7.000          6.500      $2,661.21
9402355         CORONADO                   CA          92118            SFD          7.125          6.500      $3,018.26
9403148         FREMONT                    CA          94536            SFD          7.000          6.500      $2,062.44
9407105         LOS ALTOS                  CA          94024            SFD          7.000          6.500      $4,324.47
9409536         PLEASANTON                 CA          94588            SFD          6.750          6.483      $2,166.32
9409610         SANTA ANA                  CA          92706            SFD          7.000          6.500      $3,403.69
9410693         SARATOGA                   CA          95070            SFD          6.875          6.500      $2,877.35
9410728         SANTA ROSA                 CA          95404            SFD          6.625          6.358      $3,028.67
9411187         SAN RAMON                  CA          94583            SFD          6.875          6.500      $3,050.38
9411505         COLBERT                    WA          99005            SFD          7.000          6.500      $2,607.99
9412084         RENO                       NV          89511            SFD          7.000          6.500      $2,817.23
9412894         REDLANDS                   CA          92373            SFD          6.875          6.500      $2,660.56
9413022         EL SOBRANTE                CA          94803            SFD          6.875          6.500      $2,517.36
9413042         OAKLAND                    CA          94602            SFD          7.000          6.500      $2,514.85
9413054         PIEDMONT                   CA          94610            SFD          6.875          6.500      $3,941.58
9413213         PETALUMA                   CA          94954            SFD          7.000          6.500      $2,328.56
9413241         FREMONT                    CA          94539            SFD          7.125          6.500      $4,716.03
9413298         SAN FRANCISCO              CA          94131            SFD          6.875          6.500      $2,522.61
9413425         SAN JOSE                   CA          95127            SFD          7.375          6.500      $2,679.82
9413611         PLEASANTON                 CA          94588            SFD          7.125          6.500      $2,748.78
9413857         IRVINE                     CA          92618            SFD          6.750          6.483      $3,165.16
9414072         HOUSTON                    TX          77077            SFD          7.000          6.500      $3,031.79
9414157         ROSEMEAD                   CA          91770            SFD          7.000          6.500      $2,395.09
9414299         BRADENTON                  FL          34202            SFD          7.500          6.500      $2,807.35
9414645         LOS GATOS                  CA          95032            SFD          7.500          6.500      $3,719.83
9414680         SANTA CRUZ                 CA          95062            SFD          6.875          6.500      $3,058.01
9415180         MILL VALLEY                CA          94941            SFD          7.000          6.500      $3,033.78
9415328         SAN JOSE                   CA          95148            SFD          7.000          6.500      $2,877.44
9415381         LOS ANGELES                CA          90210            SFD          7.000          6.500      $2,661.21
9415596         MORGAN HILL                CA          95037            SFD          7.250          6.500      $2,592.27
9415858         ALAMEDA                    CA          94501            SFD          7.000          6.500      $2,661.21
9415962         ATLANTA                    GA          30339            SFD          6.875          6.500      $2,489.76
9416795         DUXBURY                    MA          02332            SFD          7.750          6.500      $4,322.12
9416845         SAN FRANCISCO              CA          94122            MF2          6.875          6.500      $4,270.04
9416906         SAN FRANCISCO              CA          94108            LCO          7.000          6.500      $3,692.43
9416963         BRENTWOOD                  CA          94513            SFD          7.125          6.500      $3,516.81
9417007         CRESTED BUTTE              CO          81225            SFD          6.750          6.483      $3,567.29
9417022         ALISO VIEJO                CA          92656            SFD          6.875          6.500      $3,126.98
9417044         SAUSALITO                  CA          94965            SFD          7.000          6.500      $3,007.17
9417081         CASTLE ROCK                CO          80104            SFD          6.750          6.483      $4,118.60
9417102         OLYMPIC VALLEY             CA          96146            SFD          7.125          6.500      $3,301.22
9417129         ROSS                       CA          94957            SFD          6.750          6.483      $2,918.70
9417168         SAN ANSELMO                CA          94960            SFD          6.875          6.500      $2,821.51
9417218         WALNUT CREEK               CA          94596            SFD          6.750          6.483      $2,594.40
9417570         PALOS VERDES PEN           CA          90274            SFD          6.875          6.500      $3,186.10
9417662         SAN LUIS OBISPO            CA          93401            SFD          7.000          6.500      $2,142.28
9417697         SAN CARLOS                 CA          94070            SFD          7.000          6.500      $3,459.58
9417770         BEVERLY                    MA          01915            SFD          7.125          6.500      $2,223.28
9418047         SAN FRANCISCO              CA          94118            SFD          6.750          6.483      $6,485.98
9418142         SEWICKLEY                  PA          15143            SFD          6.625          6.358      $2,791.76
9418231         WINNETKA                   IL          60093            SFD          6.750          6.483      $3,489.46
9418240         POWAY                      CA          92064            SFD          7.000          6.500      $2,395.09
9418282         MARCO ISLAND               FL          34145            SFD          6.875          6.500      $2,181.01
9418350         SUNNYVALE                  CA          94087            SFD          6.750          6.483      $3,745.66
9418369         CORONA                     CA          92882            SFD          7.250          6.500      $2,414.91
9418455         SAN CLEMENTE               CA          92673            SFD          7.250          6.500      $4,434.15
9418495         MONTEREY                   CA          93940            LCO          7.000          6.500      $2,513.18
9418603         MEQUON                     WI          53092            SFD          6.625          6.358      $5,008.52
9418681         BROOMFIELD                 CO          80020            SFD          6.625          6.358      $4,162.03
9418702         NAPA                       CA          94558            SFD          6.875          6.500      $3,586.84
9418913         TUSTIN                     CA          92782            SFD          7.000          6.500      $4,011.78
9419030         BEND                       OR          97701            SFD          6.750          6.483      $3,405.14
9419085         RANCHO CUCAMONGA           CA          91737            SFD          7.000          6.500      $3,196.78
9419121         HIGHLAND PARK              IL          60035            SFD          6.750          6.483      $3,852.68
9419198         HIGHLAND PARK              IL          60035            SFD          6.750          6.483      $5,253.65
9419239         EAST LANSING               MI          48823            SFD          7.000          6.500      $2,262.03
9419328         WELLESLEY                  MA          02481            SFD          7.000          6.500      $2,607.99
9419367         LAGUNA BEACH               CA          92651            SFD          6.875          6.500      $2,529.18
9419368         LAGUNA BEACH               CA          92651            SFD          6.750          6.483      $3,196.29
9419377         SANTA YNEZ AREA            CA          93460            SFD          6.625          6.358      $4,514.20
9419420         PLEASANTON                 CA          94588            SFD          7.000          6.500      $2,381.79
9419466         RICHMOND                   CA          94801            SFD          6.750          6.483      $3,301.37
9419597         WALNUT CREEK               CA          94596            SFD          6.750          6.483      $2,153.35
9419700         STEVENSON RANCH A          CA          91381            SFD          6.875          6.500      $2,624.43
9419746         FOLSOM                     CA          95630            SFD          7.125          6.500      $2,856.57
9419750         CHEVY CHASE                MD          20815            SFD          7.000          6.500      $5,543.97
9419801         ARMONK                     NY          10504            SFD          6.875          6.500      $3,284.65
9419802         SAN JUAN BAUTISTA          CA          95045            SFD          7.125          6.500      $3,233.85
9419880         SULLIVANS ISLAND           SC          29482            SFD          6.750          6.483      $2,983.56
9419915         SANTA CRUZ                 CA          95060            SFD          6.750          6.483      $2,776.00
9419956         SAN JOSE                   CA          95135            SFD          6.750          6.483      $2,724.12
9419979         SUNNYVALE                  CA          94087            SFD          7.375          6.500      $2,762.70
9420002         IRVINE                     CA          92612            SFD          6.875          6.500      $2,259.84
9420036         HOLLISTER                  CA          95023            SFD          6.875          6.500      $2,121.88
9420094         CLAYTON                    CA          94517            SFD          6.750          6.483      $2,863.56
9420096         SAN FRANCISCO              CA          94112            SFD          7.000          6.500      $2,248.73
9420109         LAS VEGAS                  NV          89148            SFD          6.875          6.500      $2,378.09
9420188         DANVILLE                   CA          94506            SFD          6.875          6.500      $2,102.18
9420214         CERRITOS                   CA          90703            SFD          6.875          6.500      $2,690.78
9420246         OAKLAND                    CA          94705            SFD          6.875          6.500      $4,381.72
9420273         MISSION VIEJO              CA          92692            SFD          6.875          6.500      $3,284.64
9420312         SARATOGA                   CA          95070            SFD          7.375          6.500      $6,851.50
9420331         SAN FRANCISCO              CA          94114            LCO          7.000          6.500      $2,476.53
9420338         SAN FRANCISCO              CA          94107            MF2          6.875          6.500      $4,008.91
9420350         SAN RAMON                  CA          94583            SFD          6.875          6.500      $2,660.57
9420369         ESCONDIDO                  CA          92029            SFD          7.000          6.500      $2,661.21
9420384         SIMI VALLEY                CA          93065            SFD          6.875          6.500      $2,220.42
9420449         PLEASANTON                 CA          94566            SFD          6.750          6.483      $3,547.84
9420469         LOS ANGELES                CA          90024            LCO          7.000          6.500      $6,519.97
9420528         SAN JOSE                   CA          95120            SFD          6.875          6.500      $3,251.80
9420619         CORONADO                   CA          92118            SFD          6.875          6.500      $3,836.47
9420654         SAN FRANCISCO              CA          94131            LCO          7.000          6.500      $3,304.89
9420727         DULUTH                     GA          30097            SFD          6.750          6.483      $2,458.19
9420847         SAN LUIS OBISPO            CA          93401            SFD          7.250          6.500      $2,711.65
9421298         MILLBRAE                   CA          94030            SFD          7.250          6.500      $3,192.59
9421324         SAN FRANCISCO              CA          94127            SFD          6.875          6.500      $3,350.34
9421408         DISCOVERY BAY              CA          94514            SFD          6.750          6.483      $2,983.56
9421424         SAN RAFAEL                 CA          94901            SFD          6.750          6.483      $3,242.99
9421440         COLORADO SPRINGS           CO          80906            SFD          6.875          6.500      $3,826.61
9421453         SAN DIEGO                  CA          92106            SFD          7.000          6.500      $2,874.11
9421476         SAN JOSE                   CA          95135            SFD          6.875          6.500      $2,791.95
9421641         GREEN                      NJ          07821            SFD          6.625          6.358      $2,157.85
9421677         PALOS PARK                 IL          60464            SFD          6.875          6.500      $3,678.81
9421688         FORT MYERS                 FL          33908            SFD          6.750          6.483      $4,215.89
9421714         LITTLETON                  CO          80123            SFD          6.875          6.500      $2,501.26
9422238         HUNTINGTON BEACH           CA          92649            SFD          7.250          6.500      $4,180.38
9422320         DANVILLE                   CA          94526            SFD          6.750          6.483      $2,970.58
9422769         ALAMEDA                    CA          94502            SFD          6.750          6.483      $2,373.87
9423134         EL DORADO HILLS            CA          95762            SFD          7.125          6.500      $6,231.90
9423369         LOS GATOS                  CA          95033            SFD          7.000          6.500      $4,657.12
9423462         PIEDMONT                   CA          94611            SFD          7.125          6.500      $3,368.60
9423466         SANTA BARBARA              CA          93110            SFD          7.000          6.500      $2,919.02
9423586         SAN JOSE                   CA          95132            SFD          6.500          6.233      $3,160.34
9423594         EL CAJON                   CA          92020            SFD          6.500          6.233      $2,078.24
9423699         SAN JOSE                   CA          95121            SFD          6.875          6.500      $2,861.59
9424177         SELAH                      WA          98942            SFD          7.375          6.500      $3,315.24
9424223         SAN JOSE                   CA          95136            SFD          7.375          6.500      $2,210.16
9424720         SACRAMENTO                 CA          95816            SFD          6.875          6.500      $2,627.72
9424793         CHICAGO                    IL          60615            SFD          6.750          6.483      $2,386.85
9424867         SOUTH LAKE TAHOE           CA          96150            SFD          7.125          6.500      $2,526.45
9425412         ATLANTA                    GA          30327            SFD          7.125          6.500      $2,762.25
9425606         RANCHO CUCAMONGA           CA          91729            SFD          7.000          6.500      $2,262.03
9425955         PLEASANTON                 CA          94588            SFD          7.000          6.500      $3,144.56
9426259         SAN ANSELMO                CA          94960            SFD          6.875          6.500      $3,613.11
9426500         HERCULES                   CA          94547            SFD          6.750          6.483      $2,192.27
9426559         MARSHALL                   CA          94940            SFD          7.000          6.500      $2,661.21
9426579         SAN JOSE                   CA          95148            SFD          6.875          6.500      $2,003.64
9426608         LIVERMORE                  CA          94550            SFD          7.625          6.500      $2,371.11
9426651         WESTERN SPRINGS            IL          60558            SFD          6.375          6.108      $2,869.81
9426822         PLEASANTON                 CA          94588            SFD          7.000          6.500      $3,826.82
9426984         MIAMI                      FL          33137            SFD          6.750          6.483      $4,215.89
9427033         UNION CITY                 CA          94587            SFD          6.875          6.500      $2,102.18
9427470         COSTA MESA                 CA          92627            SFD          7.250          6.500      $2,673.31
9427746         LOS ANGELES                CA          90024            SFD          6.875          6.500      $3,310.93
9428063         SAN DIEGO                  CA          92109            SFD          7.375          6.500      $2,693.64
9428272         SAN JOSE                   CA          95123            SFD          7.375          6.500      $2,722.99
9428606         SAN JOSE                   CA          95132            SFD          6.875          6.500      $2,345.24
9429691         VACAVILLE                  CA          95688            SFD          6.875          6.500      $2,231.92
9429801         LA JOLLA                   CA          92037            SFD          6.875          6.500      $3,448.88
9430397         SANTA CLARA                CA          95050            SFD          7.125          6.500      $2,317.60
9430464         SAN FRANCISCO              CA          94123            MF2          7.000          6.500      $6,380.25
9430546         SAN JOSE                   CA          95118            SFD          7.000          6.500      $2,900.72
9430725         RICHMOND                   CA          94801            SFD          7.000          6.500      $2,123.65
9430957         FT MYERS BCH               FL          33931            SFD          7.250          6.500      $3,410.89
9431219         LAFAYETTE                  CA          94549            SFD          6.750          6.483      $2,918.70
9431628         SHERMAN OAKS(AREA          CA          91423            SFD          6.750          6.483      $3,159.32
9431676         SOUTH SAN FRANCIS          CA          94080            SFD          7.000          6.500      $3,991.82
9432370         WALNUT CREEK               CA          94598            MF2          6.875          6.500      $2,857.64
9432588         CALABASAS                  CA          91302            SFD          6.750          6.483      $2,270.10
9432824         PACIFICA                   CA          94044            SFD          6.875          6.500      $3,074.43
9432956         LOS ANGELES                CA          90272            SFD          6.625          6.358      $2,680.35
9433190         THOUSAND OAKS              CA          91360            SFD          6.875          6.500      $3,613.11
9433655         SAN FRANCISCO              CA          94127            SFD          6.625          6.358      $4,162.03
9433674         DANVILLE                   CA          94526            SFD          6.750          6.483      $2,270.10
9434163         BAKERSFIELD,               CA          93309            SFD          7.125          6.500      $4,257.90
9434225         SAN DIEGO                  CA          92131            SFD          7.000          6.500      $3,095.65
9434512         LOS ANGELES                CA          90049            SFD          6.625          6.358      $2,881.40
9434764         DANVILLE                   CA          94526            SFD          7.000          6.500      $2,024.52
9434838         DIX HILLS                  NY          11746            SFD          7.500          6.500      $3,429.65
9434919         ORANGE                     CA          92867            SFD          6.625          6.358      $3,012.67
9435097         MARTINEZ                   CA          94553            SFD          6.875          6.500      $4,270.04
9435532         MISSION VIEJO              CA          92692            SFD          6.625          6.358      $2,977.45
9435676         LIVERMORE                  CA          94550            SFD          7.000          6.500      $3,333.17
9435883         PALOS VERDES ESTA          CA          90274            SFD          6.625          6.358      $2,862.19
9435919         BRONXVILLE                 NY          10708            SFD          6.875          6.500      $2,312.39
9436024         RED BANK                   NJ          07701            SFD          6.750          6.483      $2,043.09
9436030         MEADOW VISTA               CA          95722            SFD          6.875          6.500      $3,015.31
9436284         VENTURA                    CA          93001            SFD          6.875          6.500      $3,284.65
9436706         HUNTINGTON BEACH           CA          92649            SFD          6.750          6.483      $3,973.96
9436709         ANAHEIM HILLS              CA          92808            SFD          6.625          6.358      $3,780.08
9436710         SIMI VALLEY                CA          93065            SFD          6.750          6.483      $2,468.89
9436849         LOS ALTOS                  CA          94022            SFD          6.875          6.500      $4,270.04
9436996         ENCINITAS                  CA          92024            SFD          6.500          6.233      $2,812.71
9437162         OAKLAND                    CA          94611            SFD          7.000          6.500      $2,403.41
9437220         ORLANDO                    FL          32827            SFD          6.500          6.233      $3,449.20
9437311         HEALDSBURG                 CA          95448            SFD          6.625          6.358      $4,162.03
9437539         SAN FRANCISCO              CA          94122            SFD          6.875          6.500      $3,284.65
9437577         TORRANCE                   CA          90503            SFD          6.875          6.500      $2,049.62
9437595         KENSINGTON                 CA          94707            SFD          6.875          6.500      $3,189.72
9437650         GRANITE BAY                CA          95746            SFD          6.750          6.483      $2,772.76
9437775         WATSONVILLE                CA          95076            SFD          6.875          6.500      $2,552.17
9438160         ALAMO                      CA          94507            SFD          6.875          6.500      $2,667.14
9439347         SAN JOSE                   CA          95116            SFD          7.375          6.500      $2,486.43
9439529         DANVILLE                   CA          94526            SFD          6.875          6.500      $2,956.18
9439568         PALO ALTO                  CA          94303            SFD          6.750          6.483      $3,502.43
9439682         MONTVALE                   NJ          07645            SFD          6.500          6.233      $3,160.34
9440338         CARMICHAEL                 CA          95608            SFD          6.750          6.483      $3,872.13
9440426         ARVADA                     CO          80007            SFD          6.625          6.358      $2,891.00
9440897         TIBURON                    CA          94920            SFD          7.125          6.500      $5,598.60
9440940         PLEASANTON                 CA          94566            SFD          7.000          6.500      $2,661.21
9440997         REDWOOD CITY               CA          94065            SFD          7.125          6.500      $3,772.83
9441079         SANTA CLARITA              CA          91351            SFD          6.875          6.500      $2,798.52
9441331         SANTA ROSA                 CA          95405            SFD          7.500          6.500      $2,796.86
9441771         SAN RAFAEL                 CA          94901            SFD          7.000          6.500      $3,193.46
9442053         LOS ANGELES                CA          90049            SFD          7.000          6.500      $5,907.89
9442974         PALO ALTO                  CA          94304            SFD          6.750          6.483      $3,988.88
9443397         SAN JOSE                   CA          95120            SFD          7.250          6.500      $3,956.63
9443749         BELMONT                    CA          94002            SFD          6.500          6.233      $3,147.70
9443914         CARLSBAD                   CA          92009            SFD          6.750          6.483      $2,399.82
9444073         ORINDA                     CA          94563            SFD          6.750          6.483      $4,864.49
9445460         PIEDMONT                   CA          94611            SFD          6.750          6.483      $3,019.88
9446036         GRESHAM                    OR          97080            SFD          7.250          6.500      $6,139.59
9446130         SAN JOSE                   CA          95139            SFD          6.750          6.483      $2,165.67
9446219         LAGUNA NIGUEL              CA          92677            SFD          7.750          6.500      $3,925.94
9446937         SAN JOSE                   CA          95138            SFD          6.750          6.483      $4,215.89
9446964         WESTLAKE VILLAGE           CA          91361            SFD          6.750          6.483      $3,502.43
9447188         WESTFIELD                  NJ          07090            SFD          6.750          6.483      $2,801.94
9447433         LAS VEGAS                  NV          89144            SFD          7.250          6.500      $4,533.06
9447545         EDINA                      MN          55436            SFD          6.875          6.500      $2,075.90
9447598         BOULDER                    CO          80302            SFD          6.875          6.500      $3,245.23
9447692         LOS ANGELES                CA          90056            SFD          7.250          6.500      $4,441.91
9447809         MILLBURN TOWNSHIP          NJ          07078            SFD          6.750          6.483      $2,951.12
9448034         WARREN                     NJ          07059            SFD          6.500          6.233      $3,255.15
9448541         OAKDALE                    CA          95361            SFD          7.000          6.500      $2,208.80
9448991         WESTLAKE VILLAGE           CA          91361            SFD          6.875          6.500      $2,772.24
9449007         SAMMAMMISH                 WA          98075            SFD          6.875          6.500      $4,848.13
9449494         FORT COLLINS               CO          80526            SFD          6.875          6.500      $2,095.60
9449581         HIGHLAND PARK              IL          60035            SFD          6.875          6.500      $3,534.28
9449760         SAN FRANCISCO              CA          94114            SFD          6.875          6.500      $2,719.69
9449850         CORTE MADERA               CA          94925            SFD          6.750          6.483      $3,178.13
9450191         KILDEER                    IL          60047            SFD          6.750          6.483      $4,183.46
9450253         CHESTERFIELD               MO          63017            SFD          6.875          6.500      $2,754.50
9450363         BETHESDA                   MD          20817            SFD          6.625          6.358      $2,753.34
9450785         IRVINE                     CA          92602            SFD          6.750          6.483      $2,626.82
9450851         ENCINITAS                  CA          92024            SFD          6.875          6.500      $2,345.24
9450900         LONGMONT                   CO          80504            SFD          6.750          6.483      $2,263.61
9451026         BELLEVUE                   WA          98004            LCO          6.625          6.358      $2,657.29
9451100         IRVINE                     CA          92618            SFD          6.875          6.500      $2,562.02
9451128         LAGUNA NIGUEL              CA          92677            SFD          6.500          6.233      $2,528.27
9451168         ASHBURN                    VA          20147            SFD          6.750          6.483      $2,334.95
9451183         PALOS VERDES               CA          90274            SFD          6.875          6.500      $6,569.29
9451191         ATASCADERO                 CA          93422            SFD          6.750          6.483      $2,656.01
9451232         THOUSAND OAKS              CA          91360            SFD          7.000          6.500      $2,620.63
9451487         BARRINGTON                 IL          60010            SFD          6.750          6.483      $2,558.72
9451508         BENBROOK                   TX          76126            SFD          6.500          6.233      $2,566.20
9451906         CLIFTON                    VA          20124            SFD          6.875          6.500      $2,075.90
9452161         VENISE                     FL          34292            SFD          6.625          6.358      $4,182.99
9452226         OMAHA                      NE          68114            SFD          7.250          6.500      $2,660.49
9452282         EDEN PRAIRIE               MN          55347            SFD          6.750          6.483      $2,185.78
9452750         CARLSBAD                   CA          92009            SFD          6.875          6.500      $3,399.61
9453004         WATSONVILLE                CA          95076            SFD          6.750          6.483      $2,464.67
9453437         ROSEVILLE                  CA          95661            SFD          6.750          6.483      $2,750.06
9454478         NORTHVILLE                 MI          48167            SFD          6.875          6.500      $4,099.24
9454718         MILLERTON                  NY          12546            SFD          6.875          6.500      $2,627.72
9455598         LONG LAKE                  MN          55356            SFD          6.750          6.483      $4,702.34
9455619         AUSTIN                     TX          78730            SFD          6.500          6.233      $2,211.61
9455715         WADSWORTH                  IL          60083            SFD          6.875          6.500      $6,175.13
9455802         IVYLAND                    PA          18974            SFD          6.875          6.500      $2,956.18
9456047         DEER PARK                  IL          60010            SFD          6.875          6.500      $2,332.10
9456720         SPRINGFIELD                VA          22153            SFD          6.875          6.500      $2,438.85
9457216         HIGHLANDS RANCH            CO          80126            SFD          6.875          6.500      $3,416.03
9458422         MONTROSE                   CO          81401            SFD          6.750          6.483      $2,788.97
9458573         SKILLMAN                   NJ          08558            SFD          6.875          6.500      $4,606.88
9458665         LAFAYETTE                  CO          80026            SFD          6.750          6.483      $3,097.06
9458835         AVALON                     NJ          08202            SFD          6.875          6.500      $2,303.44
9458847         FARHILLS                   NJ          07931            SFD          6.625          6.358      $4,866.36
9459376         PITTSTOWN                  NJ          08867            SFD          6.625          6.358      $2,945.43
9459614         AVALON                     NJ          08202            SFD          7.000          6.500      $2,295.29
9459716         CHEVY CHASE                MD          20815            SFD          6.875          6.500      $2,093.96
9459779         GREEN BAY                  WI          54311            SFD          6.875          6.500      $3,898.87
9459840         EDEN PRAIRIE               MN          55346            SFD          6.750          6.483      $3,230.02
9459903         SCOTTSDALE                 AZ          85255            SFD          6.875          6.500      $2,368.23
9460033         VICTORIA                   MN          55386            SFD          6.625          6.358      $2,753.34
9460149         COLORADO SPRINGS           CO          80906            SFD          6.875          6.500      $3,613.11
9460529         DAKOTA DUNES               SD          57049            SFD          6.750          6.483      $2,249.01
9460955         LA PLATA                   MD          20646            SFD          6.500          6.233      $2,174.31
9460977         KIHEI                      HI          96753            SFD          7.000          6.500      $5,741.56
9461142         MEREDITH                   NH          03253            LCO          7.000          6.500      $2,275.33
9461219         GROSSE POINTE FAR          MI          48236            SFD          6.875          6.500      $3,370.70
9461872         GREENBANK                  WA          98253            SFD          6.750          6.483      $4,001.85
9462308         HAILEY                     ID          83333            SFD          6.500          6.233      $3,703.92
9462361         BELLEVUE                   WA          98006            SFD          6.750          6.483      $4,501.27
9462873         WESTON                     MA          02493            SFD          6.750          6.483      $4,215.89
9462960         LONGPORT                   NJ          08403            SFD          6.875          6.500      $6,562.72
9463081         RALEIGH                    NC          27614            SFD          6.750          6.483      $4,540.19
9463115         FULTON                     MD          20759            SFD          6.875          6.500      $2,936.47
9463337         LOWER MERION TWP.          PA          19035            SFD          6.750          6.483      $4,762.90
9463379         GERMANTOWN                 MD          20874            SFD          6.875          6.500      $2,200.71
9463458         AVALON                     NJ          08202            LCO          6.875          6.500      $3,317.49
9463987         FRANKLIN                   TN          37069            SFD          7.000          6.500      $2,906.04
9464187         FAIRFAX                    VA          22033            SFD          6.500          6.233      $4,759.47
9464390         DRAPER                     UT          84020            SFD          6.750          6.483      $2,675.47
9464624         WOODRIDGE                  IL          60517            SFD          6.750          6.483      $2,020.38
9464955         HINSDALE                   IL          60521            SFD          6.875          6.500      $2,734.34
9465715         NORTH SALEM                NY          10560            SFD          6.875          6.500      $1,083.18
9465898         FLOSSMOOR                  IL          60422            SFD          7.500          6.500      $3,076.54
9466085         MONUMENT                   CO          80132            SFD          6.750          6.483      $3,076.30
9879083         BOISE                      ID          83703            SFD          7.000          6.500      $2,341.87
9899120         PASADENA                   CA          91105            SFD          6.250          5.983      $4,002.17
9902334         CAVE CREEK                 AZ          85331            SFD          7.000          6.500      $2,416.02
9904755         PROSPECT                   KY          40059            SFD          6.750          6.483      $2,973.02
9910841         ATLANTA                    GA          30319            SFD          6.750          6.483      $2,594.39
9912833         FAIRFAX STATION            VA          22039            SFD          7.125          6.500      $4,042.32
9922312         ISLAMORADA                 FL          33036            SFD          7.375          6.500      $2,590.04
9923549         MILL CREEK                 WA          98012            SFD          7.000          6.500      $3,087.01
9925374         WASHINGTON                 DC          20007            LCO          6.625          6.358      $2,548.44
9925831         ORLANDO                    FL          32819            SFD          6.875          6.500      $2,539.03
9927672         FORT WASHINGTON            MD          20744            SFD          7.125          6.500      $2,721.83
9947644         MALIBU                     CA          90265            SFD          7.000          6.500      $4,241.31
9954996         SEATTLE                    WA          98144            SFD          7.250          6.500      $2,803.74
9956458         SANTA ANA HEIGHTS          CA          92707            SFD          6.750          6.483      $2,283.07
9956510         LAKE FOREST                CA          92630            SFD          6.750          6.483      $2,179.29
9956522         SAN CLEMENTE               CA          92673            SFD          6.875          6.500      $2,854.36
9957407         SACRAMENTO                 CA          95822            SFD          7.000          6.500      $2,448.31
9957491         SEATLLE                    WA          98119            SFD          7.875          6.500      $2,494.24
9958966         LAS VEGAS                  NV          89128            PUD          7.250          6.500      $2,524.05
9959132         RYE BROOK                  NY          10573            SFD          7.000          6.500      $3,717.38




COUNT:                                  1036
WAC:                             6.887241484
WAM:                              356.783478
WALTV:                           65.65662785


[TABLE CONTINUED]


(i)             (vii)      (viii)        (ix)             (x)       (xi)         (xii)        (xiii)          (xv)        (xvi)
-----------------------------------------------------------------------------------------------------------------------------------
                                         CUT-OFF
MORTGAGE         ORIGINAL  SCHEDULED     DATE                                     MORTGAGE                    MASTER       FIXED
LOAN             TERM TO   MATURITY      PRINCIPAL                                INSURANCE   SERVICE         SERVICE      RETAINED
NUMBER           MATURITY  DATE          BALANCE           LTV       SUBSIDY         CODE     FEE             FEE          YIELD
-----------------------------------------------------------------------------------------------------------------------------------
2983524          360       1-Oct-31        $710,707.63     50.22                              0.250           0.017        0.108
3602976          360       1-Oct-31        $335,436.70     79.67                              0.250           0.017        0.108
3610471          360       1-Nov-31        $319,246.59     80.00                              0.250           0.017        0.483
3640555          240       1-Oct-21        $335,001.40     75.00                              0.250           0.017        0.608
3806579          360       1-Nov-31        $349,090.88     58.33                              0.250           0.017        0.000
3837291          360       1-Oct-31        $526,295.97     80.00                              0.250           0.017        0.358
3848977          360       1-Dec-31        $329,483.58     89.19                      06      0.250           0.017        0.483
3890091          360       1-Dec-31        $374,368.11     55.56                              0.250           0.017        0.108
3891752          360       1-Dec-31        $386,363.71     90.00                      24      0.250           0.017        0.233
4080693          360       1-Nov-31        $511,667.48     68.22                              0.250           0.017        0.000
4233070          360       1-Jan-32        $343,542.59     80.00                              0.250           0.017        0.358
4244274          360       1-Nov-31         $67,843.82     82.93                      06      0.250           0.017        0.608
4255265          360       1-Jun-31        $536,641.22     80.00                              0.250           0.017        0.608
4255652          360       1-Oct-31        $417,306.99     90.00                      11      0.250           0.017        0.983
4277189          360       1-Jan-32        $382,154.21     75.00                              0.250           0.017        0.000
4288400          240       1-Feb-22        $400,000.00     80.00                              0.250           0.017        0.358
4292588          360       1-Jan-32        $461,572.10     45.29                              0.250           0.017        0.000
4299089          360       1-Feb-32        $390,000.00     74.14                              0.250           0.017        0.358
4300347          360       1-Nov-31        $558,580.51     80.00                              0.250           0.017        0.108
4311940          360       1-Dec-31        $322,481.85     73.08                              0.250           0.017        0.358
4314806          360       1-Jan-32        $344,730.87     79.31                              0.250           0.017        0.483
4316751          360       1-Nov-31        $317,691.46     70.00                              0.250           0.017        0.108
4325313          360       1-Sep-31        $394,448.94     89.38                      06      0.250           0.017        0.858
4328870          360       1-Dec-31        $231,566.25     80.00                              0.250           0.017        0.000
4330640          360       1-Jan-32        $449,621.95     51.14                              0.250           0.017        0.108
4332790          360       1-Jan-32        $499,600.16     62.50                              0.250           0.017        0.358
4333009          360       1-Oct-31        $398,801.38     67.23                              0.250           0.017        0.733
4334766          360       1-Dec-31        $504,127.95     24.15                              0.250           0.017        0.000
4334824          360       1-Jan-32        $359,732.83     80.00                              0.250           0.017        0.733
4334990          360       1-Jan-32        $624,448.57     74.85                              0.250           0.017        0.000
4336114          360       1-Jan-32        $319,710.71     80.00                              0.250           0.017        0.000
4339109          360       1-Dec-31        $449,278.15     42.86                              0.250           0.017        0.358
4339114          360       1-Jan-32        $455,607.39     53.65                              0.250           0.017        0.000
4339497          360       1-Oct-31        $747,519.32     57.69                              0.250           0.017        0.233
4340520          360       1-Nov-31        $359,087.43     56.51                              0.250           0.017        0.108
4340963          360       1-Jan-32        $809,336.04     39.51                              0.250           0.017        0.233
4342362          360       1-Feb-32        $460,000.00     56.86                              0.250           0.017        0.358
4343660          360       1-Nov-31        $636,035.77     75.00                              0.250           0.017        0.608
4346783          360       1-Nov-31        $598,441.49     68.18                              0.250           0.017        0.000
4347066          360       1-Nov-31        $472,499.22     72.35                              0.250           0.017        0.108
4348578          360       1-Nov-31        $399,081.24     74.07                              0.250           0.017        0.608
4348730          360       1-Nov-31        $922,597.30     40.22                              0.250           0.017        0.000
4348949          360       1-Nov-31        $288,748.01     69.01                              0.250           0.017        0.000
4349462          360       1-Jan-32        $300,453.51     51.49                              0.250           0.017        0.233
4350018          360       1-Dec-31        $543,083.32     80.00      GD 5YR                  0.250           0.017        0.108
4350411          360       1-Nov-31        $424,473.13     79.99                              0.250           0.017        0.358
4350892          240       1-Jan-22        $315,193.77     75.19                              0.250           0.017        0.233
4351174          360       1-Jan-32        $479,606.54     60.38      GD 1YR                  0.250           0.017        0.233
4351211          360       1-Jan-32        $308,576.77     68.67                              0.250           0.017        0.233
4351633          360       1-Jan-32        $350,112.78     80.00                              0.250           0.017        0.233
4351988          360       1-Dec-31        $472,940.11     69.66                              0.250           0.017        0.358
4352863          360       1-Dec-31        $646,985.93     58.91                              0.250           0.017        0.483
4353545          360       1-Sep-31        $388,382.84     77.55                              0.250           0.017        0.233
4353674          360       1-Jan-32        $679,268.85     67.98      GD 3YR                  0.250           0.017        0.108
4354299          360       1-Feb-32        $420,000.00     76.36                              0.250           0.017        0.108
4357120          360       1-Dec-31        $440,214.94     67.32                              0.250           0.017        0.108
4357468          360       1-Nov-31        $424,309.47     76.02                              0.250           0.017        0.233
4358444          360       1-Nov-31        $349,134.28     33.50                              0.250           0.017        0.233
4360980          360       1-Jan-32        $466,108.08     71.77                              0.250           0.017        0.108
4362791          360       1-Dec-31        $593,789.00     80.00                              0.250           0.017        0.358
4363166          360       1-Feb-32        $400,000.00     80.00                              0.250           0.017        0.358
4363715          360       1-Feb-32        $325,000.00     60.66                              0.250           0.017        0.233
4365275          360       1-Feb-32        $372,500.00     67.73                              0.250           0.017        0.233
4365419          360       1-Feb-32        $488,700.00     61.67                              0.250           0.017        0.000
4365919          360       1-Jan-32        $334,763.55     47.86                              0.250           0.017        0.983
4366246          360       1-Jan-32        $508,561.76     57.19                              0.250           0.017        0.000
4366338          360       1-Jan-32        $439,621.16     80.00                              0.250           0.017        0.000
4367772          360       1-Nov-31        $366,092.24     77.26                              0.250           0.017        0.233
4368372          360       1-Nov-31        $648,352.35     68.78                              0.250           0.017        0.108
4368694          360       1-Dec-31        $386,347.87     50.92                              0.250           0.017        0.108
4368768          360       1-Feb-32        $330,000.00     60.00                              0.250           0.017        0.108
4369350          240       1-Jan-22        $319,366.83     67.80                              0.250           0.017        0.000
4369391          360       1-Dec-31        $544,718.74     45.47                              0.250           0.017        0.000
4369620          360       1-Feb-32        $500,000.00     65.27                              0.250           0.017        0.233
4369886          360       1-Dec-31        $393,302.84     67.70                              0.250           0.017        0.000
4370165          360       1-Nov-31        $314,381.27     79.99                              0.250           0.017        0.000
4370237          360       1-Jan-32        $323,221.47     63.31                              0.250           0.017        0.000
4370705          360       1-Dec-31        $385,365.35     84.84                      24      0.250           0.017        0.233
4371192          360       1-Nov-31        $349,090.86     67.37                              0.250           0.017        0.000
4371638          360       1-Feb-32        $501,000.00     65.92                              0.250           0.017        0.483
4372054          360       1-Jan-32        $500,069.07     70.00                              0.250           0.017        0.000
4372329          360       1-Feb-32        $379,270.61     70.95                              0.250           0.017        0.000
4373040          360       1-Feb-32        $321,840.00     64.37                              0.250           0.017        0.000
4373225          360       1-Jan-32        $326,211.93     72.56                              0.250           0.017        0.000
4373274          360       1-Feb-32        $393,300.00     90.00                      12      0.250           0.017        0.108
4373694          360       1-Feb-32        $308,250.00     90.00                      12      0.250           0.017        0.983
4374058          360       1-Nov-31        $372,353.23     80.00                              0.250           0.017        0.483
4374084          360       1-Dec-31        $342,807.00     79.99                              0.250           0.017        0.000
4374094          360       1-Nov-31        $758,073.52     57.97                              0.250           0.017        0.108
4374179          360       1-Dec-31        $462,310.61     79.83                              0.250           0.017        0.733
4374288          360       1-Dec-31        $376,364.73     75.10                              0.250           0.017        0.108
4374296          360       1-Jan-32        $599,483.41     66.67                              0.250           0.017        0.000
4375193          360       1-Feb-32        $303,318.00     76.79                              0.250           0.017        0.108
4375365          360       1-Jan-32        $649,440.36     73.03                              0.250           0.017        0.000
4375447          360       1-Dec-31        $454,214.30     65.47                              0.250           0.017        0.000
4375847          360       1-Jan-32        $323,234.82     46.21                              0.250           0.017        0.233
4376004          360       1-Jan-32        $529,565.57     40.77                              0.250           0.017        0.233
4376238          360       1-Dec-31        $430,555.23     79.99                              0.250           0.017        0.000
4376249          360       1-Nov-31        $578,529.79     66.29                              0.250           0.017        0.108
4376269          360       1-Dec-31        $389,492.57     80.00                              0.250           0.017        0.108
4376304          360       1-Dec-31        $438,258.57     67.18                              0.250           0.017        0.108
4376787          360       1-Feb-32        $495,000.00     71.74                              0.250           0.017        0.000
4377058          360       1-Dec-31        $381,371.92     72.76                              0.250           0.017        0.233
4377072          360       1-Dec-31        $307,730.58     75.00                              0.250           0.017        0.108
4377109          360       1-Jan-32        $412,244.76     69.34                              0.250           0.017        0.000
4377368          360       1-Nov-31        $311,149.26     48.37                              0.250           0.017        0.000
4377538          360       1-Jan-32        $539,568.17     69.68                              0.250           0.017        0.358
4377582          360       1-Jan-32        $474,610.64     68.84                              0.250           0.017        0.233
4377792          360       1-Nov-31        $997,402.48     66.67                              0.250           0.017        0.000
4378114          360       1-Jan-32        $359,690.04     60.00                              0.250           0.017        0.000
4378166          360       1-Jan-32        $394,977.63     88.80                      33      0.250           0.017        0.000
4378462          360       1-Jan-32        $357,791.68     73.08                              0.250           0.017        0.000
4378584          360       1-Jan-32        $301,527.16     68.59                              0.250           0.017        0.000
4378622          360       1-Dec-31        $618,929.38     51.67                              0.250           0.017        0.000
4378700          360       1-Jan-32        $936,731.54     75.00                              0.250           0.017        0.233
4378926          360       1-Jan-32        $549,549.16     68.75                              0.250           0.017        0.233
4379054          360       1-Dec-31        $399,386.57     74.77                              0.250           0.017        0.608
4379334          360       1-Dec-31        $479,150.68     56.30                              0.250           0.017        0.000
4379372          240       1-Feb-22        $352,400.00     78.31                              0.250           0.017        0.108
4379454          360       1-Jan-32        $447,623.63     80.00                              0.250           0.017        0.108
4379551          360       1-Jan-32        $645,943.37     67.34                              0.250           0.017        0.000
4379626          360       1-Dec-31        $439,240.19     53.33                              0.250           0.017        0.000
4379698          360       1-Jan-32        $324,733.59     60.75                              0.250           0.017        0.233
4379953          360       1-Jan-32        $384,676.55     70.00                              0.250           0.017        0.108
4380014          360       1-Nov-31        $406,965.79     72.86                              0.250           0.017        0.108
4380155          360       1-Feb-32        $330,100.00     67.37                              0.250           0.017        0.000
4380262          360       1-Dec-31        $509,140.62     66.67                              0.250           0.017        0.108
4381033          360       1-Feb-32        $480,000.00     68.57                              0.250           0.017        0.000
4381128          360       1-Feb-32        $383,000.00     67.19                              0.250           0.017        0.000
4382569          360       1-Dec-31        $375,247.55     80.00                              0.250           0.017        0.000
4382742          360       1-Jan-32        $325,326.46     80.00                              0.250           0.017        0.108
4383143          360       1-Jan-32        $309,733.09     61.75      GD 4YR                  0.250           0.017        0.000
4383216          360       1-Jan-32        $304,730.90     60.64                              0.250           0.017        0.000
4383233          360       1-Feb-32        $376,800.00     80.00                              0.250           0.017        0.483
4384110          360       1-Dec-31        $663,823.32     70.00                              0.250           0.017        0.000
4384158          360       1-Dec-31        $294,402.90     51.75                              0.250           0.017        0.108
4384227          360       1-Dec-31        $992,365.69     70.00                              0.250           0.017        0.233
4384277          360       1-Dec-31        $434,339.70     69.21                              0.250           0.017        0.608
4384321          360       1-Jan-32        $324,408.44     78.24                              0.250           0.017        0.000
4384370          360       1-Jan-32        $452,809.80     68.98                              0.250           0.017        0.000
4384754          360       1-Jan-32        $387,674.04     42.17                              0.250           0.017        0.108
4384876          360       1-Jan-32        $481,095.47     79.59                              0.250           0.017        0.108
4385067          360       1-Dec-31        $342,378.17     79.99                              0.250           0.017        0.000
4385338          360       1-Jan-32        $489,598.34     32.67                              0.250           0.017        0.233
4385399          360       1-Jan-32        $404,451.47     80.00                              0.250           0.017        0.000
4385455          360       1-Feb-32        $525,000.00     37.50                              0.250           0.017        0.108
4385660          360       1-Jan-32        $406,665.42     66.72                              0.250           0.017        0.233
4385664          360       1-Feb-32        $398,000.00     76.54                              0.250           0.017        0.000
4385792          360       1-Feb-32        $391,793.00     90.00                      12      0.250           0.017        0.733
4386051          360       1-Feb-32        $472,600.00     31.51                              0.250           0.017        0.000
4386403          240       1-Feb-22        $359,216.00     74.84                              0.250           0.017        0.000
4386764          360       1-Jan-32        $349,698.66     53.85                              0.250           0.017        0.000
4386870          360       1-Feb-32        $320,200.00     73.61                              0.250           0.017        0.000
4387298          360       1-Feb-32        $372,500.00     86.63                      12      0.250           0.017        0.358
4387400          360       1-Jan-32        $307,511.44     71.57                              0.250           0.017        0.108
4388105          360       1-Nov-31        $462,723.49     80.00                              0.250           0.017        0.108
4389173          360       1-Feb-32        $630,000.00     66.32                              0.250           0.017        0.000
4389545          360       1-Jan-32        $349,691.20     48.28                              0.250           0.017        0.000
4389631          360       1-Dec-31        $555,063.12     80.00                              0.250           0.017        0.108
4389733          360       1-Dec-31        $342,422.02     70.00                              0.250           0.017        0.108
4389879          360       1-Nov-31        $327,148.02     38.14                              0.250           0.017        0.000
4390145          360       1-Jan-32        $335,588.89     80.00                              0.250           0.017        0.000
4390331          360       1-Nov-31        $419,958.69     77.96                              0.250           0.017        0.233
4390414          360       1-Dec-31        $339,427.07     54.40                              0.250           0.017        0.108
4390753          360       1-Dec-31        $351,938.20     95.00                      16      0.250           0.017        0.858
4391165          360       1-Jan-32        $315,734.52     60.77                              0.250           0.017        0.108
4391386          360       1-Jan-32        $309,745.89     43.06                              0.250           0.017        0.233
4391453          360       1-Jan-32        $493,085.40     70.00                              0.250           0.017        0.108
4391824          360       1-Jan-32        $346,408.72     67.58                              0.250           0.017        0.108
4391910          360       1-Jan-32        $372,234.01     59.61                              0.250           0.017        0.108
4392132          360       1-Jan-32        $519,074.17     67.03                              0.250           0.017        0.233
4392578          360       1-Jan-32        $564,525.33     64.20                              0.250           0.017        0.108
4392702          360       1-Jan-32        $761,859.41     63.54                              0.250           0.017        0.108
4393057          360       1-Dec-31        $336,917.20     90.00                      12      0.250           0.017        0.000
4393767          360       1-Feb-32        $317,000.00     50.72                              0.250           0.017        0.108
4394153          360       1-Jan-32        $479,533.46     73.62                              0.250           0.017        0.000
4395601          360       1-Dec-31        $331,440.57     80.00                              0.250           0.017        0.108
4395926          360       1-Jan-32        $649,453.92     57.78                              0.250           0.017        0.108
4396349          360       1-Jan-32        $303,057.45     64.26                              0.250           0.017        0.358
4396387          360       1-Dec-31        $499,015.39     74.61                              0.250           0.017        0.000
4397596          360       1-Jan-32        $569,497.09     57.00                              0.250           0.017        0.000
4397835          360       1-Jan-32        $554,498.27     46.25                              0.250           0.017        0.000
4398288          360       1-Jan-32        $557,269.78     47.35                              0.250           0.017        0.000
4398492          360       1-Jan-32        $373,393.68     79.99                              0.250           0.017        0.233
4398526          360       1-Feb-32        $550,000.00     74.83                              0.250           0.017        0.108
4398628          360       1-Jan-32        $997,161.56     49.90                              0.250           0.017        0.108
4398656          360       1-Jan-32        $605,478.24     55.09      GD 1YR                  0.250           0.017        0.000
4398914          360       1-Dec-31        $274,536.60     35.01                              0.250           0.017        0.108
4399086          360       1-Feb-32        $550,000.00     73.33                              0.250           0.017        0.108
4399985          360       1-Dec-31        $347,427.84     80.00                              0.250           0.017        0.233
4400269          360       1-Feb-32        $350,000.00     44.87                              0.250           0.017        0.000
4401171          360       1-Jan-32        $521,592.78     74.57                              0.250           0.017        0.483
4401234          360       1-Dec-31        $164,735.31     75.00                              0.250           0.017        0.358
4401320          360       1-Feb-32        $400,000.00     80.00                              0.250           0.017        0.108
4401523          360       1-Feb-32        $455,300.00     83.24                      12      0.250           0.017        0.108
4401571          360       1-Feb-32        $315,000.00     61.52                              0.250           0.017        0.000
4402317          360       1-Jan-32        $493,953.06     80.00                              0.250           0.017        0.000
4402409          360       1-Jan-32        $474,591.04     73.08                              0.250           0.017        0.000
4402640          360       1-Dec-31        $998,314.94     64.52                              0.250           0.017        0.108
4402825          360       1-Jan-32        $449,657.58     66.67                              0.250           0.017        0.608
4402839          360       1-Jan-32        $419,688.29     80.00                              0.250           0.017        0.733
4403389          360       1-Jan-32        $999,159.88     55.56                              0.250           0.017        0.108
4403592          360       1-Dec-31        $768,764.82     56.70                              0.250           0.017        0.358
4403797          360       1-Jan-32        $494,584.14     70.71                              0.250           0.017        0.108
4403862          360       1-Jan-32        $424,021.65     32.69                              0.250           0.017        0.000
4404089          360       1-Jan-32        $318,199.00     57.38                              0.250           0.017        0.000
4404216          360       1-Jan-32        $357,092.29     45.53                              0.250           0.017        0.000
4404376          360       1-Dec-31        $399,325.97     67.80                              0.250           0.017        0.108
4404411          360       1-Feb-32        $547,253.00     68.41                              0.250           0.017        0.000
4404708          360       1-Jan-32        $365,592.59     75.29      GD 1YR                  0.250           0.017        0.108
4404947          360       1-Dec-31        $377,494.42     68.20                              0.250           0.017        0.000
4405753          360       1-Dec-31        $602,931.26     71.48                              0.250           0.017        0.000
4407710          360       1-Dec-31        $312,884.72     79.99                              0.250           0.017        0.233
4407773          360       1-Jan-32        $454,617.74     65.00                              0.250           0.017        0.108
4407791          240       1-Feb-22        $449,000.00     70.16                              0.250           0.017        0.000
4407819          360       1-Dec-31        $349,395.60     56.45                              0.250           0.017        0.000
4408520          360       1-Feb-32        $333,000.00     89.28                      11      0.250           0.017        0.233
4409098          360       1-Jan-32        $318,925.17     80.00                              0.250           0.017        0.000
4409277          360       1-Jan-32        $377,182.85     68.02                              0.250           0.017        0.108
4409509          360       1-Dec-31        $399,309.26     67.00                              0.250           0.017        0.000
4409912          360       1-Jan-32        $635,715.47     69.54                              0.250           0.017        0.108
4410126          360       1-Dec-31        $330,455.79     71.65                              0.250           0.017        0.233
4410722          360       1-Jan-32        $374,692.61     75.00                              0.250           0.017        0.233
4412235          360       1-Jan-32        $385,691.32     68.32                              0.250           0.017        0.358
4412341          360       1-Feb-32        $383,355.00     52.16                              0.250           0.017        0.000
4412510          360       1-Feb-32        $350,000.00     53.85                              0.250           0.017        0.108
4412799          360       1-Feb-32        $355,500.00     41.58                              0.250           0.017        0.000
4412969          360       1-Feb-32        $622,500.00     75.00                              0.250           0.017        0.233
4413003          360       1-Dec-31        $648,877.57     46.43                              0.250           0.017        0.000
4413561          360       1-Jan-32        $534,550.53     60.11                              0.250           0.017        0.108
4413693          360       1-Jan-32        $401,653.89     79.60                              0.250           0.017        0.000
4413952          360       1-Jan-32        $304,743.77     56.48                              0.250           0.017        0.108
4414042          360       1-Dec-31        $359,593.03     58.10                              0.250           0.017        0.108
4414236          360       1-Jan-32        $355,957.97     75.00                              0.250           0.017        0.233
4414358          360       1-Jan-32        $463,619.66     58.00                              0.250           0.017        0.233
4414935          360       1-Feb-32        $401,051.00     67.97                              0.250           0.017        0.000
4415496          360       1-Jan-32        $395,659.05     72.00                              0.250           0.017        0.000
4415532          360       1-Jan-32        $788,337.14     68.61                              0.250           0.017        0.108
4415587          360       1-Jan-32        $559,540.97     75.68                              0.250           0.017        0.233
4415615          360       1-Jan-32        $789,398.87     68.70                              0.250           0.017        0.608
4415918          360       1-Jan-32        $488,789.01     86.89                      01      0.250           0.017        0.108
4415976          360       1-Nov-31        $296,202.10     90.00                      06      0.250           0.017        0.608
4415987          360       1-Feb-32        $319,300.00     67.22                              0.250           0.017        0.000
4416291          360       1-Nov-31        $539,861.36     80.00                              0.250           0.017        0.233
4416349          360       1-Jan-32        $519,563.14     29.38                              0.250           0.017        0.108
4416480          240       1-Dec-21        $441,766.32     65.22                              0.250           0.017        0.108
4416818          360       1-Feb-32        $780,000.00     65.00                              0.250           0.017        0.108
4416857          240       1-Feb-22        $628,000.00     80.00                              0.250           0.017        0.108
4417245          360       1-Jan-32        $424,634.08     63.06                              0.250           0.017        0.000
4417369          360       1-Feb-32        $330,500.00     56.98                              0.250           0.017        0.000
4417479          240       1-Dec-21        $423,238.63     60.71                              0.250           0.017        0.108
4417553          360       1-Jan-32        $311,744.25     80.00                              0.250           0.017        0.233
4417819          360       1-Dec-31        $440,338.30     40.10                              0.250           0.017        0.000
4417888          360       1-Jan-32        $856,779.60     53.93                              0.250           0.017        0.108
4418244          360       1-Feb-32        $422,041.00     80.00                              0.250           0.017        0.000
4418284          360       1-Jan-32        $379,703.56     80.00                              0.250           0.017        0.483
4418495          360       1-Jan-32        $637,477.04     42.53                              0.250           0.017        0.233
4418525          360       1-Jan-32        $399,672.12     80.00                              0.250           0.017        0.233
4418670          360       1-Jan-32        $649,453.92     43.33                              0.250           0.017        0.108
4418698          360       1-Jan-32        $503,087.28     74.04                              0.250           0.017        0.233
4418740          360       1-Jan-32        $449,602.98     47.37                              0.250           0.017        0.000
4418762          360       1-Dec-31        $335,419.79     70.00                              0.250           0.017        0.000
4419045          360       1-Dec-31        $524,093.41     45.65                              0.250           0.017        0.000
4419080          360       1-Nov-31        $344,103.87     75.00                              0.250           0.017        0.000
4419127          360       1-Jan-32        $344,702.96     60.00                              0.250           0.017        0.000
4419144          360       1-Dec-31        $334,343.46     40.70                              0.250           0.017        0.233
4419186          360       1-Jan-32        $330,715.02     75.23                              0.250           0.017        0.000
4419242          360       1-Jan-32        $319,710.71     56.14                              0.250           0.017        0.000
4419275          360       1-Dec-31        $259,561.87     59.09                              0.250           0.017        0.108
4419378          360       1-Dec-31        $568,041.21     47.42                              0.250           0.017        0.108
4419434          360       1-Dec-31        $426,755.34     80.00                              0.250           0.017        0.483
4419469          360       1-Jan-32        $338,074.67     57.35      GD 1YR                  0.250           0.017        0.000
4419501          360       1-Jan-32        $326,731.96     54.50                              0.250           0.017        0.233
4420670          360       1-Feb-32        $360,500.00     75.10                              0.250           0.017        0.000
4420686          360       1-Dec-31        $226,617.49     66.76                              0.250           0.017        0.108
4420697          360       1-Jan-32        $342,725.70     79.95                              0.250           0.017        0.358
4420720          360       1-Dec-31        $335,447.55     45.41                              0.250           0.017        0.233
4420753          360       1-Dec-31        $479,150.66     78.69                              0.250           0.017        0.000
4420768          360       1-Feb-32        $395,000.00     54.11                              0.250           0.017        0.233
4420895          360       1-Jan-32        $560,583.65     79.01                              0.250           0.017        0.733
4420934          360       1-Jan-32        $388,165.50     56.30      GD 1YR                  0.250           0.017        0.000
4421230          360       1-Jan-32        $574,504.94     74.68                              0.250           0.017        0.000
4421377          360       1-Feb-32        $317,000.00     74.59                              0.250           0.017        0.108
4421670          360       1-Feb-32        $632,000.00     57.82                              0.250           0.017        0.000
4421736          360       1-Jan-32        $819,311.10     59.64                              0.250           0.017        0.108
4421841          360       1-Jan-32        $385,698.87     61.27                              0.250           0.017        0.483
4421878          360       1-Jan-32        $319,724.48     61.54                              0.250           0.017        0.000
4421884          360       1-Feb-32        $560,000.00     80.00                              0.250           0.017        0.000
4421945          360       1-Feb-32        $328,000.00     80.00                              0.250           0.017        0.000
4421953          360       1-Dec-31        $598,988.95     48.00                              0.250           0.017        0.108
4421973          360       1-Dec-31        $958,497.68     64.00                              0.250           0.017        0.483
4422095          360       1-Dec-31        $322,442.23     60.15                              0.250           0.017        0.000
4422123          360       1-Feb-32        $385,000.00     60.16                              0.250           0.017        0.000
4422343          360       1-Jan-32        $649,467.20     43.33                              0.250           0.017        0.233
4422734          360       1-Feb-32        $535,650.00     69.56      GD 4YR                  0.250           0.017        0.108
4422935          360       1-Jan-32        $390,671.51     79.80                              0.250           0.017        0.108
4423102          360       1-Feb-32        $750,000.00     64.10                              0.250           0.017        0.000
4423155          360       1-Jan-32        $534,550.53     66.88                              0.250           0.017        0.108
4423452          360       1-Dec-31        $362,637.91     86.49                      33      0.250           0.017        0.108
4423470          360       1-Feb-32        $382,000.00     58.77                              0.250           0.017        0.000
4423514          360       1-Feb-32        $557,906.00     56.93                              0.250           0.017        0.000
4423531          360       1-Jan-32        $374,692.61     75.00                              0.250           0.017        0.233
4423553          360       1-Jan-32        $493,095.48     70.00                              0.250           0.017        0.233
4423635          360       1-Jan-32        $351,704.28     80.00                              0.250           0.017        0.108
4423780          360       1-Feb-32        $374,500.00     70.66                              0.250           0.017        0.000
4424063          360       1-Jan-32        $335,744.33     70.00                              0.250           0.017        0.608
4424079          360       1-Feb-32        $400,000.00     74.91                              0.250           0.017        0.108
4424091          360       1-Feb-32        $225,000.00     78.13                              0.250           0.017        0.000
4424170          360       1-Dec-31        $482,008.42     69.00                              0.250           0.017        0.000
4424228          360       1-Jan-32        $439,630.34     48.89                              0.250           0.017        0.108
4424402          360       1-Feb-32        $330,000.00     64.71      FX30YR                  0.250           0.017        0.000
4424507          360       1-Jan-32        $364,685.74     41.71                              0.250           0.017        0.000
4424652          360       1-Jan-32        $320,716.79     40.13                              0.250           0.017        0.000
4424765          360       1-Jan-32        $399,672.12     40.00                              0.250           0.017        0.233
4424942          360       1-Jan-32        $433,625.47     69.60                              0.250           0.017        0.000
4425074          360       1-Jan-32        $398,165.20     79.07                              0.250           0.017        0.108
4425184          360       1-Feb-32        $382,000.00     74.90                              0.250           0.017        0.000
4425395          360       1-Jan-32        $369,689.15     61.67                              0.250           0.017        0.108
4425698          360       1-Jan-32        $649,426.51     68.42                              0.250           0.017        0.000
4425810          360       1-Jan-32        $376,175.83     64.91                              0.250           0.017        0.000
4425826          360       1-Jan-32        $613,920.71     80.00                              0.250           0.017        0.483
4425957          360       1-Jan-32        $604,003.31     35.59                              0.250           0.017        0.608
4426183          360       1-Dec-31        $399,292.29     69.57                              0.250           0.017        0.108
4426204          360       1-Jan-32        $340,713.52     50.52                              0.250           0.017        0.108
4426891          360       1-Feb-32        $766,500.00     70.00                              0.250           0.017        0.000
4427042          360       1-Feb-32        $315,000.00     90.00                      24      0.250           0.017        0.358
4427249          360       1-Jan-32        $401,653.88     61.37                              0.250           0.017        0.000
4427403          360       1-Dec-31        $309,477.64     73.81                              0.250           0.017        0.108
4427504          360       1-Jan-32        $324,431.60     59.09                              0.250           0.017        0.000
4427640          360       1-Dec-31        $628,885.27     70.00                              0.250           0.017        0.000
4428946          360       1-Jan-32        $388,673.19     58.06                              0.250           0.017        0.108
4428966          360       1-Jan-32        $329,722.76     67.35                              0.250           0.017        0.108
4429224          360       1-Dec-31        $400,673.71     73.64                              0.250           0.017        0.108
4429255          360       1-Dec-31        $599,037.53     46.15                              0.250           0.017        0.358
4429281          360       1-Jan-32        $340,706.41     89.86                      06      0.250           0.017        0.000
4429357          360       1-Jan-32        $649,440.36     65.33                              0.250           0.017        0.000
4429456          360       1-Jan-32        $549,537.93     65.09                              0.250           0.017        0.108
4429468          360       1-Jan-32        $559,517.85     68.62                              0.250           0.017        0.000
4429479          360       1-Jan-32        $449,612.55     46.15                              0.250           0.017        0.000
4429828          360       1-Jan-32        $481,564.26     48.20                              0.250           0.017        0.000
4429854          360       1-Dec-31        $484,182.74     46.19                              0.250           0.017        0.108
4429861          360       1-Jan-32        $454,636.14     74.59                              0.250           0.017        0.358
4429930          360       1-Jan-32        $578,501.49     42.89                              0.250           0.017        0.000
4430067          360       1-Nov-31        $388,627.38     95.00                      11      0.250           0.017        0.733
4430184          360       1-Jan-32        $378,232.04     40.77                              0.250           0.017        0.000
4430324          360       1-Jan-32        $315,465.75     47.84                              0.250           0.017        0.108
4430364          360       1-Jan-32        $359,712.11     90.00                      12      0.250           0.017        0.358
4430395          360       1-Jan-32        $825,339.46     67.43                              0.250           0.017        0.358
4430407          360       1-Dec-31        $329,430.14     89.92                      24      0.250           0.017        0.000
4430432          360       1-Jan-32        $514,556.59     79.23                              0.250           0.017        0.000
4430456          360       1-Jan-32        $401,653.89     61.37                              0.250           0.017        0.000
4430501          360       1-Jan-32        $414,676.25     75.45                              0.250           0.017        0.483
4430592          360       1-Jan-32        $407,149.15     38.81                              0.250           0.017        0.000
4430604          360       1-Dec-31        $545,102.29     65.39                              0.250           0.017        0.233
4430750          360       1-Jan-32        $399,663.95     80.00                              0.250           0.017        0.108
4430774          360       1-Jan-32        $571,206.66     79.03                              0.250           0.017        0.000
4430811          360       1-Dec-31        $325,849.99     80.00                              0.250           0.017        0.108
4430908          360       1-Dec-31        $698,331.42     63.64                              0.250           0.017        0.000
4430932          360       1-Jan-32        $792,349.98     63.44                              0.250           0.017        0.233
4430976          360       1-Jan-32        $288,157.70     70.00                              0.250           0.017        0.108
4431007          360       1-Feb-32      $1,000,000.00     50.00                              0.250           0.017        0.233
4431053          360       1-Feb-32        $795,000.00     37.46                              0.250           0.017        0.000
4431203          360       1-Jan-32        $354,694.36     73.35                              0.250           0.017        0.000
4431360          360       1-Jan-32        $649,426.51     79.37                              0.250           0.017        0.000
4431371          360       1-Dec-31        $399,309.28     60.61                              0.250           0.017        0.000
4431399          360       1-Jan-32        $314,741.80     56.25                              0.250           0.017        0.233
4431557          360       1-Jan-32        $398,621.40     49.57                              0.250           0.017        0.000
4431690          360       1-Jan-32        $430,637.91     73.61                              0.250           0.017        0.108
4431714          360       1-Jan-32        $446,615.15     59.60                              0.250           0.017        0.000
4431776          360       1-Jan-32        $528,855.33     72.01                              0.250           0.017        0.108
4431840          360       1-Jan-32        $359,682.38     69.90                              0.250           0.017        0.000
4431882          360       1-Jan-32        $948,162.71     47.45                              0.250           0.017        0.000
4432179          360       1-Jan-32        $549,537.93     63.95                              0.250           0.017        0.108
4432212          360       1-Jan-32        $402,153.45     70.00                              0.250           0.017        0.000
4432220          360       1-Jan-32        $344,695.61     79.31                              0.250           0.017        0.000
4432226          360       1-Dec-31        $346,764.69     78.20                              0.250           0.017        0.108
4432489          360       1-Feb-32        $372,000.00     80.00                              0.250           0.017        0.000
4432501          360       1-Jan-32        $569,497.09     57.00                              0.250           0.017        0.000
4432562          360       1-Jan-32        $399,555.69     53.18                              0.250           0.017        0.000
4432873          360       1-Jan-32        $594,500.12     70.00                              0.250           0.017        0.108
4433003          360       1-Jan-32        $322,708.00     49.69                              0.250           0.017        0.000
4433077          360       1-Dec-31        $559,009.13     65.88                              0.250           0.017        0.000
4433315          360       1-Jan-32        $372,678.85     49.40                              0.250           0.017        0.000
4433323          360       1-Jan-32        $649,453.92     50.00                              0.250           0.017        0.108
4433530          360       1-Jan-32        $999,180.30     62.50                              0.250           0.017        0.233
4433573          360       1-Jan-32        $399,663.95     51.61                              0.250           0.017        0.108
4433783          360       1-Jan-32        $494,783.96     21.53                              0.250           0.017        0.108
4433946          360       1-Jan-32        $440,629.50     70.56                              0.250           0.017        0.108
4434057          360       1-Jan-32        $899,225.12     36.00                              0.250           0.017        0.000
4434107          360       1-Jan-32        $389,664.21     78.00                              0.250           0.017        0.000
4434205          360       1-Feb-32        $431,250.00     73.09                              0.250           0.017        0.000
4434280          360       1-Jan-32        $388,157.23     77.70                              0.250           0.017        0.000
4434317          360       1-Jan-32        $349,184.05     56.37                              0.250           0.017        0.000
4434420          360       1-Jan-32        $359,690.04     67.42                              0.250           0.017        0.000
4434514          360       1-Dec-31        $828,601.40     66.40                              0.250           0.017        0.108
4434690          360       1-Jan-32        $476,099.68     78.11                              0.250           0.017        0.108
4434772          360       1-Jan-32        $314,728.79     70.00                              0.250           0.017        0.000
4434794          360       1-Jan-32        $339,714.36     79.07                              0.250           0.017        0.108
4435043          360       1-Dec-31        $410,290.28     58.71                              0.250           0.017        0.000
4435076          360       1-Jan-32        $339,707.26     56.14                              0.250           0.017        0.000
4435123          360       1-Jan-32        $688,906.35     56.06                              0.250           0.017        0.000
4435169          360       1-Jan-32        $574,504.94     46.00                              0.250           0.017        0.000
4435260          360       1-Jan-32        $313,266.25     74.94                              0.250           0.017        0.000
4435305          360       1-Feb-32        $437,370.00     84.11                      24      0.250           0.017        0.108
4435422          360       1-Jan-32        $379,672.82     80.00                              0.250           0.017        0.000
4435423          360       1-Jan-32        $424,642.95     59.03                              0.250           0.017        0.108
4435550          360       1-Jan-32        $479,586.72     67.61                              0.250           0.017        0.000
4435635          360       1-Jan-32        $435,676.42     79.27                              0.250           0.017        0.733
4435862          360       1-Jan-32        $328,723.60     76.51                              0.250           0.017        0.108
4436204          360       1-Jan-32        $550,183.02     80.00                              0.250           0.017        0.233
4436328          360       1-Jan-32        $315,927.76     40.80                              0.250           0.017        0.000
4436339          360       1-Feb-32        $335,000.00     56.78                              0.250           0.017        0.108
4436344          360       1-Jan-32        $400,135.90     68.71                              0.250           0.017        0.233
4436383          360       1-Feb-32        $600,000.00     38.10                              0.250           0.017        0.000
4436386          360       1-Feb-32        $360,000.00     73.47                              0.250           0.017        0.108
4436445          360       1-Dec-31        $300,505.11     79.21                              0.250           0.017        0.233
4436470          360       1-Feb-32        $431,000.00     54.21                              0.250           0.017        0.233
4436488          360       1-Feb-32        $944,100.00     67.44                              0.250           0.017        0.233
4436605          360       1-Jan-32        $345,687.21     62.34                              0.250           0.017        0.000
4436612          360       1-Dec-31        $411,339.08     80.00                              0.250           0.017        0.358
4436759          360       1-Feb-32        $438,080.00     80.00                              0.250           0.017        0.108
4440362          360       1-Feb-32        $465,000.00     66.43                              0.250           0.017        0.000
4440678          360       1-Dec-31        $745,242.12     63.53                              0.250           0.017        0.108
4440739          360       1-Feb-32        $610,000.00     45.90                              0.250           0.017        0.000
4441339          360       1-Jan-32        $413,616.55     47.97                              0.250           0.017        0.000
4443873          360       1-Dec-31        $404,366.20     42.63                              0.250           0.017        0.483
4443997          360       1-Jan-32        $889,270.48     42.21                              0.250           0.017        0.233
4444020          360       1-Jan-32        $544,564.17     56.77                              0.250           0.017        0.358
4444058          360       1-Dec-31        $415,299.02     80.00                              0.250           0.017        0.108
4444073          360       1-Feb-32        $500,000.00     74.07                              0.250           0.017        0.000
4444087          360       1-Feb-32        $384,000.00     80.00                              0.250           0.017        0.000
4444144          360       1-Feb-32        $312,500.00     78.13                              0.250           0.017        0.000
4444150          360       1-Jan-32        $425,991.81     42.89                              0.250           0.017        0.108
4444213          360       1-Jan-32        $358,391.17     51.24                              0.250           0.017        0.000
4444215          360       1-Jan-32        $449,631.13     47.37                              0.250           0.017        0.233
4444438          360       1-Feb-32        $335,900.00     83.98                      11      0.250           0.017        0.000
4444441          360       1-Dec-31        $363,371.44     70.00                              0.250           0.017        0.000
4444549          360       1-Jan-32        $499,558.86     62.89                              0.250           0.017        0.000
4444784          360       1-Jan-32        $389,672.35     58.65                              0.250           0.017        0.108
4444971          360       1-Jan-32        $609,075.14     80.00                              0.250           0.017        0.000
4445036          360       1-Jan-32        $551,251.21     64.91      GD 2YR                  0.250           0.017        0.000
4445160          360       1-Dec-31        $339,412.89     77.27                              0.250           0.017        0.000
4445167          360       1-Jan-32        $497,225.92     45.49                              0.250           0.017        0.000
4445190          360       1-Jan-32        $526,055.15     48.14                              0.250           0.017        0.108
4445235          360       1-Jan-32        $348,643.98     77.73                              0.250           0.017        0.000
4445404          360       1-Feb-32        $340,598.00     75.69                              0.250           0.017        0.108
4445501          360       1-Jan-32        $715,468.20     70.00                              0.250           0.017        0.000
4445514          360       1-Jan-32        $417,257.69     80.00                              0.250           0.017        0.233
4445554          360       1-Jan-32        $474,580.92     57.58                              0.250           0.017        0.000
4445761          360       1-Dec-31        $748,826.33     62.50                              0.250           0.017        0.483
4445918          360       1-Jan-32        $369,678.62     50.34                              0.250           0.017        0.000
4445954          360       1-Jan-32        $331,371.37     60.30                              0.250           0.017        0.108
4446010          360       1-Feb-32        $525,000.00     65.63                              0.250           0.017        0.000
4446021          360       1-Feb-32        $408,000.00     49.45                              0.250           0.017        0.000
4446044          360       1-Jan-32        $414,084.67     80.00                              0.250           0.017        0.608
4446150          360       1-Jan-32        $328,709.72     58.75                              0.250           0.017        0.000
4446345          240       1-Feb-22        $360,000.00     80.00                              0.250           0.017        0.108
4446542          360       1-Dec-31        $488,739.41     61.25                              0.250           0.017        0.000
4446562          360       1-Dec-31        $441,754.37     75.00                              0.250           0.017        0.108
4446695          360       1-Jan-32        $625,960.59     55.94                              0.250           0.017        0.000
4446807          360       1-Jan-32        $609,487.52     51.91                              0.250           0.017        0.108
4446835          360       1-Jan-32        $459,594.14     50.22                              0.250           0.017        0.000
4446850          360       1-Jan-32        $437,052.52     70.00                              0.250           0.017        0.000
4446966          360       1-Feb-32        $439,600.00     65.13                              0.250           0.017        0.000
4618880          360       1-Dec-31        $700,787.78     65.00                              0.250           0.017        0.000
4624557          360       1-Nov-31        $319,138.57     74.42                              0.250           0.017        0.108
4630547          360       1-Dec-31        $399,309.28     78.90                              0.250           0.017        0.000
4650328          360       1-Oct-31        $541,968.48     68.86                              0.250           0.017        0.000
4662219          360       1-Nov-31        $374,049.45     42.86                              0.250           0.017        0.108
4676862          324       1-Nov-28        $489,019.42     67.12                              0.250           0.017        0.000
4701694          360       1-Dec-31        $363,667.24     66.94                              0.250           0.017        0.000
4720025          360       1-Dec-31        $449,217.29     75.00                              0.250           0.017        0.483
4721668          360       1-Dec-31        $348,197.69     80.00                              0.250           0.017        0.000
4724563          360       1-Dec-31        $359,348.07     80.00                              0.250           0.017        0.108
4737490          360       1-Nov-31        $598,587.32     75.00                              0.250           0.017        0.483
4751624          360       1-Nov-31        $462,880.20     80.00                              0.250           0.017        0.358
4777587          360       1-Nov-31        $550,634.66     64.94                              0.250           0.017        0.233
4801601          360       1-Nov-31        $374,094.98     71.43                              0.250           0.017        0.358
4808580          360       1-Dec-31        $598,988.97     54.55                              0.250           0.017        0.108
4811451          360       1-Nov-31        $318,819.12     90.00                      01      0.250           0.017        0.983
4813176          360       1-Nov-31        $447,356.21     71.77                              0.250           0.017        0.000
4815791          360       1-Dec-31        $973,325.63     69.64                              0.250           0.017        0.108
4855292          360       1-Nov-31        $380,484.64     44.36                              0.250           0.017        0.000
4868105          360       1-Dec-31        $399,325.97     68.97                              0.250           0.017        0.108
4873121          360       1-Dec-31        $309,464.70     72.60                              0.250           0.017        0.000
4874343          360       1-Dec-31        $998,314.23     30.77                              0.250           0.017        0.108
4874624          360       1-Dec-31        $681,431.96     65.00                              0.250           0.017        0.483
4876520          360       1-Dec-31        $439,240.21     80.00                              0.250           0.017        0.000
4881421          360       1-Dec-31        $419,309.45     80.00                              0.250           0.017        0.233
4923801          360       1-Dec-31        $960,837.94     70.00                              0.250           0.017        0.000
4932398          360       1-Dec-31        $468,284.06     59.90                              0.250           0.017        0.608
4942959          360       1-Nov-31        $330,339.70     80.00                              0.250           0.017        0.000
4951653          360       1-Dec-31        $374,398.46     50.68                              0.250           0.017        0.358
4956173          360       1-Nov-31        $315,179.19     63.20                              0.250           0.017        0.000
4962429          360       1-Dec-31        $310,867.42     69.20                              0.250           0.017        0.108
4962726          360       1-Dec-31        $460,641.37     65.91                              0.250           0.017        0.233
4987608          360       1-Dec-31        $389,342.84     72.22                              0.250           0.017        0.108
4992665          360       1-Dec-31        $374,352.46     79.79                              0.250           0.017        0.000
4994372          360       1-Dec-31        $507,122.78     61.20                              0.250           0.017        0.000
5036249          360       1-Dec-31        $609,021.50     78.21                              0.250           0.017        0.358
5094776          360       1-Dec-31        $404,334.10     75.00                              0.250           0.017        0.233
5108923          360       1-Dec-31        $998,355.82     55.56                              0.250           0.017        0.233
5228759          360       1-Dec-31        $404,317.55     77.14                              0.250           0.017        0.108
5327168          360       1-Dec-31        $998,273.20     40.00                              0.250           0.017        0.000
5476270          360       1-Nov-31        $355,140.85     80.00                              0.250           0.017        0.358
5479290          360       1-Dec-31        $374,274.07     58.79                              0.250           0.017        0.233
5512322          360       1-Dec-31        $998,021.23     50.00                              0.250           0.017        0.233
5562582          360       1-Dec-31        $397,329.34     80.00                              0.250           0.017        0.108
5571161          360       1-Dec-31        $360,391.70     45.41                              0.250           0.017        0.108
5576533          360       1-Nov-31        $391,608.82     61.07                              0.250           0.017        0.000
5600879          360       1-Nov-31        $349,112.81     45.75                              0.250           0.017        0.108
5635462          360       1-Dec-31        $539,112.16     49.09                              0.250           0.017        0.233
5639927          360       1-Dec-31        $725,396.77     48.67                              0.250           0.017        0.000
5672704          360       1-Nov-31        $451,879.53     75.50                              0.250           0.017        0.233
5697909          360       1-Dec-31        $383,375.27     69.91                              0.250           0.017        0.108
5759899          360       1-Dec-31        $489,174.32     56.65                              0.250           0.017        0.108
5825286          360       1-Dec-31        $427,313.43     71.33                              0.250           0.017        0.358
5844857          360       1-Dec-31        $335,433.82     80.00                              0.250           0.017        0.108
5866573          360       1-Jan-31        $575,328.59     80.00                              0.250           0.017        0.358
5871762          360       1-Dec-31        $472,322.14     95.00                      12      0.250           0.017        0.233
5910888          360       1-Jan-32        $566,012.25     66.65                              0.250           0.017        0.000
5960924          360       1-Dec-31        $359,378.36     80.00                              0.250           0.017        0.000
5975466          360       1-Feb-32        $387,438.00     80.00                              0.250           0.017        0.108
5980892          360       1-Jan-32        $359,719.16     80.00                              0.250           0.017        0.483
6009179          360       1-Oct-31        $428,679.08     58.90                              0.250           0.017        0.608
6017645          360       1-Jan-32        $409,688.02     86.32                      24      0.250           0.017        0.608
6021069          360       1-Dec-31        $646,381.90     70.00                              0.250           0.017        0.000
6023194          360       1-Feb-32        $340,000.00     71.49                              0.250           0.017        0.108
6033878          360       1-Dec-31        $785,641.00     74.72                              0.250           0.017        0.000
6034102          360       1-Dec-31        $358,055.64     59.78                              0.250           0.017        0.108
6085737          240       1-Dec-21        $154,446.96     73.81                              0.250           0.017        0.858
6091872          360       1-Dec-31        $351,406.86     80.00                              0.250           0.017        0.108
6100393          360       1-Dec-31        $379,343.82     79.87                              0.250           0.017        0.000
6105588          360       1-Nov-31        $383,026.61     49.68                              0.250           0.017        0.108
6106585          324       1-Dec-28        $821,015.84     80.00                              0.250           0.017        0.233
6107225          360       1-Dec-31        $334,435.51     47.86                              0.250           0.017        0.108
6118395          360       1-Dec-31        $429,293.01     71.67                              0.250           0.017        0.233
6118840          360       1-Nov-31        $433,897.35     75.00                              0.250           0.017        0.108
6120590          360       1-Dec-31        $648,904.71     65.33                              0.250           0.017        0.108
6125098          360       1-Dec-31        $338,352.94     62.95                              0.250           0.017        0.108
6126448          360       1-Dec-31        $538,951.38     74.79                              0.250           0.017        0.108
6147473          360       1-Nov-31        $347,915.84     80.00                              0.250           0.017        0.108
6148055          360       1-Dec-31        $848,496.00     61.42                              0.250           0.017        0.000
6156386          360       1-Dec-31        $482,205.87     70.00                              0.250           0.017        0.233
6160066          360       1-Dec-31        $419,303.69     49.07                              0.250           0.017        0.233
6167937          360       1-Dec-31        $342,033.71     45.73                              0.250           0.017        0.233
6182423          360       1-Dec-31        $696,324.67     75.00                              0.250           0.017        0.108
6190048          360       1-Dec-31        $411,821.79     50.00                              0.250           0.017        0.233
6197248          360       1-Dec-31        $327,467.15     89.86                      13      0.250           0.017        0.358
6200388          360       1-Dec-31        $327,447.30     80.00                              0.250           0.017        0.108
6210726          360       1-Nov-31        $334,049.05     70.59                              0.250           0.017        0.233
6210991          360       1-Dec-31        $484,182.76     65.99                              0.250           0.017        0.108
6218437          360       1-Dec-31        $396,630.53     69.70                              0.250           0.017        0.108
6218752          360       1-Dec-31        $307,481.00     53.10                              0.250           0.017        0.108
6221872          360       1-Dec-31        $598,963.91     50.00                              0.250           0.017        0.000
6222833          360       1-Dec-31        $333,173.67     75.00                              0.250           0.017        0.000
6223699          360       1-Dec-31        $329,430.16     80.00                              0.250           0.017        0.000
6223700          360       1-Nov-31        $362,855.03     59.15                              0.250           0.017        0.000
6226601          360       1-Dec-31        $395,592.82     59.26                              0.250           0.017        0.000
6227216          360       1-Dec-31        $596,795.07     59.68                              0.250           0.017        0.000
6227447          360       1-Dec-31        $474,199.60     59.30                              0.250           0.017        0.108
6227786          360       1-Dec-31        $430,508.31     80.00                              0.250           0.017        0.358
6233030          360       1-Dec-31        $482,681.56     69.14                              0.250           0.017        0.108
6235134          360       1-Dec-31        $375,396.85     80.00                              0.250           0.017        0.358
6236724          360       1-Nov-31        $383,220.06     57.46                              0.250           0.017        0.108
6236884          360       1-Dec-31        $331,240.90     79.00                              0.250           0.017        0.108
6238958          360       1-Nov-31        $312,134.90     66.03                              0.250           0.017        0.233
6241677          360       1-Nov-31        $354,020.92     69.80                              0.250           0.017        0.000
6244570          360       1-Nov-31        $326,390.69     80.00                              0.250           0.017        0.233
6244947          360       1-Dec-31        $395,332.71     60.92                              0.250           0.017        0.108
6246832          360       1-Dec-31        $305,471.02     83.84                      24      0.250           0.017        0.000
6249338          360       1-Dec-31        $517,947.00     68.26                              0.250           0.017        0.233
6249422          360       1-Dec-31        $527,088.24     80.00                              0.250           0.017        0.000
6254994          360       1-Dec-31        $583,960.68     58.50                              0.250           0.017        0.000
6255414          360       1-Dec-31        $350,726.32     80.00                              0.250           0.017        0.000
6264916          360       1-Nov-31        $523,669.20     55.26                              0.250           0.017        0.108
6270974          360       1-Dec-31        $548,899.79     61.11                              0.250           0.017        0.108
6277142          360       1-Dec-31        $314,469.20     39.38                              0.250           0.017        0.108
6287822          360       1-Dec-31        $583,015.93     80.00                              0.250           0.017        0.108
6292914          360       1-Dec-31        $519,123.77     64.76                              0.250           0.017        0.108
6300131          360       1-Dec-31        $548,898.94     49.91                              0.250           0.017        0.108
6307452          360       1-Dec-31        $531,525.34     80.00                              0.250           0.017        0.000
6307690          360       1-Dec-31        $399,292.23     65.04                              0.250           0.017        0.000
6308505          360       1-Jan-32        $463,506.76     80.00                              0.250           0.017        0.233
8111823          360       1-Dec-31        $768,670.35     70.00                              0.250           0.017        0.000
8183656          360       1-Nov-31        $997,465.16     50.00                              0.250           0.017        0.108
8194824          360       1-Jan-32        $399,655.61     62.68                              0.250           0.017        0.000
8225313          360       1-Dec-31        $648,347.81     69.15                              0.250           0.017        0.000
8242176          360       1-Nov-31        $374,049.45     41.21                              0.250           0.017        0.108
8314336          360       1-Jan-32        $312,267.44     80.00                              0.250           0.017        0.108
8345483          360       1-Dec-31        $474,159.52     60.13                              0.250           0.017        0.000
8366059          360       1-Jan-32        $387,665.94     80.00                              0.250           0.017        0.000
8379994          360       1-Nov-31        $349,112.81     67.46                              0.250           0.017        0.108
8384954          360       1-Jan-32        $999,239.08     38.46                              0.250           0.017        0.608
8410620          360       1-Dec-31        $399,325.97     65.72                              0.250           0.017        0.108
8416617          360       1-Dec-31        $998,314.94     53.04                              0.250           0.017        0.108
8420041          360       1-Dec-31        $543,127.36     80.00                              0.250           0.017        0.358
8422011          360       1-Nov-31        $369,038.94     74.30                              0.250           0.017        0.000
8460345          360       1-Dec-31        $648,904.71     55.08                              0.250           0.017        0.108
8491082          360       1-Dec-31        $359,393.39     80.00                              0.250           0.017        0.108
8495502          360       1-Dec-31        $343,071.89     89.57                      01      0.250           0.017        0.000
8518746          360       1-Nov-31        $437,831.61     74.98                              0.250           0.017        0.000
8523453          360       1-Dec-31        $336,681.67     94.98                      13      0.250           0.017        0.108
8532395          360       1-Dec-31        $658,887.86     75.00                              0.250           0.017        0.108
8550690          360       1-Dec-31        $582,991.55     80.00                              0.250           0.017        0.000
8552256          360       1-Dec-31        $383,383.98     79.99                              0.250           0.017        0.000
8587988          360       1-Dec-31        $456,351.08     80.00                              0.250           0.017        0.000
8588682          360       1-Jan-32        $473,142.28     79.99                              0.250           0.017        0.000
8592930          360       1-Dec-31        $467,423.39     85.00                      13      0.250           0.017        0.608
8600418          360       1-Nov-31        $501,244.62     69.99                              0.250           0.017        0.000
8603421          360       1-Dec-31        $639,324.10     80.00                              0.250           0.017        0.000
8608753          360       1-Dec-31        $360,676.11     79.99                              0.250           0.017        0.000
8612521          360       1-Dec-31        $465,262.20     80.00                              0.250           0.017        0.000
8638358          360       1-Dec-31        $315,465.31     80.00                              0.250           0.017        0.000
8640218          360       1-Jan-32        $328,124.11     80.00                              0.250           0.017        0.108
8647766          360       1-Dec-31        $329,798.36     80.00                              0.250           0.017        0.108
8649471          360       1-Nov-31        $349,175.92     54.59                              0.250           0.017        0.483
8654149          360       1-Dec-31        $339,412.89     68.72                              0.250           0.017        0.000
8669249          360       1-Dec-31        $559,009.13     69.69                              0.250           0.017        0.000
8670121          360       1-Dec-31        $419,309.45     80.00                              0.250           0.017        0.233
8670486          360       1-Dec-31        $549,376.69     70.00                              0.250           0.017        0.000
8683449          360       1-Dec-31        $339,776.48     79.99                              0.250           0.017        0.108
8688157          360       1-Dec-31        $329,414.18     79.94                              0.250           0.017        0.000
8694474          360       1-Dec-31        $618,929.38     80.00                              0.250           0.017        0.000
8696879          360       1-Dec-31        $344,523.03     80.00                              0.250           0.017        0.000
8700383          360       1-Dec-31        $392,554.18     80.00                              0.250           0.017        0.000
8707934          360       1-Dec-31        $343,391.32     80.00                              0.250           0.017        0.000
8730790          360       1-Dec-31        $424,266.12     79.98                              0.250           0.017        0.000
8732850          360       1-Dec-31        $394,102.10     60.56                              0.250           0.017        0.108
8733889          360       1-Dec-31        $593,448.08     79.99                              0.250           0.017        0.000
8734143          360       1-Dec-31        $474,138.87     36.54                              0.250           0.017        0.000
8748300          360       1-Jan-32        $327,724.44     85.36                      12      0.250           0.017        0.108
8756618          360       1-Jan-32        $494,584.14     69.89                              0.250           0.017        0.108
8757576          360       1-Dec-31        $544,680.64     80.00                              0.250           0.017        0.108
8773823          360       1-Dec-31        $324,438.80     58.88                              0.250           0.017        0.000
8776085          360       1-Dec-31        $323,072.68     80.00                              0.250           0.017        0.108
8792521          360       1-Dec-31        $398,675.14     79.98                              0.250           0.017        0.483
8800178          360       1-Dec-31        $399,374.03     94.99                      01      0.250           0.017        0.483
8803630          360       1-Dec-31        $647,906.40     76.35                              0.250           0.017        0.108
8805029          360       1-Dec-31        $399,325.97     57.29                              0.250           0.017        0.108
8808425          360       1-Dec-31        $327,633.27     79.98                              0.250           0.017        0.000
8816691          360       1-Dec-31        $341,150.17     79.15                              0.250           0.017        0.108
8816926          360       1-Nov-31        $573,506.44     75.83                              0.250           0.017        0.000
8817123          360       1-Nov-31        $339,138.15     80.00                              0.250           0.017        0.108
8830040          360       1-Dec-31        $499,026.38     76.11                              0.250           0.017        0.108
8835323          360       1-Dec-31        $330,319.62     90.00                      01      0.250           0.017        0.000
8843116          360       1-Dec-31        $312,971.73     95.00                      01      0.250           0.017        0.108
8847136          360       1-Dec-31        $386,331.74     79.09                              0.250           0.017        0.000
8847448          360       1-Dec-31        $656,934.83     80.00                              0.250           0.017        0.000
8857771          360       1-Sep-31        $511,659.89     83.71                      06      0.250           0.017        0.733
8860162          360       1-Dec-31        $314,841.92     95.00                      06      0.250           0.017        0.000
8861398          360       1-Dec-31        $325,277.34     80.00                              0.250           0.017        0.000
8864412          360       1-Dec-31        $366,846.10     80.00                              0.250           0.017        0.000
8865892          360       1-Sep-31        $516,388.56     80.00                              0.250           0.017        0.108
8871080          360       1-Dec-31        $350,352.00     77.28                              0.250           0.017        0.108
8871723          360       1-Dec-31        $360,131.31     80.00                              0.250           0.017        0.108
8873117          360       1-Dec-31        $369,443.41     80.00                              0.250           0.017        0.358
8877223          360       1-Dec-31        $441,336.07     80.00                              0.250           0.017        0.358
8881335          360       1-Jan-32        $356,292.98     59.43                              0.250           0.017        0.000
8886867          360       1-Nov-31        $383,118.03     73.85                              0.250           0.017        0.608
8887087          360       1-Dec-31        $361,390.02     76.21                              0.250           0.017        0.108
8900117          360       1-Dec-31        $706,777.43     80.00                              0.250           0.017        0.000
8901374          360       1-Dec-31        $396,813.59     69.25                              0.250           0.017        0.000
8902670          360       1-Dec-31        $324,424.76     67.80                              0.250           0.017        0.000
8902752          360       1-Dec-31        $431,605.41     80.00                              0.250           0.017        0.000
8915411          360       1-Dec-31        $390,123.18     75.00                              0.250           0.017        0.358
8916446          360       1-Oct-31        $319,017.01     80.00                              0.250           0.017        0.608
8926094          360       1-Dec-31        $335,419.79     78.14                              0.250           0.017        0.000
8928591          360       1-Dec-31        $391,339.46     80.00                              0.250           0.017        0.108
8931656          360       1-Dec-31        $336,971.83     87.10                      06      0.250           0.017        0.483
8934071          360       1-Dec-31        $329,443.93     67.01                              0.250           0.017        0.108
9190970          360       1-Jan-32        $487,528.74     70.00                              0.250           0.017        0.608
9199829          360       1-Jan-32        $341,319.99     68.32                              0.250           0.017        0.233
9231340          360       1-Jan-32        $365,400.23     80.00                              0.250           0.017        0.233
9269169          360       1-Jan-32        $428,515.45     90.00                      01      0.250           0.017        0.483
9291295          360       1-Jan-32        $428,630.64     57.20                              0.250           0.017        0.000
9296989          360       1-Jan-32        $909,254.07     45.50                              0.250           0.017        0.233
9303488          360       1-Jan-32        $594,524.18     70.00                              0.250           0.017        0.358
9309378          360       1-Dec-31        $432,270.36     78.58                              0.250           0.017        0.108
9326190          360       1-Dec-31        $409,057.69     48.81                              0.250           0.017        0.108
9334136          360       1-Jan-32        $601,518.59     60.20                              0.250           0.017        0.358
9336468          360       1-Jan-32        $896,227.70     56.06                              0.250           0.017        0.000
9336523          360       1-Jan-32        $634,766.27     76.08                              0.250           0.017        0.108
9338182          360       1-Nov-31        $413,000.87     51.75                              0.250           0.017        0.358
9339991          360       1-Jan-32        $811,926.55     65.00                              0.250           0.017        0.983
9340018          360       1-Nov-31        $997,645.52     39.22                              0.250           0.017        0.483
9340040          360       1-Jan-32        $461,630.55     71.08                              0.250           0.017        0.358
9340043          360       1-Jan-32        $379,672.82     46.34                              0.250           0.017        0.000
9341922          360       1-Nov-31        $851,781.72     69.71                              0.250           0.017        0.000
9344308          360       1-Jan-32        $548,427.40     26.14                              0.250           0.017        0.000
9344932          360       1-Jan-32        $757,378.67     54.14                              0.250           0.017        0.233
9345631          360       1-Jan-32        $336,723.76     71.40                              0.250           0.017        0.233
9346230          360       1-Jan-32        $424,676.61     68.55                              0.250           0.017        0.608
9346363          360       1-Jan-32        $399,655.60     32.65                              0.250           0.017        0.000
9346412          360       1-Jan-32        $496,572.09     62.13                              0.250           0.017        0.000
9346428          360       1-Jan-32        $339,700.02     66.67                              0.250           0.017        0.000
9346444          360       1-Jan-32        $374,692.61     65.22                              0.250           0.017        0.233
9347030          360       1-Jan-32        $649,440.36     54.17                              0.250           0.017        0.000
9347650          360       1-Feb-32        $650,000.00     50.00                              0.250           0.017        0.000
9350809          360       1-Jan-32        $547,539.61     80.00                              0.250           0.017        0.108
9351659          360       1-Jan-32        $774,348.90     69.82                              0.250           0.017        0.108
9352067          360       1-Jan-32        $474,610.64     60.36                              0.250           0.017        0.233
9353238          360       1-Jan-32        $478,448.11     30.13                              0.250           0.017        0.000
9354163          360       1-Jan-32        $495,593.43     80.00                              0.250           0.017        0.233
9355492          360       1-Jan-32        $583,595.46     62.34                              0.250           0.017        0.000
9355888          360       1-Jan-32        $455,626.22     80.00                              0.250           0.017        0.233
9355989          360       1-Jan-32        $349,705.96     38.89                              0.250           0.017        0.108
9356727          360       1-Jan-32        $403,169.25     46.92                              0.250           0.017        0.233
9356932          360       1-Dec-31        $512,634.73     74.42                              0.250           0.017        0.108
9357129          360       1-Feb-32        $530,000.00     63.10                              0.250           0.017        0.000
9358387          360       1-Jan-32        $487,090.44     75.00                              0.250           0.017        0.108
9358777          360       1-Jan-32        $569,509.24     34.13                              0.250           0.017        0.000
9359144          360       1-Jan-32        $379,710.85     80.00                              0.250           0.017        0.608
9359629          360       1-Jan-32        $356,700.07     72.86                              0.250           0.017        0.108
9359966          360       1-Jan-32        $999,139.02     54.05                              0.250           0.017        0.000
9362678          360       1-Jan-32        $332,740.23     52.03                              0.250           0.017        0.483
9362927          360       1-Dec-31        $405,315.85     69.40                              0.250           0.017        0.108
9362960          360       1-Jan-32        $649,467.20     65.00                              0.250           0.017        0.233
9401958          360       1-Feb-32        $350,000.00     64.81                              0.250           0.017        0.108
9402278          360       1-Feb-32        $400,000.00     80.00                              0.250           0.017        0.233
9402355          360       1-Feb-32        $448,000.00     70.00                              0.250           0.017        0.358
9403148          360       1-Feb-32        $310,000.00     55.36                              0.250           0.017        0.233
9407105          360       1-Feb-32        $650,000.00     30.95                              0.250           0.017        0.233
9409536          360       1-Feb-32        $334,000.00     65.49                              0.250           0.017        0.000
9409610          360       1-Feb-32        $511,600.00     80.00                              0.250           0.017        0.233
9410693          360       1-Jan-32        $437,632.03     30.21                              0.250           0.017        0.108
9410728          360       1-Feb-32        $473,000.00     55.65                              0.250           0.017        0.000
9411187          300       1-Feb-27        $436,500.00     72.15                              0.250           0.017        0.108
9411505          360       1-Jan-32        $391,678.68     80.00                              0.250           0.017        0.233
9412084          360       1-Jan-32        $423,102.89     79.99                              0.250           0.017        0.233
9412894          360       1-Jan-32        $404,659.75     69.23                              0.250           0.017        0.108
9413022          360       1-Jan-32        $382,878.06     80.00                              0.250           0.017        0.108
9413042          360       1-Jan-32        $377,690.15     70.00                              0.250           0.017        0.233
9413054          360       1-Feb-32        $600,000.00     48.49                              0.250           0.017        0.108
9413213          360       1-Jan-32        $349,713.11     79.91                              0.250           0.017        0.233
9413241          360       1-Feb-32        $700,000.00     60.87                              0.250           0.017        0.358
9413298          360       1-Jan-32        $383,677.39     80.00                              0.250           0.017        0.108
9413425          360       1-Jan-32        $387,704.76     76.08                              0.250           0.017        0.608
9413611          360       1-Jan-32        $407,673.72     32.13                              0.250           0.017        0.358
9413857          360       1-Feb-32        $488,000.00     77.46                              0.250           0.017        0.000
9414072          360       1-Jan-32        $455,326.46     79.95                              0.250           0.017        0.233
9414157          360       1-Jan-32        $359,704.91     74.23                              0.250           0.017        0.233
9414299          360       1-Jan-32        $401,202.03     78.73                              0.250           0.017        0.733
9414645          360       1-Jan-32        $531,605.17     80.00                              0.250           0.017        0.733
9414680          360       1-Jan-32        $465,108.92     70.00                              0.250           0.017        0.108
9415180          360       1-Feb-32        $456,000.00     51.24                              0.250           0.017        0.233
9415328          360       1-Jan-32        $432,145.48     79.94                              0.250           0.017        0.233
9415381          360       1-Jan-32        $399,672.12     47.62                              0.250           0.017        0.233
9415596          360       1-Jan-32        $379,703.56     67.86                              0.250           0.017        0.483
9415858          360       1-Feb-32        $400,000.00     66.67                              0.250           0.017        0.233
9415962          360       1-Jan-32        $378,681.59     73.59                              0.250           0.017        0.108
9416795          360       1-Jan-32        $602,874.19     67.03                              0.250           0.017        0.983
9416845          360       1-Feb-32        $650,000.00     77.84                              0.250           0.017        0.108
9416906          360       1-Jan-32        $554,545.07     55.50                              0.250           0.017        0.233
9416963          360       1-Jan-32        $521,582.57     79.95                              0.250           0.017        0.358
9417007          360       1-Feb-32        $550,000.00     52.38                              0.250           0.017        0.000
9417022          360       1-Jan-32        $475,600.10     58.77                              0.250           0.017        0.108
9417044          360       1-Feb-32        $452,000.00     80.00                              0.250           0.017        0.233
9417081          360       1-Jan-32        $634,453.28     56.44                              0.250           0.017        0.000
9417102          360       1-Jan-32        $489,608.16     31.61                              0.250           0.017        0.358
9417129          360       1-Jan-32        $449,612.55     65.69                              0.250           0.017        0.000
9417168          360       1-Jan-32        $429,139.17     28.07                              0.250           0.017        0.108
9417218          360       1-Jan-32        $399,655.60     44.44                              0.250           0.017        0.000
9417570          360       1-Jan-32        $484,592.55     66.44                              0.250           0.017        0.108
9417662          360       1-Jan-32        $321,736.05     70.00                              0.250           0.017        0.233
9417697          360       1-Feb-32        $520,000.00     68.42                              0.250           0.017        0.233
9417770          360       1-Jan-32        $329,736.10     61.34                              0.250           0.017        0.358
9418047          360       1-Jan-32        $999,139.02     57.14                              0.250           0.017        0.000
9418142          360       1-Feb-32        $436,000.00     68.66                              0.250           0.017        0.000
9418231          360       1-Jan-32        $537,536.79     38.43                              0.250           0.017        0.000
9418240          360       1-Jan-32        $359,704.91     58.54                              0.250           0.017        0.233
9418282          360       1-Jan-32        $331,721.07     59.82                              0.250           0.017        0.108
9418350          360       1-Jan-32        $577,002.78     70.00                              0.250           0.017        0.000
9418369          360       1-Jan-32        $353,723.84     77.97                              0.250           0.017        0.483
9418455          360       1-Jan-32        $649,492.93     68.78                              0.250           0.017        0.483
9418495          360       1-Feb-32        $377,750.00     65.70                              0.250           0.017        0.233
9418603          360       1-Jan-32        $781,509.88     68.02                              0.250           0.017        0.000
9418681          360       1-Feb-32        $650,000.00     69.89                              0.250           0.017        0.000
9418702          360       1-Jan-32        $544,541.29     70.00                              0.250           0.017        0.108
9418913          360       1-Feb-32        $603,000.00     63.47                              0.250           0.017        0.233
9419030          360       1-Jan-32        $524,547.99     69.54                              0.250           0.017        0.000
9419085          360       1-Jan-32        $480,106.14     73.92                              0.250           0.017        0.233
9419121          360       1-Jan-32        $593,488.57     60.00                              0.250           0.017        0.000
9419198          360       1-Jan-32        $809,302.60     50.94                              0.250           0.017        0.000
9419239          360       1-Jan-32        $339,721.30     69.39                              0.250           0.017        0.233
9419328          360       1-Feb-32        $392,000.00     70.00                              0.250           0.017        0.233
9419367          360       1-Jan-32        $384,676.55     43.50                              0.250           0.017        0.108
9419368          360       1-Jan-32        $492,375.71     80.00                              0.250           0.017        0.000
9419377          360       1-Jan-32        $704,377.99     61.04                              0.250           0.017        0.000
9419420          360       1-Jan-32        $357,706.54     69.92                              0.250           0.017        0.233
9419466          360       1-Jan-32        $508,561.76     67.87                              0.250           0.017        0.000
9419597          360       1-Jan-32        $331,714.15     45.48                              0.250           0.017        0.000
9419700          360       1-Jan-32        $399,164.37     79.90                              0.250           0.017        0.108
9419746          360       1-Jan-32        $423,660.93     80.00                              0.250           0.017        0.358
9419750          360       1-Jan-32        $832,616.95     65.00                              0.250           0.017        0.233
9419801          360       1-Feb-32        $500,000.00     63.69                              0.250           0.017        0.108
9419802          360       1-Jan-32        $479,616.15     69.57                              0.250           0.017        0.358
9419880          360       1-Jan-32        $459,603.94     36.22                              0.250           0.017        0.000
9419915          360       1-Jan-32        $427,631.50     80.00                              0.250           0.017        0.000
9419956          360       1-Jan-32        $419,638.38     58.33                              0.250           0.017        0.000
9419979          360       1-Jan-32        $399,695.63     46.08                              0.250           0.017        0.608
9420002          360       1-Jan-32        $343,710.99     80.00                              0.250           0.017        0.108
9420036          360       1-Jan-32        $322,728.64     77.83                              0.250           0.017        0.108
9420094          360       1-Feb-32        $420,000.00     68.19                              0.250           0.017        0.000
9420096          360       1-Jan-32        $337,722.94     73.48                              0.250           0.017        0.233
9420109          360       1-Jan-32        $361,695.85     77.02                              0.250           0.017        0.108
9420188          360       1-Jan-32        $319,731.15     53.78                              0.250           0.017        0.108
9420214          360       1-Jan-32        $388,946.67     80.00                              0.250           0.017        0.108
9420246          360       1-Jan-32        $666,439.63     55.58                              0.250           0.017        0.108
9420273          360       1-Jan-32        $499,579.94     80.00                              0.250           0.017        0.108
9420312          360       1-Jan-32        $991,245.17     43.13                              0.250           0.017        0.608
9420331          360       1-Feb-32        $372,240.00     80.00                              0.250           0.017        0.233
9420338          360       1-Jan-32        $609,737.31     61.03                              0.250           0.017        0.108
9420350          360       1-Jan-32        $404,659.74     69.95                              0.250           0.017        0.108
9420369          360       1-Feb-32        $400,000.00     49.38                              0.250           0.017        0.233
9420384          360       1-Jan-32        $337,696.04     75.96                              0.250           0.017        0.108
9420449          360       1-Jan-32        $546,529.04     54.70                              0.250           0.017        0.000
9420469          360       1-Feb-32        $980,000.00     59.94                              0.250           0.017        0.233
9420528          360       1-Jan-32        $494,584.14     69.72                              0.250           0.017        0.108
9420619          360       1-Feb-32        $584,000.00     27.81                              0.250           0.017        0.108
9420654          360       1-Jan-32        $496,342.82     68.52                              0.250           0.017        0.233
9420727          360       1-Jan-32        $378,673.69     58.31                              0.250           0.017        0.000
9420847          360       1-Jan-32        $397,189.91     75.00                              0.250           0.017        0.483
9421298          360       1-Jan-32        $467,634.91     80.00                              0.250           0.017        0.483
9421324          360       1-Jan-32        $509,571.54     66.84                              0.250           0.017        0.108
9421408          360       1-Jan-32        $459,603.94     75.41                              0.250           0.017        0.000
9421424          360       1-Jan-32        $499,569.51     55.56                              0.250           0.017        0.000
9421440          360       1-Feb-32        $582,500.00     79.79                              0.250           0.017        0.108
9421453          360       1-Jan-32        $431,645.89     57.60                              0.250           0.017        0.233
9421476          360       1-Jan-32        $424,642.95     51.20                              0.250           0.017        0.108
9421641          360       1-Jan-32        $336,702.67     77.47                              0.250           0.017        0.000
9421677          360       1-Jan-32        $559,529.52     53.33                              0.250           0.017        0.108
9421688          360       1-Jan-32        $649,440.36     65.00                              0.250           0.017        0.000
9421714          360       1-Jan-32        $380,430.12     79.99                              0.250           0.017        0.108
9422238          360       1-Feb-32        $612,800.00     51.50                              0.250           0.017        0.483
9422320          360       1-Jan-32        $457,076.25     54.85                              0.250           0.017        0.000
9422769          360       1-Jan-32        $365,684.88     54.63                              0.250           0.017        0.000
9423134          360       1-Feb-32        $925,000.00     46.25                              0.250           0.017        0.358
9423369          360       1-Jan-32        $699,426.21     80.00                              0.250           0.017        0.233
9423462          360       1-Feb-32        $500,000.00     56.24                              0.250           0.017        0.358
9423466          360       1-Feb-32        $438,750.00     75.00                              0.250           0.017        0.233
9423586          360       1-Jan-32        $499,547.99     79.62                              0.250           0.017        0.000
9423594          360       1-Jan-32        $328,502.76     80.00                              0.250           0.017        0.000
9423699          360       1-Jan-32        $435,234.04     80.00                              0.250           0.017        0.108
9424177          360       1-Jan-32        $479,634.76     80.00                              0.250           0.017        0.608
9424223          360       1-Jan-32        $319,756.51     77.11                              0.250           0.017        0.608
9424720          360       1-Jan-32        $399,663.95     59.00                              0.250           0.017        0.108
9424793          360       1-Jan-32        $367,683.15     80.00                              0.250           0.017        0.000
9424867          360       1-Jan-32        $374,700.11     75.00                              0.250           0.017        0.358
9425412          360       1-Jan-32        $409,672.13     69.49                              0.250           0.017        0.358
9425606          360       1-Jan-32        $339,721.30     80.00                              0.250           0.017        0.233
9425955          360       1-Jan-32        $472,262.56     69.00                              0.250           0.017        0.233
9426259          360       1-Jan-32        $549,537.93     62.86                              0.250           0.017        0.108
9426500          360       1-Jan-32        $337,708.98     80.00                              0.250           0.017        0.000
9426559          360       1-Feb-32        $400,000.00     63.49                              0.250           0.017        0.233
9426579          360       1-Jan-32        $304,743.76     69.95                              0.250           0.017        0.108
9426608          360       1-Jan-32        $334,757.54     79.76                              0.250           0.017        0.858
9426651          360       1-Jan-32        $459,573.94     80.00                              0.250           0.017        0.000
9426822          360       1-Jan-32        $574,728.51     80.00                              0.250           0.017        0.233
9426984          360       1-Feb-32        $650,000.00     77.38                              0.250           0.017        0.000
9427033          360       1-Dec-31        $319,460.76     64.00                              0.250           0.017        0.108
9427470          360       1-Jan-32        $391,574.30     64.77                              0.250           0.017        0.483
9427746          360       1-Jan-32        $503,576.57     63.00                              0.250           0.017        0.108
9428063          360       1-Jan-32        $389,703.23     69.03                              0.250           0.017        0.608
9428272          360       1-Jan-32        $393,950.00     95.00                      12      0.250           0.017        0.608
9428606          360       1-Jan-32        $356,699.31     64.09                              0.250           0.017        0.108
9429691          360       1-Jan-32        $338,782.08     69.34                              0.250           0.017        0.108
9429801          360       1-Jan-32        $524,558.93     72.92                              0.250           0.017        0.108
9430397          360       1-Jan-32        $343,724.90     80.00                              0.250           0.017        0.358
9430464          360       1-Jan-32        $958,213.92     70.00                              0.250           0.017        0.233
9430546          360       1-Jan-32        $435,642.61     80.00                              0.250           0.017        0.233
9430725          360       1-Jan-32        $318,938.35     80.00                              0.250           0.017        0.233
9430957          360       1-Feb-32        $500,000.00     50.00                              0.250           0.017        0.483
9431219          360       1-Feb-32        $450,000.00     50.00                              0.250           0.017        0.000
9431628          360       1-Jan-32        $486,680.62     44.28                              0.250           0.017        0.000
9431676          360       1-Jan-32        $599,508.18     78.95                              0.250           0.017        0.233
9432370          360       1-Feb-32        $435,000.00     60.00                              0.250           0.017        0.108
9432588          360       1-Jan-32        $349,698.65     67.31                              0.250           0.017        0.000
9432824          360       1-Jan-32        $467,606.82     80.00                              0.250           0.017        0.108
9432956          360       1-Jan-32        $418,230.67     13.95                              0.250           0.017        0.000
9433190          360       1-Jan-32        $549,537.93     64.71                              0.250           0.017        0.108
9433655          360       1-Jan-32        $649,426.51     46.43                              0.250           0.017        0.000
9433674          360       1-Jan-32        $349,698.65     68.63                              0.250           0.017        0.000
9434163          360       1-Feb-32        $632,000.00     80.00                              0.250           0.017        0.358
9434225          360       1-Jan-32        $464,918.60     74.99                              0.250           0.017        0.233
9434512          360       1-Jan-32        $449,602.97     60.00                              0.250           0.017        0.000
9434764          360       1-Jan-32        $304,050.56     52.56                              0.250           0.017        0.233
9434838          360       1-Feb-32        $490,500.00     75.00                              0.250           0.017        0.733
9434919          360       1-Jan-32        $469,797.55     42.77                              0.250           0.017        0.000
9435097          360       1-Jan-32        $649,453.92     65.00                              0.250           0.017        0.108
9435532          360       1-Jan-32        $464,589.74     68.38                              0.250           0.017        0.000
9435676          360       1-Jan-32        $500,589.33     82.13                      01      0.250           0.017        0.233
9435883          360       1-Jan-32        $446,605.62     49.94                              0.250           0.017        0.000
9435919          360       1-Feb-32        $352,000.00     80.00                              0.250           0.017        0.108
9436024          360       1-Jan-32        $314,728.79     70.00                              0.250           0.017        0.000
9436030          360       1-Feb-32        $459,000.00     79.14                              0.250           0.017        0.108
9436284          360       1-Jan-32        $499,564.58     45.45                              0.250           0.017        0.108
9436706          360       1-Jan-32        $612,172.48     58.35                              0.250           0.017        0.000
9436709          360       1-Jan-32        $589,829.14     69.45                              0.250           0.017        0.000
9436710          360       1-Jan-32        $380,322.27     52.87                              0.250           0.017        0.000
9436849          360       1-Jan-32        $649,453.92     54.17                              0.250           0.017        0.108
9436996          360       1-Jan-32        $444,597.71     76.46                              0.250           0.017        0.000
9437162          360       1-Jan-32        $360,953.88     61.44                              0.250           0.017        0.233
9437220          360       1-Jan-32        $545,206.68     62.37                              0.250           0.017        0.000
9437311          360       1-Feb-32        $650,000.00     41.94                              0.250           0.017        0.000
9437539          360       1-Jan-32        $499,579.93     66.67                              0.250           0.017        0.108
9437577          360       1-Jan-32        $311,737.88     80.00                              0.250           0.017        0.108
9437595          360       1-Jan-32        $484,931.80     48.56                              0.250           0.017        0.108
9437650          360       1-Feb-32        $427,500.00     63.81                              0.250           0.017        0.000
9437775          360       1-Feb-32        $388,500.00     70.00                              0.250           0.017        0.108
9438160          360       1-Jan-32        $405,658.90     36.09                              0.250           0.017        0.108
9439347          360       1-Jan-32        $359,726.07     80.00                              0.250           0.017        0.608
9439529          360       1-Jan-32        $449,621.95     58.06                              0.250           0.017        0.108
9439568          360       1-Jan-32        $539,535.07     45.00                              0.250           0.017        0.000
9439682          360       1-Jan-32        $499,547.99     71.44                              0.250           0.017        0.000
9440338          360       1-Jan-32        $596,486.00     59.70                              0.250           0.017        0.000
9440426          360       1-Dec-31        $450,701.11     53.12                              0.250           0.017        0.000
9440897          360       1-Jan-32        $830,335.46     46.17                              0.250           0.017        0.358
9440940          360       1-Jan-32        $399,672.12     66.67                              0.250           0.017        0.233
9440997          360       1-Jan-32        $559,552.17     66.67                              0.250           0.017        0.358
9441079          360       1-Jan-32        $425,642.11     74.74                              0.250           0.017        0.108
9441331          360       1-Jan-32        $399,703.14     63.49                              0.250           0.017        0.733
9441771          360       1-Jan-32        $479,606.54     64.86                              0.250           0.017        0.233
9442053          360       1-Feb-32        $888,000.00     69.38                              0.250           0.017        0.233
9442974          360       1-Dec-31        $613,938.02     40.45                              0.250           0.017        0.000
9443397          360       1-Jan-32        $579,547.54     66.29                              0.250           0.017        0.483
9443749          360       1-Jan-32        $497,549.80     63.20                              0.250           0.017        0.000
9443914          360       1-Jan-32        $369,681.43     60.66                              0.250           0.017        0.000
9444073          360       1-Jan-32        $749,354.26     65.22                              0.250           0.017        0.000
9445460          360       1-Jan-32        $465,199.12     53.52                              0.250           0.017        0.000
9446036          360       1-Feb-32        $900,000.00     75.00                              0.250           0.017        0.483
9446130          360       1-Jan-32        $333,612.52     55.65                              0.250           0.017        0.000
9446219          360       1-Jan-32        $547,613.23     64.62                              0.250           0.017        0.983
9446937          360       1-Nov-31        $648,311.62     56.52                              0.250           0.017        0.000
9446964          360       1-Dec-31        $539,067.52     60.00                              0.250           0.017        0.000
9447188          360       1-Dec-31        $431,254.03     80.00                              0.250           0.017        0.000
9447433          360       1-Dec-31        $663,460.13     78.18                              0.250           0.017        0.483
9447545          360       1-Dec-31        $314,993.67     80.00                              0.250           0.017        0.108
9447598          360       1-Dec-31        $493,167.58     63.58                              0.250           0.017        0.108
9447692          240       1-Dec-21        $559,900.69     74.93                              0.250           0.017        0.483
9447809          360       1-Jan-32        $445,852.75     70.00                              0.250           0.017        0.000
9448034          360       1-Dec-31        $514,066.34     60.59                              0.250           0.017        0.000
9448541          360       1-Dec-31        $331,454.15     80.00                              0.250           0.017        0.233
9448991          360       1-Dec-31        $421,200.93     76.04                              0.250           0.017        0.108
9449007          360       1-Jan-32        $737,380.00     75.31                              0.250           0.017        0.108
9449494          360       1-Nov-31        $318,191.39     60.19                              0.250           0.017        0.108
9449581          360       1-Nov-31        $536,636.25     79.70                              0.250           0.017        0.108
9449760          360       1-Dec-31        $413,302.38     67.32                              0.250           0.017        0.108
9449850          360       1-Dec-31        $489,153.87     44.75                              0.250           0.017        0.000
9450191          360       1-Dec-31        $641,386.21     69.73                              0.250           0.017        0.000
9450253          360       1-Dec-31        $418,593.46     64.51                              0.250           0.017        0.108
9450363          360       1-Dec-31        $429,239.14     48.31                              0.250           0.017        0.000
9450785          360       1-Dec-31        $404,300.65     69.83                              0.250           0.017        0.000
9450851          360       1-Nov-31        $356,095.05     36.62                              0.250           0.017        0.108
9450900          360       1-Dec-31        $348,397.34     79.32                              0.250           0.017        0.000
9451026          360       1-Nov-31        $413,895.49     54.61                              0.250           0.017        0.000
9451100          360       1-Dec-31        $389,342.84     77.84                              0.250           0.017        0.108
9451128          360       1-Dec-31        $399,274.84     44.20                              0.250           0.017        0.000
9451168          360       1-Dec-31        $359,378.36     80.00                              0.250           0.017        0.000
9451183          360       1-Dec-31        $998,314.94     47.62                              0.250           0.017        0.108
9451191          360       1-Dec-31        $408,792.87     66.37                              0.250           0.017        0.000
9451232          360       1-Dec-31        $393,252.36     80.00                              0.250           0.017        0.233
9451487          360       1-Dec-31        $392,933.73     39.45                              0.250           0.017        0.000
9451508          360       1-Dec-31        $405,263.95     70.00                              0.250           0.017        0.000
9451906          360       1-Nov-31        $315,198.99     73.49                              0.250           0.017        0.108
9452161          360       1-Dec-31        $652,119.08     52.26                              0.250           0.017        0.000
9452226          360       1-Nov-31        $389,081.75     60.00                              0.250           0.017        0.483
9452282          360       1-Dec-31        $336,418.06     73.09                              0.250           0.017        0.000
9452750          360       1-Dec-31        $515,133.70     75.00                              0.250           0.017        0.108
9453004          360       1-Dec-31        $379,343.82     60.80                              0.250           0.017        0.000
9453437          360       1-Dec-31        $423,267.83     80.00                              0.250           0.017        0.000
9454478          360       1-Nov-31        $622,418.26     78.00                              0.250           0.017        0.108
9454718          360       1-Dec-31        $399,325.97     40.00                              0.250           0.017        0.108
9455598          360       1-Dec-31        $723,748.06     55.77                              0.250           0.017        0.000
9455619          360       1-Dec-31        $348,762.94     51.84                              0.250           0.017        0.000
9455715          360       1-Dec-31        $938,416.05     62.67                              0.250           0.017        0.108
9455802          360       1-Dec-31        $449,241.73     76.27                              0.250           0.017        0.108
9456047          360       1-Dec-31        $354,401.80     68.27                              0.250           0.017        0.108
9456720          360       1-Dec-31        $368,095.69     75.00                              0.250           0.017        0.108
9457216          360       1-Dec-31        $519,123.77     75.91                              0.250           0.017        0.108
9458422          360       1-Dec-31        $429,257.48     61.43                              0.250           0.017        0.000
9458573          240       1-Dec-21        $597,654.54     71.26                              0.250           0.017        0.108
9458665          360       1-Dec-31        $476,675.44     73.46                              0.250           0.017        0.000
9458835          240       1-Dec-21        $298,827.27     34.48                              0.250           0.017        0.108
9458847          360       1-Dec-31        $758,655.24     47.50                              0.250           0.017        0.000
9459376          360       1-Dec-31        $459,186.06     80.00                              0.250           0.017        0.000
9459614          360       1-Dec-31        $344,432.77     49.29                              0.250           0.017        0.233
9459716          360       1-Dec-31        $318,212.89     75.89                              0.250           0.017        0.108
9459779          360       1-Dec-31        $592,499.92     78.40                              0.250           0.017        0.108
9459840          360       1-Dec-31        $497,140.05     79.68                              0.250           0.017        0.000
9459903          360       1-Dec-31        $359,892.53     69.86                              0.250           0.017        0.108
9460033          360       1-Dec-31        $429,239.14     65.95                              0.250           0.017        0.000
9460149          360       1-Dec-31        $549,070.22     65.87                              0.250           0.017        0.108
9460529          360       1-Dec-31        $346,151.24     95.00                      01      0.250           0.017        0.000
9460955          360       1-Dec-31        $343,376.36     80.00                              0.250           0.017        0.000
9460977          360       1-Dec-31        $861,581.09     59.52                              0.250           0.017        0.233
9461142          360       1-Dec-31        $341,052.99     48.17                              0.250           0.017        0.233
9461219          360       1-Nov-31        $511,799.39     69.81                              0.250           0.017        0.108
9461872          360       1-Dec-31        $615,934.57     75.06                              0.250           0.017        0.000
9462308          360       1-Dec-31        $584,937.63     36.06                              0.250           0.017        0.000
9462361          360       1-Dec-31        $692,801.60     60.35                              0.250           0.017        0.000
9462873          360       1-Dec-31        $648,877.57     69.15                              0.250           0.017        0.000
9462960          360       1-Dec-31        $997,208.00     49.95                              0.250           0.017        0.108
9463081          360       1-Nov-31        $698,181.74     58.33                              0.250           0.017        0.000
9463115          360       1-Dec-31        $446,246.79     79.82                              0.250           0.017        0.108
9463337          360       1-Dec-31        $733,069.94     69.94                              0.250           0.017        0.000
9463379          360       1-Dec-31        $334,435.51     74.44                              0.250           0.017        0.108
9463458          360       1-Dec-31        $503,937.58     57.71                              0.250           0.017        0.108
9463987          360       1-Dec-31        $436,081.83     80.00                              0.250           0.017        0.233
9464187          360       1-Dec-31        $751,634.87     70.05                              0.250           0.017        0.000
9464390          360       1-Dec-31        $411,787.68     75.00                              0.250           0.017        0.000
9464624          360       1-Nov-31        $310,689.97     70.00                              0.250           0.017        0.000
9464955          276       1-Nov-24        $376,399.23     52.23                              0.250           0.017        0.108
9465715          300       1-Dec-26        $154,547.37     39.74                              0.250           0.017        0.108
9465898          360       1-Dec-31        $438,214.40     80.00                              0.250           0.017        0.733
9466085          360       1-Dec-31        $473,480.98     48.65                              0.250           0.017        0.000
9879083          360       1-Jan-32        $351,711.47     78.57                              0.250           0.017        0.233
9899120          360       1-Feb-32        $650,000.00     66.60                              0.250           0.017        0.000
9902334          360       1-Feb-32        $363,145.00     89.67                      13      0.250           0.017        0.233
9904755          240       1-Feb-22        $391,000.00     66.84                              0.250           0.017        0.000
9910841          360       1-Jan-32        $399,655.61     66.67                              0.250           0.017        0.000
9912833          360       1-Feb-32        $600,000.00     57.97                              0.250           0.017        0.358
9922312          360       1-Feb-32        $375,000.00     58.59                              0.250           0.017        0.608
9923549          360       1-Feb-32        $464,000.00     80.00                              0.250           0.017        0.233
9925374          360       1-Dec-31        $397,295.76     72.36                              0.250           0.017        0.000
9925831          360       1-Dec-31        $385,848.72     83.48                      33      0.250           0.017        0.108
9927672          360       1-Feb-32        $404,000.00     80.00                              0.250           0.017        0.358
9947644          360       1-Feb-32        $637,500.00     75.00                              0.250           0.017        0.233
9954996          360       1-Nov-31        $410,032.33     52.69                              0.250           0.017        0.483
9956458          360       1-Jan-32        $351,696.93     80.00                              0.250           0.017        0.000
9956510          360       1-Nov-31        $335,127.23     70.00                              0.250           0.017        0.000
9956522          360       1-Nov-31        $433,398.60     74.91                              0.250           0.017        0.108
9957407          360       1-Jan-32        $367,698.36     80.00                              0.250           0.017        0.233
9957491          360       1-Oct-31        $343,043.67     80.00                              0.250           0.017        1.108
9958966          360       1-Jan-32        $369,711.37     78.72                              0.250           0.017        0.483
9959132          360       1-Jan-32        $558,292.00     75.00                              0.250           0.017        0.233


                                       $484,263,899.85

                                   EXHIBIT F-2

                       [Schedule of Type 2 Mortgage Loans]


WFMBS
WFMBS   2002-3 EXHIBIT F-2
30 YEAR FIXED RATE RELOCATION  LOANS

(i)         (ii)                                         (iii)       (iv)          (v)        (vi)                (vii)    (viii)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    NET
MORTGAGE                                                              MORTGAGE      MORTGAGE  CURRENT             ORIGINAL SCHEDULED
LOAN                                      ZIP             PROPERTY    INTEREST      INTEREST  MONTHLY             TERM TO  MATURITY
NUMBER      CITY                  STATE   CODE            TYPE        RATE          RATE      PAYMENT             MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
8906199     HAWTHORNE WOODS       IL      60047            SFD        7.125         6.500     $2,560.13           360      1-Oct-31




COUNT:                       1
WAC:                     7.125
WAM:                       356
WALTV:                      80


[TABLE CONTINUED]


(i)               (ix)         (x)       (xi)     (xii)            (xiii)      (xv)         (xvi)
----------------------------------------------------------------------------------------------------
                  CUT-OFF
MORTGAGE          DATE                             MORTGAGE                     MASTER      FIXED
LOAN              PRINCIPAL                        INSURANCE        SERVICE     SERVICE     RETAINED
NUMBER            BALANCE      LTV       SUBSIDY   CODE             FEE         FEE         YIELD
----------------------------------------------------------------------------------------------------
8906199           368,690.20   80.00                                0.250       0.017       0.358

                 $368,690.20

                                   EXHIBIT F-3

                   [Schedule of Other Servicer Mortgage Loans]


WFMBS
WFMBS   2002-3 EXHIBIT F-3
30 YEAR FIXED RATE RELOCATION  LOANS

(i)          (ii)                                              (iii)      (iv)        (v)            (vi)           (vii)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       NET
MORTGAGE                                                                   MORTGAGE    MORTGAGE       CURRENT       ORIGINAL
LOAN                                                ZIP         PROPERTY   INTEREST    INTEREST       MONTHLY       TERM TO
NUMBER       CITY                           STATE   CODE        TYPE       RATE        RATE           PAYMENT       MATURITY
-----------------------------------------------------------------------------------------------------------------------------
4369910      ALBUQUERQUE                    NM      87122       SFD        7.625       6.500          $3,487.66     360
5961066      PINE CITY                      MN      55063       SFD        7.750       6.500          $1,160.59     360
4425782      DALLAS                         TX      75240       SFD        7.500       6.500          $2,657.02     360
4426434      AUBREY                         TX      76227       SFD        7.250       6.500          $2,851.50     360
4426460      ROCKVILLE                      MD      20850       SFD        7.250       6.500          $3,206.23     360
4348555      WHITEHOUSE STATION             NJ      08889       SFD        6.875       6.500          $4,090.70     360
4310776      HOUSTON                        TX      77019       SFD        7.375       6.500          $2,212.30     343
4331901      GULF BREEZE                    FL      32563       SFD        7.000       6.500          $2,328.56     360
4331932      NEW ORLEANS                    LA      70124       SFD        7.000       6.500          $1,995.91     360
4358749      GREELEY                        CO      80634       SFD        6.875       6.500          $2,102.18     360
4366854      NEW ORLEANS                    LA      70131       SFD        7.125       6.500          $2,054.84     349
4380327      NEW ORLEANS                    LA      70124       SFD        7.000       6.500          $3,488.85     240
4394001      NEW ORLEANS                    LA      70130       LCO        7.000       6.500          $2,655.05     334
4394010      NEW ORLEANS                    LA      70124       SFD        7.000       6.500          $2,661.21     334
4394015      KENNER                         LA      70065       SFD        7.125       6.500          $2,082.85     344
4403884      NEW ORLEANS                    LA      70115       SFD        7.250       6.500          $2,556.79     357
4403954      BATON ROUGE                    LA      70817       SFD        7.250       6.500          $2,298.11     360
4406396      HOUMA                          LA      70360       SFD        6.750       6.483          $2,222.10     360
4408882      BATON ROUGE                    LA      70810       SFD        6.875       6.500          $2,609.32     360
4423392      IRVING                         TX      75063       SFD        7.375       6.500          $2,519.24     338
4427513      FORT COLLINS                   CO      80528       SFD        6.750       6.483          $4,215.89     360
4323975      DESTIN                         FL      32550       SFD        7.875       6.500          $4,257.33     240
4325295      BRIDGEWATER                    NJ      08807       SFD        7.750       6.500          $2,593.41     360
4366561      SNOHOMISH                      WA      98296       SFD        7.375       6.500          $2,488.85     360
4377975      MILFORD                        NE      68405       SFD        7.250       6.500          $2,038.32     300
4394697      HIGHLANDS                      CO      80124       SFD        7.000       6.500          $2,102.36     360
4394932      ALTOONA                        IA      50009       SFD        7.125       6.500          $2,735.30     360
4395189      ROCHESTER                      MI      48306       SFD        7.625       6.500          $4,529.88     360
4404503      NORTON                         MA      02766       SFD        7.250       6.500          $2,489.94     360
4404512      MAUMEE                         OH      43537       SFD        7.375       6.500          $2,354.01     240
4422454      GAITHERSBURG                   MD      20875       SFD        7.625       6.500          $2,516.21     360
4422482      MIAMI                          FL      33134       SFD        7.125       6.500          $3,031.73     360
4295652      HILLSBOROUGH                   NC      27278       SFD        7.250       6.500          $1,968.08     360
4324493      POWELL                         OH      43065       SFD        7.250       6.500          $2,865.14     360
4326593      NYACK                          NY      10960       SFD        7.500       6.500          $2,884.96     360
4327693      MALVERNE                       NY      11565       SFD        7.250       6.500          $2,087.46     360
4328891      MELVILLE                       NY      11747       SFD        6.875       6.500          $2,069.33     360
4339888      DELAWARE                       OH      43015       SFD        7.250       6.500          $2,251.18     360
5958525      SUNNYVALE                      CA      94087       SFD        7.750       6.500          $5,301.45     360
4399373      MAPLE CITY                     MI      49664       SFD        7.500       6.500          $2,716.45     360
4409094      RANCHO SANTA MARGARITA         CA      92688       SFD        7.500       6.500          $2,075.97     360



COUNT:                                 41
WAC:                          7.262004128
WAM:                          342.4621084
WALTV:                        72.03221317

[TABLE CONTINUED]


(i)             (viii)              (ix)          (x)       (xi)          (xii)      (xiii)      (xv)       (xvi)
------------------------------------------------------------------------------------------------------------------
                                    CUT-OFF
MORTGAGE        SCHEDULED           DATE                                  MORTGAGE               MASTER     FIXED
LOAN            MATURITY            PRINCIPAL                             INSURANCE  SERVICE     SERVICE    RETAINED
NUMBER          DATE                BALANCE       LTV       SUBSIDY       CODE       FEE         FEE        YIELD
------------------------------------------------------------------------------------------------------------------
4369910         1-Nov-31            $491,673.26   75.00                              0.250       0.017       0.858
5961066         1-Dec-31            $161,770.58   83.08                    38        0.250       0.017       0.983
4425782         1-Sep-31            $378,572.16   80.00                              0.500       0.017       0.483
4426434         1-Oct-31            $416,683.80   70.85                              0.500       0.017       0.233
4426460         1-Oct-31            $468,520.07   61.04                              0.500       0.017       0.233
4348555         1-Dec-31            $621,650.71   79.99                              0.250       0.017       0.108
4310776         1-Apr-30            $314,342.76   55.72                              0.250       0.017       0.608
4331901         1-Oct-31            $348,842.35   69.31                              0.250       0.017       0.233
4331932         1-Nov-31            $299,179.51   66.67                              0.250       0.017       0.233
4358749         1-Nov-31            $319,188.82   74.42                              0.250       0.017       0.108
4366854         1-Nov-30            $301,185.43   73.72                              0.250       0.017       0.358
4380327         1-Nov-21            $447,393.30   56.96                              0.250       0.017       0.233
4394001         1-Sep-29            $388,770.20   73.09                              0.250       0.017       0.233
4394010         1-Sep-29            $389,672.72   71.43                              0.250       0.017       0.233
4394015         1-Jul-30            $304,199.88   60.04                              0.250       0.017       0.358
4403884         1-Aug-31            $373,018.70   61.30                              0.250       0.017       0.483
4403954         1-Nov-31            $316,420.52   75.70                              0.250       0.017       0.483
4406396         1-Jan-32            $342,305.03   52.71                              0.250       0.017       0.000
4408882         1-Nov-31            $380,125.85   76.82                              0.250       0.017       0.108
4423392         1-Jan-30            $357,274.65   78.56                              0.250       0.017       0.608
4427513         1-Nov-31            $648,311.62   68.42                              0.250       0.017       0.000
4323975         1-Jul-21            $507,015.04   75.00                              0.250       0.017       1.108
4325295         1-Jul-31            $359,826.66   88.94                    11        0.250       0.017       0.983
4366561         1-Aug-31            $358,679.32   80.00                              0.250       0.017       0.608
4377975         1-Sep-26            $280,306.82   65.58                              0.250       0.017       0.483
4394697         1-Sep-31            $314,190.43   72.64                              0.250       0.017       0.233
4394932         1-Oct-31            $404,689.69   73.82                              0.250       0.017       0.358
4395189         1-Aug-31            $637,176.19   53.33                              0.250       0.017       0.858
4404503         1-Aug-31            $363,189.08   89.57                    6         0.250       0.017       0.483
4404512         1-Sep-21            $292,261.60   70.24                              0.250       0.017       0.608
4422454         1-Sep-31            $354,197.03   88.52                    11        0.250       0.017       0.858
4422482         1-Oct-31            $448,547.72   67.67                              0.250       0.017       0.358
4295652         1-Oct-31            $287,591.57   83.74                    6         0.250       0.017       0.483
4324493         1-Oct-31            $418,677.52   65.63                              0.250       0.017       0.483
4326593         1-Oct-31            $411,363.63   77.85                              0.250       0.017       0.733
4327693         1-Nov-31            $305,279.54   90.00                    12        0.250       0.017       0.483
4328891         1-Dec-31            $314,469.20   57.27                              0.250       0.017       0.108
4339888         1-Nov-31            $329,223.03   84.18                    1         0.250       0.017       0.483
5958525         1-Feb-31            $723,096.03   67.89                              0.250       0.017       0.983
4399373         1-Nov-31            $387,629.61   75.00                              0.250       0.017       0.733
4409094         1-May-31            $292,921.29   90.00                    38        0.250       0.017       0.733

                                      $15,859,432.92


WFMBS
WFMBS   2002-03 EXHIBIT F-3 (continued)
30 YEAR FIXED RATE RELOCATION  LOANS


(i)            (xvii)                             (xviii)
------------------------------------------------------------------------------

MORTGAGE                                          NMI
LOAN                                              LOAN
NUMBER         SERVICER                           SELLER
------------------------------------------------------------------------------
4369910        COLONIAL SAVINGS & LOAN            COLONIAL SAVINGS & LOAN
5961066        CUNA MUTUAL MORTGAGE CORP          CUNA MUTUAL MORTGAGE CORP
4425782        FIRST NATIONWIDE MORTGAG           FIRST NATIONWIDE MORTGAG
4426434        FIRST NATIONWIDE MORTGAG           FIRST NATIONWIDE MORTGAG
4426460        FIRST NATIONWIDE MORTGAG           FIRST NATIONWIDE MORTGAG
4348555        FIRSTAR                            FIRSTAR
4310776        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4331901        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4331932        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4358749        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4366854        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4380327        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4394001        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4394010        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4394015        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4403884        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4403954        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4406396        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4408882        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4423392        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4427513        HIBERNIA NATIONAL BANK             HIBERNIA NATIONAL BANK
4323975        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4325295        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4366561        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4377975        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4394697        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4394932        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4395189        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4404503        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4404512        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4422454        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4422482        HOMESIDE LENDING, INC.             HOMESIDE LENDING, INC.
4295652        HSBC MORTGAGE CORP (USA)           HSBC MORTGAGE CORP (USA)
4324493        HSBC MORTGAGE CORP (USA)           HSBC MORTGAGE CORP (USA)
4326593        HSBC MORTGAGE CORP (USA)           HSBC MORTGAGE CORP (USA)
4327693        HSBC MORTGAGE CORP (USA)           HSBC MORTGAGE CORP (USA)
4328891        HSBC MORTGAGE CORP (USA)           HSBC MORTGAGE CORP (USA)
4339888        HSBC MORTGAGE CORP (USA)           HSBC MORTGAGE CORP (USA)
5958525        HSBC MORTGAGE CORP (USA)           HSBC MORTGAGE CORP (USA)
4399373        HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
4409094        NAVY FEDERAL CREDIT UNION          NAVY FEDERAL CREDIT UNION


COUNT:                                              41
WAC:                                       7.262004128
WAM:                                       342.4621084
WALTV:                                     72.03221317

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)




Loan Information
----------------

      Name of Mortgagor:                ________________________________________

      Servicer
      Loan No.:                         ________________________________________


Custodian/Trustee
-----------------

      Name:                             ________________________________________


      Address:                          ________________________________________
                                        ________________________________________

      Custodian/Trustee
      Mortgage File No.:                ________________________________________


Seller
------

      Name:                             ________________________________________


      Address:                          ________________________________________
                                        ________________________________________

      Certificates:                     Mortgage Pass-Through Certificates,
                                        Series 2002-3


            The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 2002-3, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of February 27, 2002 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

      ( ) Promissory Note dated __________________, 20__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

      ( )   Mortgage recorded on  ________________________  as instrument  no.
            ______________  in the County  Recorder's  Office  of the  County of
            ____________________, State of  ______________________________  in
            book/reel/docket __________________________ of official records at page/image ____________.

      ( )   Deed of Trust recorded on  ____________________  as  instrument  no.
            _________________  in the County Recorder's Office of the County of
            ___________________, State of  _________________ in book/reel/docket
            ____________________ of official records at page/image ___________.

      ( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
            ______________________________ as instrument no. ______________  in the County Recorder's Office of the County of _____________________, State of ____________________ in book/reel/docket _________________
            of official records at page/image ____________.

      ( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

            ( )   _____________________________________________

            ( )   _____________________________________________

            ( )   _____________________________________________

            ( )   _____________________________________________

            The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                       WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION



                                       By: __________________________



                                       Title: ________________________


Date: ________________, 20__

                                    EXHIBIT H


                                              AFFIDAVIT PURSUANT TO SECTION
                                              860E(e)(4) OF THE INTERNAL REVENUE
                                              CODE OF 1986, AS AMENDED, AND FOR
                                              NON-ERISA INVESTORS



STATE OF                )
                        )  ss.:
COUNTY OF               )


             [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

            2.   That the Purchaser's Taxpayer Identification Number is [     ].

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-3, Class [A-R][A-LR] Certificate (the "Class [A-R][A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R][A-LR] Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R][A-LR] Certificate in excess of cash flows generated by the Class [A-R][A-LR] Certificate.

            6. That the Purchaser will not transfer the Class [A-R][A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [A-R][A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R][A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R][A-LR] Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [A-R][A-LR] Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

            9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC][Lower-Tier REMIC] pursuant to Section 8.14 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of _____________, 20__.


                                       [Name of Purchaser]



                                       By:____________________________________
                                          [Name of Officer]
                                          [Title of Officer]


            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of __________, 20__.



____________________________________
Notary Public

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                    EXHIBIT I

                [Letter from Transferor of Class A-R Certificate]

                                     [Date]


First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202

Re:   Wells Fargo Asset Securities Corporation,
      Series 2002-3, Class A-R
      -----------------------------------------

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.


                                       Very truly yours,



                                       [Transferor]


                                       ______________________

                                    EXHIBIT J

                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3
                       CLASS [B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER
                               -------------------

                                                      _________________ __, ____

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-3, Class [B-4][B-5][B-6] Certificates (the "Class [B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of February 27, 2002 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-3.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 20__, relating to the Class [B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [B-4][B-5][B-6] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar
Law).

            (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-4][B-5][B-6] Certificates is in compliance therewith.

            Section 3. Transfer of Class [B-4][B-5][B-6] Certificates.

            (a) The Purchaser understands that the Class [B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                       [PURCHASER]


                                       By: ______________________________


                                       Its: ______________________________

                                    EXHIBIT K

                                   [RESERVED]

                                    EXHIBIT L

                              SERVICING AGREEMENTS


               Wells Fargo Home Mortgage, Inc. Servicing Agreement

                   Hibernia National Bank Servicing Agreement

                   HomeSide Lending, Inc. Servicing Agreement

               HSBC Mortgage Corporation (USA) Servicing Agreement

            First Nationwide Mortgage Corporation Servicing Agreement

                      Firstar Bank, NA Servicing Agreement

                   Colonial Savings, F.A. Servicing Agreement

               The Huntington Mortgage Company Servicing Agreement

                  Navy Federal Credit Union Servicing Agreement

              CUNA Mutual Mortgage Corporation Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
                 -----------------------------------------------

            This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered int, between Wells Fargo Bank Minnesota, National Association (the "Company" and "Wells Fargo Bank") and (the "Purchaser").


                              PRELIMINARY STATEMENT

            ______________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-3, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

            ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1    Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or at least F-1 by Fitch Ratings. ("Fitch") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch or S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least A-1 by S&P or F-1 by Fitch or (z) the depository institution or trust company is one that is acceptable to either S&P or Fitch and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.2    Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.


                          SPECIAL SERVICING PROCEDURES

            Section 1.3    Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

            (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 1.4   Purchaser's Election to Delay Foreclosure Proceedings.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 1.5     Purchaser's Election to Commence Foreclosure
                            Proceedings.

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 1.6    Termination.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.


                       COLLATERAL FUND; SECURITY INTEREST

            Section 1.7    Collateral Fund.

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-3." Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 1.8    Collateral Fund Permitted Investments.

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 1.9    Grant of Security Interest.

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 1.10    Collateral Shortfalls.

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.


                            MISCELLANEOUS PROVISIONS

            Section 1.11    Amendment.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 1.12    Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 1.13    Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 1.14    Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a)   in the case of the Company,

                  Wells Fargo Bank Minnesota, National Association 7485 New Horizon Way
                  Frederick, MD 21703

                  Attention:  Vice President, Master Servicing
                  Phone: 301-696-7800
                  Fax: 301-815-6365

            (b)   in the case of the Purchaser,

                  _________________________________________________

                  _________________________________________________

                  _________________________________________________

                  _________________________________________________

                  Attention: ______________________________________

            Section 1.15    Severability of Provisions.

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 1.16    Successors and Assigns.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 1.17    Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 1.18    Confidentiality.

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 1.19    Indemnification.

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                       Wells Fargo Bank Minnesota, National
                                          Association

                                       By:____________________________________
                                          Name:
                                          Title:



                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

                    Wells Fargo Asset Securities Corporation,
                Mortgage Pass-Through Certificates, Series 2002-3
                 Applicable Unscheduled Principal Receipt Period




                                        Full Unscheduled    Partial Unscheduled
Servicer                               Principal Receipts    Principal Receipts
--------                               ------------------    ------------------

WFHM (Type 1)                              Mid-Month             Mid-Month
WFHM (Type 2)                              Mid-Month             Mid-Month
Hibernia National Bank                     Mid-Month            Prior Month
HomeSide Lending, Inc.                    Prior Month           Prior Month
HSBC Mortgage Corporation (USA)            Mid-Month            Prior Month
First Nationwide Mortgage Corporation      Mid-Month            Prior Month
Firstar Bank, NA                           Mid-Month            Prior Month
Colonial Savings, F.A.                     Mid-Month            Prior Month
The Huntington Mortgage Company            Mid-Month            Prior Month
Navy Federal Credit Union                  Mid-Month            Prior Month
CUNA Mutual Mortgage Corporation           Mid-Month            Prior Month